File No. 002-89328
Filed on April 30, 2015	File No. 811-03957

 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	39	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Post-Effective Amendment No.	38	☒

(Check appropriate box or boxes)

VARIFLEX SEPARATE ACCOUNT (VARIFLEX)
(Exact Name of Registrant)

Security Benefit Life Insurance Company
(Name of Depositor)

One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, Including Area Code:
(785) 438-3000

Chris Swickard Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001 (Name and address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on May 1, 2015, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:  Interests in a separate account under individual and group flexible premium deferred variable annuity contracts.

Prospectus

VARIFLEX® VARIABLE ANNUITY

May 1, 2015

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

V6908	32-69086-00 2015 /05/01

Variflex Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated May 1, 2015
To Prospectus Dated May 1, 2015

Effective June 1, 2015, the Mailing Address, Administrative Office, and information for contacting the Company for your Variflex Variable Annuity has changed. All addresses for the Company referenced in the prospectus for your Variflex Variable Annuity are changed to Security Benefit Retirement Plan Services, P.O. Box 55976, Boston, Massachusetts, 02205-5976. Accordingly, you should send all service requests (e.g., purchase payments, withdrawal requests, address changes, etc.) to Security Benefit Retirement Plan Services, P.O. Box 55976, Boston, Massachusetts, 02205-5976. In addition, the toll-free number for any service requests relating to your Variflex Variable Annuity is now 800-747-3942. We will forward any requests sent to the Topeka, Kansas address on to the correct address for you. Note however, that any purchase or sale of Accumulation Units that requires forwarding will receive the unit price determined as of the end of the Valuation Period in which your order is received in good order at the address for Security Benefit Retirement Plan Services set forth above.

Please Retain This Supplement For Future Reference

VARIFLEX® VARIABLE ANNUITY

Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Variflex Variable Annuity—a flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals and groups as a non-tax qualified retirement plan. The Contract is also available for individuals and groups in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variflex Separate Account, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the ”Underlying Fund”). The Underlying Funds currently available under the Contract are:1

•	American Century VP Ultra®
•	American Century VP Value
•	ClearBridge Variable Aggressive Growth
•	ClearBridge Variable Small Cap Growth
•	Dreyfus IP Technology Growth
•	Dreyfus VIF International Value
•	Guggenheim VIF All Cap Value
•	Guggenheim VIF Alpha Opportunity
•	Guggenheim VIF High Yield
•	Guggenheim VIF Large Cap Value
•	Guggenheim VIF Long Short Equity
•	Guggenheim VIF Managed Asset Allocation
•	Guggenheim VIF Mid Cap Value
•	Guggenheim VIF Money Market
•	Guggenheim VIF Small Cap Value
•	Guggenheim VIF StylePlus Large Core
•	Guggenheim VIF StylePlus Large Growth
•	Guggenheim VIF StylePlus Mid Growth
•	Guggenheim VIF StylePlus Small Growth
•	Guggenheim VIF Total Return Bond
•	Guggenheim VIF World Equity Income
•	Invesco V.I. Comstock
•	Invesco V.I. Equity and Income
•	Invesco V.I. Global Health Care
•	Invesco V.I. Global Real Estate
•	Invesco V.I. Government Securities
•	Invesco V.I. International Growth
•	Invesco V.I. Mid Cap Core Equity
•	Invesco V.I. Mid Cap Growth
•	Invesco V.I. Value Opportunities
•	MFS® VIT II Research International (formerly MFS ® VIT Research International)
•	MFS® VIT Total Return
•	MFS® VIT Utilities
•	Neuberger Berman AMT Socially Responsive
•	Oppenheimer Main Street Small Cap Fund®/VA
•	PIMCO VIT All Asset
•	PIMCO VIT CommodityRealReturn Strategy
•	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
•	PIMCO VIT Low Duration
•	PIMCO VIT Real Return
•	Royce Capital Fund – Micro-Cap

1	Subaccounts other than those listed above may still be operational, but not currently offered as investment options under the Contract. See “Closed Subaccount.”

The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment into an Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the Underlying Funds by contacting the Company at 1-800-888-2461.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract will go up and down and you could lose money.

Date:  May 1, 2015

V6908	32-69086-00 2015 /05/01

Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.
Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
You may return a Contract according to the terms of its Free-Look Right. See “Free-Look Right.”
This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2015 , which has been filed with the Securities and Exchange Commission (“SEC”) contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 52 of this Prospectus.
The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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Page
Federal Tax Matters	38
Introduction	38
Tax Status of the Company and the Separate Account	38
Income Taxation of Annuities in General—Non-Qualified Plans	39
Additional Considerations	40
Qualified Plans	41
Other Tax Considerations	47

Other Information	47
Voting of Underlying Fund Shares	47
Changes to Investments	48
Changes to Comply with Law and Amendments	48
Reports to Owners	49
Electronic Privileges	49
State Variations	49
Legal Proceedings	50
Sale of the Contract	50
Legal Matters	51

Performance Information	51

Additional Information	52
Registration Statement	52
Financial Statements	52

Table of Contents for Statement of Additional Information	52

Objectives for Underlying Funds	53

Appendix A – Condensed Financial Information

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:

Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit — A unit of measure used to calculate Contract Value.

Administrative Office — The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.

Annuity — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.

Annuity Commencement Date — The date when annuity payments are to begin.

Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period — The period beginning on the Annuity Commencement Date during which annuity payments are made.

Contract — Your individual Contract issued to you by the Company or your certificate under a Group Contract.

Contract Date — The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

Contract Debt — The unpaid loan balance including loan interest.

Contractowner or Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. The term “Contractowner” or “Owner” is used in this Prospectus to refer to the Owner of an individual Contract or Participant under a Group Contract.

Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Contract Year — Each twelve-month period measured from the Contract Date.

Designated Beneficiary — The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: The Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s Estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the Primary Beneficiary; the Secondary Beneficiary; or if none of the above are alive, the Annuitant’s estate.

Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

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Group Contract — A Contract issued to a group in connection with a Qualified Plan or a non-tax qualified retirement plan for which individual certificates are issued and a record of each Participant’s interest in the Group Contract is maintained by the Company.

Group Unallocated Contract — A Contract issued to a group in connection with a Qualified Plan under which no individual accounts are established for Participants.

Guaranteed Rate — The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

Hospital — An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

Participant — A Participant under a Qualified Plan and/or a Group Contract or Group Unallocated Contract.

Purchase Payment — An amount paid to the Company as consideration for the Contract.

Qualified Skilled Nursing Facility — A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

Separate Account — Variflex Separate Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

Terminal Illness — An incurable condition that with a degree of medical certainty will result in death within one year.

Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variflex Contract-401(k) and 408(k) — A version of the Contract offered prior to May 1, 1990, to plans qualified under Section 401(k) or 408(k)(6) of the Internal Revenue Code. The differences between this Contract and the currently offered versions of the Contract qualifying under Section 401(k) and 408(k)(6) of the code are noted where appropriate.

Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charge, a pro rata account administration charge, and any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 9 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

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Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and also described in the Contract.

Purpose of the Contract — The flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.
You may purchase the Contract as a non-tax qualified retirement plan for an individual or group (“Non-Qualified Plan”). You may also purchase the Contract, on a group or individual basis, in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as “Qualified Plans.”
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

The Separate Account and the Underlying Funds — The Separate Account is divided into accounts referred to as Subaccounts. See “Separate Account.” Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

Fixed Account — You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. See “The Fixed Account.”

Purchase Payments — The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for a single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. Subsequent Purchase Payments are not permitted for a single purchase payment immediate annuity. See “Purchase Payments.”

Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”
At any time before the Annuity Commencement Date, you may surrender a Contract for its Withdrawal Value, and you may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.
The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Commencement Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”

Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.

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Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before allocating them to Contract Value. Certain charges will be deducted in connection with the Contract as described below.
Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a withdrawal charge). The amount of the withdrawal charge depends on the Contract Year in which the withdrawal is made. We will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that your withdrawal does not exceed the free withdrawal amount. The free withdrawal amount in any Contract Year is 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any free withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge does not apply to withdrawals of earnings. The amount of the charge will depend on the Contract Year in which the withdrawal is made, according to the following schedule:

Contract Year	Withdrawal Charge
	The Contract	Variflex Contract-401(k) and 408(k)
1	8%	8%
2	7%	8%
3	6%	8%
4	5%	8%
5	4%	7%
6	3%	6%
7	2%	5%
8	1%	4%
9 and later	0%	0%

The amount of total withdrawal charges assessed against your Contract will never exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least seven years (five years for Contracts issued prior to January 4, 1999). The Company will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more.
A different withdrawal charge schedule applies if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code). See “Withdrawal Charge for Certain Texas Participants.”
Mortality and Expense Risk Charge. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.2% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period. See “Mortality and Expense Risk Charge.”
Account Administration Charge. The Company will deduct from your Contract Value an annual administration charge of $30. The administration charge for the Variflex Contract – 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value. The charge will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among those accounts. The Company does not assess the account administration charge against Contract Value which has been applied under Annuity Options 1 through 4, 9 and 10. See “Account Administration Charge.”
Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to your Contract. This charge will usually be deducted on the Annuity Commencement Date or upon full withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”

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Loan Interest Charge. The Company charges an effective annual interest rate on a loan equal to 5% (5.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the net cost of a loan is 2%.
Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the summary prospectus or prospectus for each Underlying Fund.
The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)

Tax-Free Exchanges — You can generally exchange one contract for another in a ”tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-888-2461.

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Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently ranges from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See “Mortality and Expense Risk Charge.”

Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	8%1
Transfer Fee (per transfer)	None
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Account Administration Charge	$302
Net Loan Interest Charge3	2%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	1.20%
Total Separate Account Annual Expenses	1.20%
1    The amount of the contingent deferred sales charge is determined by reference to the Contract Year in which the withdrawal is made. Withdrawals in the first Contract Year are subject to a charge of 8% declining to 0% in Contract Year 9 and later. The contingent deferred sales charge schedule is different for the Variflex Contract – 401(k) and 408(k) and for a Contract issued to a Participant under a Section 403(b) retirement plan sponsored by an institution of higher education as defined in the Texas Education Code. See “Contingent Deferred Sales Charge” and “Withdrawal Charge for Certain Texas Participants” for more information.
2    The account administration charge for the Variflex Contract – 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value.
3    The net loan cost equals the difference between the amount of interest the Company charges you for a loan (5.5%, 5.0% if your Contract was issued on or after January 4, 1999) and the amount of interest the Company credits to the Loan Account, which is 3.0%.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses1	0.65%	2.71%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)2	0.65%	2.33%
1    Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one-year period ended December 31, 2014, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the one-year period ended December 31, 2014.
 Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2    Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through May 1, 2016.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

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The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Based on Maximum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$1,121	$1,757	$2,403	$4,159
If you do not surrender or you annuitize your Contract	$ 397	$1,202	$2,025	$4,159
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$1,085	$1,910	$2,657	$4,136
If you do not surrender or you annuitize your Contract	$ 359	$1,168	$1,994	$4,136

Based on Minimum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$924	$1,176	$1,419	$2,206
If you do not surrender or you annuitize your Contract	$191	$ 592	$1,019	$2,206
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$924	$1,371	$1,719	$2,206
If you do not surrender or you annuitize your Contract	$191	$ 592	$1,019	$2,206

Condensed Financial Information

Condensed Financial Information appears in Appendix A of this Prospectus.

Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company is a wholly owned subsidiary of Security Benefit Corporation and is ultimately controlled by Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services and industrial distribution.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2014 , the Company had total assets of approximately $2 4.5 billion.
The Principal Underwriter for the Contracts is Security Distributors, Inc. (“SDI”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC.

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance

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Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings , which are subject to change, are opinions as t o an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Separate Account — The Company established the Separate Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Such Separate Account assets are not subject to the claims of the Company’s creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Substitution of Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies. Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

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Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pays fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification benefits beyond traditional investment strategies, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve leverage or use various complex hedging techniques, like options and derivatives, which typically result in a low or negative correlation to traditional investments in debt or equities: this means that when the value of traditional investments is decreasing, the value of alternative asset classes may increase ; the inverse is also true–when traditional investments are performing   well, alternative asset classes may earn lower or negative returns. For a complete list of risks, as well as a discussion of risks and investment strategies, please refer to the Underlying F unds’ prospectus.
One of the U nderlying F unds is a money market fund. There is no assurance that this Underlying F und will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.
A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment into an Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the Underlying Funds by contacting the Company.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, Security Distributors, Inc. (“SDI”), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is

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a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.
Other Payments. An Underlying Fund’s adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se2, LLC, (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2 may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. It is also available as a single purchase payment immediate variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that you assume the risk of investment gain or loss under the Contract rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual or group as a non-tax qualified retirement plan (“Non-Qualified Plan”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals’ retirement plans (sometimes called HR-10 and Keogh plans),

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(2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employees pension plan, (3) SIMPLE IRA plans established under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account and you have the right to reallocate among the available Subaccounts. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

Types of Variflex Contracts — Different types of the Contract are offered by the Company through this Prospectus. The types of the Contract vary in the amount and timing of the minimum Purchase Payments, and in various other respects. The different types of the Contract are described below:
Single Purchase Payment Immediate Annuity. This type of Contract is used for an individual where a single Purchase Payment has been allocated to provide for annuity payments to commence immediately.
Flexible Purchase Payment Deferred Annuity. This type of Contract is used for an individual where periodic Purchase Payments will be made with annuity payments to commence at a later date.

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Group Flexible Purchase Payment Deferred Annuity Contract. This type of Contract is used when Purchase Payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract, Contract Value is established for each Participant for whom payments are being made and the benefit at retirement will be determined by your Contract Value at that time.
Under a Group Unallocated Contract, the Purchase Payments are not allocated to the individual Participants but are credited to the Contractowner's account. When a Participant becomes entitled to receive payments under the provisions of the Plan, the appropriate amount of Contract Value may be withdrawn by the Contractowner to provide the Participant with an annuity.

Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80 (age 75 for Contracts issued in Florida). If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

Purchase Payments — The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The Company does not permit subsequent Purchase Payments for a single purchase payment immediate annuity. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse an Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you in writing of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to

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your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar or whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

Dollar Cost Averaging Option — Prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.
After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that you may transfer each month, quarter, semiannually or annually to any one Subaccount, is $25. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.

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You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.

Asset Reallocation Option — Prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period. Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. If you are a participant in a Group Contract qualified under Internal Revenue Code Section 401, the Asset Reallocation Request will be effective on the first Valuation Date of the calendar quarter following the receipt of the request. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Commencement Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”
The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Company will so limit your transfers if we determine that

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you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

•	the total dollar amount being transferred;

•	the number of transfers you made within a period of calendar days;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners or Participants, which may have a negative impact on such other Owners and Participants.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only to Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF Mid Cap Value subaccount on April 16, the 30 day restriction begins on April 17, and ends on May 16, which means you could transfer back into the Guggenheim VIF Mid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

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Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Ultra®, American Century VP Value	30 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Dreyfus IP Technology Growth, Dreyfus VIF International Value	60 Days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Mid Cap Value, Guggenheim VIF Small Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equal Income
30 days
Guggenheim VIF Money Market	Unlimited
Invesco V.I. Comstock, Invesco V.I. Equity and Income, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco V.I. Mid Cap Growth, Invesco V.I. Value Opportunities
30 days
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Neuberger Berman AMT Socially Responsive	30 days
Oppenheimer Main Street Small Cap Fund®/VA	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Capital Fund - Micro-Cap	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The summary prospectuses or prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and

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procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Guggenheim VIF Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

Determination of Contract Value — Your Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals (including systematic withdrawals), and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the

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corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the “cut-off time”). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.

Full and Partial Withdrawals — A Contractowner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 through 9. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments before the 9th Contract Year (or before the 8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.”
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in

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excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal premium tax charge on partial withdrawals (including systematic withdrawals) from Purchase Payments before the 9th Contract Year (8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education) will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge in addition to the payment amount. See “Premium Tax Charge.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination and will only terminate the contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner’s instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403, 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time after the first Contract Year, or during the first Contract Year, if Contract Value is $40,000 or more at the time of election. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $25. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax.

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If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated from the Contractowner’s Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
Systematic withdrawals generally are subject to any applicable withdrawal charges. Systematic withdrawals may be made without a withdrawal charge provided that you have not made a free withdrawal during the Contract Year and your systematic withdrawals do not exceed an amount determined as follows: 10% of Contract Value as of the Valuation Date the first systematic withdrawal request is received during the Contract Year. Systematic withdrawals that exceed this amount are subject to any applicable withdrawal charge.
The Company may, at any time, discontinue, modify, or suspend systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”

Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If the Owner (or Annuitant if you purchased your Contract prior to January 4, 1999) dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s (or if applicable, the Annuitant’s) death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If an Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of each Owner (or Annuitant) was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:

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•	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

•	The stepped-up death benefit.

The stepped-up death benefit is:

•	The largest death benefit on any Contract anniversary that is an exact multiple of six and occurs prior to the oldest Owner (or if applicable, the Annuitant) attaining age 76, plus

•	Any Purchase Payments made since the applicable Contract anniversary, less

•	Any withdrawals since the applicable anniversary.

For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract anniversary immediately preceding May 1, 1991, is deemed to be the sixth Contract anniversary for purposes of determining the stepped-up death benefit.
If an Owner (or if applicable, an Annuitant) dies during the Accumulation Period and the age of any Owner (or Annuitant) was 76 or greater on the date the Contract was issued, the death benefit will be the greater of:

•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or

•	Total Purchase Payments reduced by any partial withdrawals.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.
Death Benefit for Certain Florida Residents. If you were a resident of Florida and purchased your Contract prior to January 4, 1999, your death benefit is as follows. If the Annuitant is 75 or younger as of the date of his or her death, the death benefit is the greatest of: (1) the sum of all Purchase Payments reduced by any partial withdrawals; (2) the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office; or (3) the largest Contract Value on any Contract anniversary that is an exact multiple of six, plus any Purchase Payments applied since that anniversary, less any partial withdrawals since that anniversary. If the Annuitant is 76 or older as of the date of his or her death, the death benefit is the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, less any applicable withdrawal charge. The Company currently waives the withdrawal charge applicable to the death benefit.

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Death Benefit for Group Unallocated Contracts. The death benefit under a Group Unallocated Contract is determined by reference to the terms of the Qualified Plan. The Contractowner must inform the Company of the amount of the death benefit, and its payment will be treated as a partial withdrawal. The Company will not impose a withdrawal charge upon such a withdrawal and it will not be considered a free withdrawal under the Contract.

Distribution Requirements — For Contracts issued in connection with Non-Qualified Plans, the federal tax laws require that the Company pay a death benefit upon the death of the Owner, and the Company will do so under all Contracts, including those issued prior to January 4, 1999. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Commencement Date or receive the death benefit proceeds.
The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.
For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant — For Contracts issued currently, if the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See “Death Benefit” for a discussion of the death benefit in the event of the Annuitant’s death for Contracts issued prior to January 4, 1999.

Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before allocating them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending upon the Contract Year in which the withdrawal is made.
The Company will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that such withdrawal does not exceed the Free Withdrawal amount. The Free Withdrawal amount in any Contract Year is equal to 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any Free Withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge generally applies to the amount of any withdrawal attributable to Purchase Payments that exceeds the Free Withdrawal amount.

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If your Contract is funding a charitable remainder trust, the free withdrawal is available beginning in the first Contract Year, and you may make periodic free withdrawals provided that the total free withdrawals in any Contract Year do not exceed the Free Withdrawal amount discussed above.
For Group Unallocated Contracts, the free withdrawal is available after the first Contract Year. The first withdrawal in each calendar month under such a Contract is free to the extent that total free withdrawals in any Contract Year do not exceed 10% of Contract Value as of the beginning of that Contract Year.
The withdrawal charge does not apply to withdrawals of earnings. For the purpose of determining any withdrawal charge, the Company deems any withdrawals that are subject to the withdrawal charge to be made first from Purchase Payments and then from earnings. Free Withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. The amount of the charge will depend on the Contract Year in which the withdrawal is made according to the following schedule:

Contract Year	Withdrawal Charge
	The Contract	Variflex Contract-401(k) and 408(k)
1	8%	8%
2	7%	8%
3	6%	8%
4	5%	8%
5	4%	7%
6	3%	6%
7	2%	5%
8	1%	4%
9 and later	0%	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least 7 years (5 years if you purchased your Contract prior to January 4, 1999). Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more. See “Waiver of Withdrawal Charge.” The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

Withdrawal Charge for Certain Texas Participants — Notwithstanding the withdrawal charges set forth above, if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code), your withdrawal charge schedule is as follows:

Contract Year	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and later	0%

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Waiver of Withdrawal Charge — The Company will waive the withdrawal charge in the event of confinement to a Hospital or Nursing Facility, provided the following conditions are met: (1) the Contractowner has been confined to a “Hospital” or “Qualified Skilled Nursing Facility” for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contractowner is so confined when the Company receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to the Company is accompanied by a properly completed claim form which may be obtained from the Company and a written physician’s statement acceptable to the Company certifying that such confinement is a medical necessity and is due to illness or infirmity.
The Company also will waive the surrender charge due to Terminal Illness provided the following conditions are met: (1) the Contractowner has been diagnosed by a licensed physician with a “Terminal Illness”;(2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to the Company accompanied by a properly completed claim form that may be obtained from the Company and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.
The Company reserves the right to have the Contractowner examined by a physician of its choice and at its expense to determine if the Contractowner is eligible for a waiver. The waiver is not available in certain states pending department of insurance approval. If the waiver is later approved by the insurance department of a state, the Company intends to make the waiver available to all Contractowners in that state at that time, but there can be no assurance that the waiver will be approved. The terminal illness waiver is not available to Contractowners residing in New Jersey. Prospective Contractowners should contact their agent concerning availability of the waiver in their state.

Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.2% of each Subaccount’s average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. This charge is also deducted during the Annuity Period.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.

Account Administration Charge — The Company will deduct from your Contract Value an account administration charge of $30 (or if less, 2% of Contract Value for the Variflex Contract – 401(k) and 408(k)) at each Contract anniversary. The account administration charge is not assessed against Contract Value that has been applied under Annuity Options 1 through 4, 9 and 10. The Company deducts the account administration charge annually, but will waive the charge if your Contract Value is $25,000 or more, and your Contract has been in force eight or more years on the date the charge is to be deducted. The Company will deduct the account administration charge from your Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company will deduct a pro rata account administration charge upon:

•	A full withdrawal of Contract Value

•	Payment of a death benefit

•	The Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected

•	The first deduction of the account administration charge if the Contract has been in force for less than a full calendar year

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The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contract. The Company does not expect to profit from this charge.

Premium Tax Charge — Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Commencement Date or upon a full withdrawal (including a systematic withdrawal) if a premium tax was incurred and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 5% (5.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the net cost of a loan is 2%.

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and account administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. The Company may also reduce or waive the contingent deferred sales charge and account administration charge on Contracts sold to directors, officers and bona fide full-time employees of the Company and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and sibling of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with the Company to sell variable annuities. Contracts so purchased are for investment purposes only and may not be resold except to the Company. No sales commission will be paid on such Contracts.

Guarantee of Certain Charges — The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2% of each Subaccount’s average daily net assets and the account administration charge will not exceed $30 per year.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

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Annuity Period

General — You select the Annuity Commencement Date at the time of application. If you purchase a single purchase payment immediate annuity, your annuity payments will commence on the Contract Date. Otherwise, your Annuity Commencement Date may not be prior to the third annual Contract Anniversary (ninth annual Contract Anniversary for Contracts issued in Oregon after August 31, 1999) and may not be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999). The terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant’s 65th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Commencement Date is selected, the Annuity Commencement Date will be the Annuitant’s 95th birthday. Any applicable death benefit will terminate at the Annuity Start Date without value.   See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.
On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by :

•	any applicable premium taxes
•	any outstanding Contract Debt
•	for Options 1 through 4, 9 and 10, a pro rata account administration charge
•	A withdrawal charge for any option with a non-life payment period of less than 7 years.

The Contracts currently provides for several Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Although Options 1 through 10 may not be described, or are numbered differently, in some Contracts, the Company makes these Options available to all Contractowners, except that Option 9 is not available under certain forms of the Contract. Annuity payments under Annuity Options 1 through 4, 9 and 10 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 10, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Commencement Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 through 8 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.
Annuity Options 1 through 4 and 10 provide for annuity payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50 ($25 for Contracts issued prior to January 4,1999). If the frequency of payments selected would result in payments of less than $50 (or $25 if applicable), the Company reserves the right to change the frequency.

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You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commencement Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 10, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals, or surrender his or her annuity and receive a lump sum settlement in lieu thereof. Under Annuity Options 5 through 9, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable withdrawal charge, premium tax charge and pro rata account administration charge.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period under Annuity Options 1 through 4, 7 and 8.
The Contract specifies annuity tables for Annuity Options 1 through 4, 9 and 10, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.

Annuity Options —

Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.
Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first annuity payment, annuity payments will continue to the Designated Beneficiary until that number of payments has been made.
Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.
Option 7 — Deposit Option. The amount due under the Contract on the Annuity Commencement Date may be left on deposit with the Company in its General Account with interest at the rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as you elect. This Option is not available under Contracts used in connection with Qualified Plans.
Option 8 — Age Recalculation. Periodic annuity payments will be made based upon the Annuitant’s life expectancy, or the joint life expectancy of the Annuitant and his or her beneficiary, at the Annuitant’s attained age (and the beneficiary’s attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Contract Value is exhausted. Upon the Annuitant’s death, any Contract Value will be paid to the Designated Beneficiary.

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Option 9 — Period Certain. Periodic annuity payments will be made for a stated period which may be 5, 10, 15, or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 10 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 9 and 10 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

Selection of an Option — You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant’s spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999).

The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General

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Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.
There are significant limits on your right to transfer Contract Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Contract Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers and Withdrawals From the Fixed Account,” below.

Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans or transfers from the Fixed Account will be deemed to be taken from Purchase Payments and Contract Value allocated to the Fixed Account on a first in, first out basis. Any interest attributable to such amounts shall be deemed to be taken before the amount of the Purchase Payment or other Contract Value allocated to the Fixed Account. For more information about transfers and withdrawals from the Fixed Account, see the discussion of the Fixed Account options below. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”

Contract Charges — Premium taxes, withdrawal charges and the account administration charge will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are limited in a Contract Year to not more than the greatest of:

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1.	$5,000,

2.	one-third of the Contract Value allocated to the Fixed Account at the time of the first transfer from the Fixed Account in the Contract Year, or

3.	120% of the amount transferred from the Fixed Account during the previous Contract Year.

The Company reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above (“Waiver Period”). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120% of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract Year under the transfer provisions above absent the Waiver Period.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value allocated to the Fixed Account. Transfer of Contract Value pursuant to the Asset Reallocation Option is not currently subject to any minimums. The minimum transfer under the Dollar Cost Averaging Option is $25. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers and to limit the amount that may be subject to transfer.
Effective February 1, 2009, for Contracts that provide for a Guaranteed Rate of 4% or higher and permit limits on transfers, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 50% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers occurring before February 1, 2009, or transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”

Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership — The Contractowner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows, subject to any limitations under your Qualified Plan. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner (or if applicable, the Annuitant) during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the first person on the following list who is alive on the date of death of the Annuitant: the Primary Beneficiary, the Secondary Beneficiary or if none of the above are alive, the Annuitant’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. Careful consideration should be given to the manner in which the Contract is registered, as well

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as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many qualified plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.

Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid .

Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

•	During which the NYSE is closed other than customary weekend and holiday closings,

•	During which trading on the NYSE is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Guggenheim VIF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Guggenheim VIF Money Market Subaccount until the Fund is liquidated.

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply) .

Cyber Security   — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the

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Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.
When an eligible contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account.” Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3%, In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate under the Fixed Account.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to 5% (5.5% if your Contract was issued prior to January 4, 1999). Because the Contract Value maintained in the Loan Account (which will earn 3.0% on an annual basis) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2%.
Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

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While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
In the event that you elect to exchange your Contract for a contract of another company, you need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59½, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to such contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship distribution.
If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to

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the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions Under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals and groups as a non-tax qualified retirement plan and for individuals and groups which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”), as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract. In addition, as provided in IRS regulations, we inform you that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.

Tax Status of the Company and the Separate Account —

General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for Security Benefit Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no

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more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

Income Taxation of Annuities in General—Non-Qualified Plans — Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” and “Diversification Standards.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Surrenders or Withdrawals Prior to the Annuity Commencement Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Surrenders or Withdrawals on or After the Annuity Commencement Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under

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the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Additional Considerations —

Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
      The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a

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decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408(A) or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or ERISA. Consequently, a Contractowner’s beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

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Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.
In order for a retirement plan to be “qualified” under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of “highly compensated” employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.
A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow “Roth” contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a “qualified distribution.” Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.
Each employee’s interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½ or retires (“required beginning date”). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70½. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee’s death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee’s death.
Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee’s investment. The portion so excluded is determined by dividing the employee’s investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee’s investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.
A “lump-sum” distribution from a retirement plan qualified under Code Section 401 may be eligible for favorable tax treatment by certain individuals. A “lump-sum” distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee’s death, (ii) after the employee attains age 59½, (iii) on account of the employee’s termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).
As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee’s investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.
Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

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Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.”
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

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Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $5,500 (for 2015 ).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 98,000 for a married couple filing a joint return and $ 61,000 for a single taxpayer in 2015 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 183,000 and $ 193,000 (for 2015 ). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½—the Contractowner’s retirement date, if any, will not affect his or her required beginning date. See “Section 401.” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution which bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
SIMPLE Individual Retirement Annuities. Certain employers with no more than 100 employees may establish a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities (“SIMPLE IRA”) established by each participant. The contract may be purchased by a trust for a SIMPLE plan and is also available as a SIMPLE IRA annuity.
Information on eligibility to participate in an employer’s SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA will generally include salary deferral contributions and employer contributions. On a pre-tax basis, participants may elect to contribute through salary deferrals based on a stated percentage of the employee’s compensation. Such salary deferrals are limited to the applicable dollar amount of $ 12,500 for the 2015 tax year.
The $ 12,500 limit may be adjusted for inflation in $500 increments after 2015 . If an individual is age 50 or over, catch-up contributions can be made to the SIMPLE IRA in an amount up to the lesser of (i) the individual’s compensation for the tax year, reduced by all elective deferrals that were made to other plans, or (ii)  $3,000.
The $ 3,000 limit will be adjusted for inflation in $500 increments after 2015 . In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant’s account each year. In general, matching contributions must equal up to 3% of compensation, but under certain

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circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation.
In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½. The Contractowner’s retirement date will not affect his or her required beginning date. Amounts contributed to SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $ 116,000 to $ 131,000 in adjusted gross income for 2015 ($ 183,000 to $ 193,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible and rollovers and conversions from other retirement plans are taxable when completed , but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made In amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distribution, the amount must be distributed by the end of the fifth full calendar year after death of the Contractowner.
Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.
Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the distribution of a participant’s benefits until the participant attains age 70½, terminates employment or incurs an “unforeseeable emergency.”
Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.” Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity (IRA).
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a 401, 403(b) or governmental 457 plan (other than Roth sources) in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means

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any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A 401, 403(b) or governmental 457 plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 401, 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancy) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that is rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

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Other Tax Considerations —

Federal Estate, Gift, and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
For 2015 , the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered ”investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

Other Information

Voting of Underlying Fund Shares — You indirectly (through the Separate Account) purchase shares of the Underlying Funds when you allocate Purchase Payments or transfer Contract Value to the Subaccounts. The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940

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Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
The person having the voting interest under a Contract is the owner. It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company’s management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
In connection with a substitution of any shares attributable to an Owner’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including

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but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. In addition, upon 30 days’ notice to the holder of a Group Contract, the Company may make other changes to a Group Contract that will apply only to individuals who become participants after the effective date of the change.

Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases made automatically from your bank account or pursuant to a salary reduction arrangement, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations — The Prospectus and Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company’s Administrative Office.

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Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. (“SDI”) is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDI’s ability to perform its contract with the Separate Account.

Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, Security Distributors, Inc. (“SDI”), for the distribution and sale of the Contract. SDI’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.
SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2014 , 2013 , and 2012 , the amounts paid to SDI in connection with all variable annuity contracts sold through the Separate Account were $6,014,880, $7,281,228, and $9,123,017, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDI’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI’s ongoing operations.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

50

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of Selling Broker-Dealers that received additional compensation from the Company in 2014 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): OFG Financial Services, Inc., PlanMember Securities Corporation, Lincoln Investment Planning, Inc., GWN Securities Inc., Cambridge Investment/Retirement Plan Advisors (RPA), Legend Equities Corporation, TransAmerica Financial Advisors, Inc., K   M   S Financial Services, Inc., American Portfolios Financial Services, Inc., Next Financial Group Inc., Investacorp, Inc., Client One Securities LLC., Money Concepts Capital Corporation, Centaurus Financial, Inc., and J W Cole Financial Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company’s authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Guggenheim VIF Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.
Current yield for the Guggenheim VIF Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Guggenheim VIF Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Guggenheim VIF Money Market Subaccount yields may also become extremely low and possibly negative.
For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual

51

compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.
Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.
Although the Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.
Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) the Company’s rating or a rating of the Company’s claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Additional Information

Registration Statement — A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov).

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2014 and 2013 , and for each of the three years in the period ended December 31, 2014 , and the financial statements of the Variflex Separate Account at December 31, 2014 , and for each of the specified periods ended December 31, 2014 and 2013 , are included in the Statement of Additional Information.

Table of Contents for Statement of Additional Information

The Statement of Additional Information for the Variflex Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

52

THE CONTRACT
Valuation of Accumulation Units
Computation of Variable Annuity Payments
Illustration
Termination of Contract
Group Contracts

PERFORMANCE INFORMATION

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS
Section 401
Section 403(b)
Roth 403(b)
Sections 408 and 408A
Section 457

ASSIGNMENT

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

STATE REGULATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Objectives for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.

NOTE: If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.

Underlying Fund	Share Class	Investment Objective	Adviser	Sub-Adviser
American Century VP Ultra®	II	Seeks long-term capital growth.	American Century Investment Management, Inc.
American Century VP Value	II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
ClearBridge Variable Aggressive Growth	Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC (Western Asset Management Company manages the portion of the fund’s cash and short-term investments allocated to it)	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC (Western Asset Management Company manages the portion of the fund’s cash and short-term investments allocated to it)	ClearBridge Investments, LLC

53

Underlying Fund	Share Class	Investment Objective	Adviser	Sub-Adviser
Dreyfus IP Technology Growth	Service	Seeks capital appreciation.	The Dreyfus Corporation
Dreyfus VIF International Value	Service	Seeks long-term capital growth.	The Dreyfus Corporation
Guggenheim VIF All Cap Value		Seeks Long-term growth of capital	Guggenheim Investments
Guggenheim VIF Alpha Opportunity		Seeks Long-term growth of capital	Guggenheim Investments
Guggenheim VIF High Yield		Seeks high current income; capital appreciation is a secondary objective.	Guggenheim Investments
Guggenheim VIF Large Cap Value		Seeks Long-term growth of capital	Guggenheim Investments
Guggenheim VIF Long Short Equity		Seeks long-term capital appreciation.	Guggenheim Investments
Guggenheim VIF Managed Asset Allocation		Seeks growth of capital and, secondarily, preservation of capital.	Guggenheim Investments
Guggenheim VIF Mid Cap Value		Seeks Long-term growth of capital	Guggenheim Investments
Guggenheim VIF Money Market		Seeks a high level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities	Guggenheim Investments
Guggenheim VIF Small Cap Value		Seeks long-term capital appreciation	Guggenheim Investments
Guggenheim VIF StylePlus Large Core		Seeks Long-term growth of capital.	Guggenheim Investments
Guggenheim VIF StylePlus Large Growth		Seeks Long-term growth of capital.	Guggenheim Investments
Guggenheim VIF StylePlus Mid Growth		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF StylePlus Small Growth		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF Total Return Bond		Seeks total return, comprised of current income and capital appreciation.	Guggenheim Investments
Guggenheim VIF World Equity Income		Seeks total return, comprised of capital appreciation and income.	Guggenheim Investments
Invesco V.I. Comstock	Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Equity and Income	Series II	Seeks both capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Global Health Care	Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate	Series I	Seeks total return through growth of capital and current income	Invesco Advisers, Inc.
Invesco V.I. Government Securities	Series II	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.

54

Underlying Fund	Share Class	Investment Objective	Adviser	Sub-Adviser
Invesco V.I. International Growth	Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth	Series II	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities	Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
MFS® VIT II Research International	Service	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® VIT Total Return	Service	Seeks total return.	Massachusetts Financial Services Company
MFS® VIT Utilities	Service	Seeks total return.	Massachusetts Financial Services Company
Neuberger Berman AMT Socially Responsive	S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Main Street Small Cap Fund®/VA	Service	Seeks capital appreciation.	OFI Global Asset Management, Inc.	OppenheimerFunds, Inc.
PIMCO VIT All Asset	Administrative	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Seeks maximum real return , consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Low Duration	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
Royce Capital Fund – Micro-Cap	Investment	Seeks long-term growth of capital.	Royce & Associates, LLC

55

APPENDIX A

Condensed Financial Information

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
American Century VP Ultra®	2014	15.91	17.27	1,406,666	15.91	17.27	567,436
	2013	11.76	15.91	3 57 ,354	11.76	15.91	197,297
	2012	10.46	11.76	3 82 ,143	10.46	11.76	164,626
	2011	10.50	10.46	2 80 ,402	10.50	10.46	164,854
	2010	9.18	10.50	2 53 ,678	9.18	10.50	149,028
	2009	6.90	9.18	615,585	6.90	9.18	145,015
	2008	11.97	6.90	283 ,917	11.97	6.90	121,087
	2007	10.03	11.97	446,412	10.03	11.97	113,121
	2006	10.51	10.03	252,782	10.51	10.03	71,260
	2005	10.43	10.51	443,620	10.43	10.51	132,210
American Century VP Value	2014	17.27	19.27	635,930	17.27	19.27	429,837
	2013	13.30	17.27	6 65 ,173	13.30	17.27	429,526
	2012	11.75	13.30	5 61 ,011	11.75	13.30	424,257
	2011	11.79	11.75	530,183	11.79	11.75	389,225
	2010	10.55	11.79	5 60 ,441	10.55	11.79	372,098
	2009	8.92	10.55	8 64 ,450	8.92	10.55	387,885
	2008	12.34	8.92	542,249	12.34	8.92	352,484
	2007	13.19	12.34	464,316	13.19	12.34	320,720
	2006	11.27	13.19	613,552	11.27	13.19	294,359
	2005	10.88	11.27	487,177	10.88	11.27	226,828
ClearBridge Variable Aggressive Growth	2014	18.15	21.53	640,715	18.15	21.53	202,789
	2013	12.47	18.15	507,174	12.47	18.15	1 57 ,602
	2012	10.65	12.47	3 74 ,021	10.65	12.47	115,490
	2011	10.55	10.65	2 97 ,699	10.55	10.65	94,025
	2010	8.56	10.55	2 50 ,560	8.56	10.55	90,903
	2009	6.46	8.56	2 38 ,003	6.46	8.56	122,129
	2008	11.00	6.46	696,715	11.00	6.46	99,837
	2007	11.10	11.00	160,744	11.10	11.00	93,182
	2006	10.14	11.10	175,481	10.14	11.10	20,657
	20052	10.00	10.14	2,378	10.00	10.14	220
ClearBridge Variable Small Cap Growth	2014	21.61	22.22	186,334	21.61	22.22	45,488
	2013	14.88	21.61	2 55 ,327	14.88	21.61	39,872
	2012	12.61	14.88	1 90 ,655	12.61	14.88	25,363
	2011	12.59	12.61	1 34 ,913	12.59	12.61	26,031
	2010	10.18	12.59	1 40 ,081	10.18	12.59	2 9 ,385
	2009	7.21	10.18	63,769	7.21	10.18	17,864
	2008	12.31	7.21	125,945	12.31	7.21	17,751
	2007	11.35	12.31	36,270	11.35	12.31	6,776
	2006	10.25	11.35	32,779	10.25	11.35	5,645
	20052	10.00	10.25	2,403	10.00	10.25	76

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Dreyfus IP Technology Growth	2014	18.59	19.57	199,204	18.59	19.57	75,488
	2013	14.20	18.59	4 80 ,251	14.20	18.59	1 68 ,033
	2012	12.46	14.20	557,933	12.46	14.20	1 74 ,641
	2011	13.71	12.46	513,092	13.71	12.46	1 80 ,864
	2010	10.70	13.71	5 95 ,095	10.70	13.71	1 69 ,376
	2009	6.90	10.70	854,429	6.90	10.70	297,421
	2008	11.88	6.90	843,324	11.88	6.90	355,647
	2007	10.51	11.88	348,413	10.51	11.88	155,358
	2006	10.22	10.51	36,823	10.22	10.51	3,471
	20052	10.00	10.22	12,685	10.00	10.22	4,078
Dreyfus VIF International Value	2014	13.79	12.32	374,919	13.79	12.32	236,740
	2013	11.38	13.79	412,956	11.38	13.79	218,568
	2012	10.24	11.38	510,661	10.24	11.38	215,691
	2011	12.76	10.24	544,778	12.76	10.24	218,601
	2010	12.39	12.76	531,986	12.39	12.76	256,015
	2009	9.60	12.39	532,533	9.60	12.39	267,607
	2008	15.54	9.60	607, 570	15.54	9.60	238,911
	2007	15.14	15.54	663,247	15.14	15.54	256,541
	2006	12.52	15.14	965,830	12.52	15.14	250,539
	2005	11.35	12.52	842,491	11.35	12.52	165,641
Guggenheim VIF All Cap Value	2014	40.97	43.55	1,686,044	40.95	43.54	304,876
	2013	31.13	40.97	1, 851,206	31.12	40.95	320, 691
	2012	27.28	31.13	2,039,905	27.27	31.12	347,568
	2011	28.86	27.28	2, 339,635	28.85	27.27	389,050
	2010	25.05	28.86	2, 668,145	25.04	28.85	417,533
	2009	19.06	25.05	3,066,743	19.06	25.04	488,406
	2008	31.33	19.06	3,953,080	31.32	19.06	586,653
	2007	30.85	31.33	4,375,001	30.84	31.32	655,468
	2006	26.28	30.85	4,740,608	26.27	30.84	710,268
	2005	25.63	26.28	5,032,180	25.63	26.27	784,376
Guggenheim VIF Alpha Opportunity	2014	20.85	22.53	186,777	20.85	22.53	95,231
	2013	16.51	20.85	208,206	16.51	20.85	103,122
	2012	14.74	16.51	2 54,911	14.74	16.51	109,815
	2011	14.66	14.74	3 31,508	14.66	14.74	134,255
	2010	12.29	14.66	400,606	12.29	14.66	158,936
	2009	9.57	12.29	527,811	9.57	12.29	217,551
	2008	14.80	9.57	837,924	14.80	9.57	312,357
	2007	12.68	14.80	853,473	12.68	14.80	276,575
	2006	11.34	12.68	633,432	11.34	12.68	210,028
	2005	10.76	11.34	619,169	10.76	11.34	105,378
Guggenheim VIF High Yield	2014	29.86	30.25	576,212	29.86	30.25	60,677
	2013	28.15	29.86	7 99,771	28.15	29.86	63,143
	2012	24.80	28.15	930,576	24.80	28.15	64,289
	2011	25.11	24.80	804,116	25.11	24.80	64,885
	2010	22.02	25.11	1,012,961	22.02	25.11	59,658
	2009	12.90	22.02	1,036,176	12.90	22.02	45,112
	2008	18.65	12.90	1,025,146	18.65	12.90	44,775
	2007	18.49	18.65	1,111,637	18.49	18.65	39,787
	2006	16.83	18.49	1,264,267	16.83	18.49	34,401
	2005	16.41	16.83	1,235,766	16.41	16.83	22,821

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Guggenheim VIF Large Cap Value	2014	96.76	104.64	1,701,404	96.67	104.55	361,492
	2013	74.21	96.76	1, 871,404	74.15	96.67	3 97,193
	2012	64.97	74.21	2,103,236	64.92	74.15	426,457
	2011	68.41	64.97	2, 374,536	68.35	64.92	4 66,575
	2010	59.60	68.41	2, 635,619	59.55	68.35	4 97,479
	2009	47.69	59.60	2, 898,845	47.65	59.55	5 77,087
	2008	76.85	47.69	3,324,390	76.78	47.65	688,264
	2007	73.50	76.85	3,847,470	73.44	76.78	795,234
	2006	60.98	73.50	4,332,504	60.93	73.44	905,059
	2005	55.84	60.98	4,777,515	55.79	60.93	984,401
Guggenheim VIF Long Short Equity	2014	13.77	13.99	203,750	13.77	13.99	32,884
	2013	11.87	13.77	886,531	11.87	13.77	2 55,993
	2012	11.50	11.87	301,820	11.50	11.87	48,758
	2011	12.46	11.50	3 74,017	12.46	11.50	54 ,964
	2010	11.34	12.46	4 50 ,922	11.34	12.46	85,286
	2009	9.02	11.34	541,596	9.02	11.34	98,305
	2008	15.40	9.02	647,931	15.40	9.02	123,422
	2007	12.70	15.40	619,065	12.70	15.40	130,959
	2006	11.54	12.70	328,330	11.54	12.70	57,738
	2005	10.27	11.54	310,085	10.27	11.54	64,754
Guggenheim VIF Managed Asset Allocation	2014	28.38	29.92	818,923	28.38	29.92	159,349
	2013	25.12	28.38	900,644	25.12	28.38	1 90,182
	2012	22.45	25.12	1,02 9 ,030	22.45	25.12	201,049
	2011	22.57	22.45	1, 169,644	22.57	22.45	228,998
	2010	20.66	22.57	1, 367,333	20.66	22.57	251,540
	2009	16.65	20.66	1, 518,241	16.65	20.66	2 90,688
	2008	23.15	16.65	1,833,512	23.15	16.65	349,775
	2007	22.09	23.15	2,046,832	22.09	23.15	373,086
	2006	19.95	22.09	2,125,109	19.95	22.09	398,917
	2005	19.35	19.95	2,244,498	19.35	19.95	434,918
Guggenheim VIF Mid Cap Value	2014	88.55	88.29	1,572,790	88.55	88.29	113,362
	2013	67.23	88.55	1, 737,792	67.23	88.55	115,390
	2012	58.10	67.23	1, 852,034	58.10	67.23	111,718
	2011	63.57	58.10	2, 122,240	63.57	58.10	110,950
	2010	54.62	63.57	2, 409,999	54.62	63.57	111,857
	2009	38.41	54.62	2, 660,044	38.41	54.62	119,222
	2008	54.34	38.41	3,050,527	54.34	38.41	118,883
	2007	54.00	54.34	3,514,929	54.00	54.34	107,860
	2006	47.67	54.00	4,092,352	47.67	54.00	100,983
	2005	41.52	47.67	4,482,964	41.52	47.67	87,591
Guggenheim VIF Money Market	2014	21.71	21.37	740,738	21.72	21.37	224,223
	2013	22.09	21.71	610,936	22.10	21.72	228,947
	2012	22.48	22.09	745,876	22.48	22.10	214,313
	2011	22.87	22.48	1,018,429	22.87	22.48	326,429
	2010	23.25	22.87	1,015,215	23.25	22.87	330,847
	2009	23.62	23.25	1,431,542	23.62	23.25	3 69,013
	2008	23.42	23.62	2,441,943	23.42	23.62	551,863
	2007	22.63	23.42	1,345,631	22.64	23.42	456,572
	2006	21.94	22.63	944,465	21.94	22.64	370,457
	2005	21.62	21.94	8 11 ,379	21.62	21.94	378,861

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Guggenheim VIF Small Cap Value	2014	48.99	47.73	945,996	48.99	47.73	166,280
	2013	36.25	48.99	1,0 72,565	36.25	48.99	173,435
	2012	30.70	36.25	1, 164,638	30.70	36.25	168,895
	2011	32.57	30.70	1, 377,057	32.57	30.70	174,356
	2010	27.05	32.57	1, 593,302	27.05	32.57	178,739
	2009	17.56	27.05	1, 790,016	17.56	27.05	193,234
	2008	28.94	17.56	1,986,476	28.94	17.56	191,833
	2007	26.57	28.94	2,297,183	26.57	28.94	162,780
	2006	23.71	26.57	2,709,870	23.71	26.57	144,279
	2005	20.96	23.71	3,115,748	20.96	23.71	106,802
Guggenheim VIF StylePlus Large Core	2014	74.20	84.65	1,810,443	74.16	84.62	413,697
	2013	58.28	74.20	1, 993,682	58.25	74.16	435,615
	2012	52.18	58.28	2, 201,884	52.16	58.25	462,000
	2011	55.01	52.18	2, 466,375	54.99	52.16	512,782
	2010	47.85	55.01	2,725,866	47.83	54.99	559,247
	2009	37.30	47.85	2,649,028	37.28	47.83	513,416
	2008	60.31	37.30	3,030,336	60.31	37.28	592,640
	2007	64.17	60.31	3,723,131	64.15	60.31	782,502
	2006	57.53	64.17	4,578,750	57.51	64.15	962,010
	2005	55.81	57.53	5,503,099	55.79	57.51	1,116,345
Guggenheim VIF StylePlus Large Growth	2014	11.33	12.89	1,240,153	11.33	12.89	565,751
	2013	8.94	11.33	1, 317,298	8.94	11.33	564,175
	2012	8.17	8.94	1,837,373	8.17	8.94	558,206
	2011	8.64	8.17	1,9 56,971	8.64	8.17	551,529
	2010	7.50	8.64	2, 225,787	7.50	8.64	564,032
	2009	5.69	7.50	2, 210,240	5.69	7.50	589,251
	2008	9.16	5.69	2,581,201	9.16	5.69	549,899
	2007	9.88	9.16	3,158,912	9.88	9.16	451,401
	2006	9.30	9.88	3,774,954	9.30	9.88	417,843
	2005	8.42	9.30	2,212,325	8.42	9.30	236,194
Guggenheim VIF StylePlus Mid Growth	2014	63.81	71.27	1,361,777	63.78	71.24	438,724
	2013	49.48	63.81	1, 470,444	49.46	63.78	464,873
	2012	43.25	49.48	1,651,957	43.23	49.46	484,039
	2011	45.76	43.25	1, 865,605	45.74	43.23	5 31,328
	2010	37.29	45.76	2, 152,502	37.28	45.74	603,170
	2009	26.22	37.29	2, 405,669	26.21	37.28	669,154
	2008	44.21	26.22	2,818,016	44.19	26.21	742,015
	2007	49.96	44.21	3,335,465	49.93	44.19	813,554
	2006	48.18	49.96	4,486,082	48.16	49.93	1,095,910
	2005	45.23	48.18	5,421,589	45.21	48.16	1,298,955
Guggenheim VIF StylePlus Small Growth	2014	24.98	26.85	845,285	24.98	26.85	85,909
	2013	17.89	24.98	906,082	17.89	24.98	89,594
	2012	16.23	17.89	1,006,840	16.23	17.89	93,888
	2011	16.75	16.23	1,1 73,752	16.75	16.23	95,265
	2010	13.03	16.75	1,3 72,640	13.03	16.75	99,169
	2009	9.76	13.03	1, 426,670	9.76	13.03	112,239
	2008	18.71	9.76	1,630,094	18.71	9.76	110,035
	2007	17.94	18.71	1,934,906	17.94	18.71	92,972
	2006	17.27	17.94	2,405,617	17.27	17.94	92,078
	2005	16.26	17.27	3,089,520	16.26	17.27	82,205

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Guggenheim VIF Total Return Bond	2014	35.62	38.04	960,297	35.58	38.00	284,548
	2013	35.44	35.62	701,420	35.40	35.58	226,335
	2012	33.88	35.44	832,233	33.85	35.40	262,190
	2011	32.61	33.88	843,186	32.58	33.85	276,843
	2010	31.12	32.61	1,0 82 ,640	31.10	32.58	361,691
	2009	29.06	31.12	1, 288,993	29.03	31.10	433,503
	2008	32.20	29.06	1,203,273	32.17	29.03	387,303
	2007	31.67	32.20	1,371,039	31.64	32.17	450,338
	2006	30.88	31.67	1,577,746	30.85	31.64	494,082
	2005	30.68	30.88	1,851,415	30.66	30.85	587,045
Guggenheim VIF World Equity Income	2014	40.26	41.77	2,558,985	40.26	41.77	535,978
	2013	34.16	40.26	2, 809,154	34.16	40.26	580,523
	2012	29.66	34.16	3,140,550	29.66	34.16	619,610
	2011	35.66	29.66	3,64 9 ,498	35.66	29.66	708,879
	2010	31.20	35.66	4,197,914	31.02	35.66	799,615
	2009	26.37	31.20	4, 800,182	26.37	31.20	930, 81 7
	2008	43.32	26.37	5,720,742	43.32	26.37	1,089,005
	2007	40.27	43.32	6,647,003	40.27	43.32	1,285,029
	2006	34.74	40.27	7,692,266	34.74	40.27	1,522,911
	2005	30.97	34.74	8,666,650	30.97	34.74	1,690,978
Invesco V.I. Comstock	2014	15.80	17.03	614,122	15.80	17.03	109,853
	2013	11.79	15.80	5 34 ,719	11.79	15.80	89,265
	2012	10.03	11.79	369,390	10.03	11.79	55,074
	2011	10.37	10.03	3 79,313	10.37	10.03	36,639
	2010	9.07	10.37	3 69,826	9.07	10.37	28,830
	2009	7.15	9.07	3 38,752	7.15	9.07	23,974
	2008	11.28	7.15	368,637	11.28	7.15	23,883
	2007	11.69	11.28	267,092	11.69	11.28	25,161
	2006	10.19	11.69	215,713	10.19	11.69	20,975
	20052	10.00	10.19	18,986	10.00	10.19	---
Invesco V.I. Equity and Income	2014	15.70	16.87	773,789	15.70	16.87	163,712
	2013	12.72	15.70	844,864	12.72	15.70	151,819
	2012	11.46	12.72	704,352	11.46	12.72	134,180
	2011	11.75	11.46	671 ,275	11.75	11.46	90,689
	2010	10.62	11.75	6 93,643	10.62	11.75	72,611
	2009	8.77	10.62	707,130	8.77	10.62	77,569
	2008	11.48	8.77	556,493	11.48	8.77	66,669
	2007	11.24	11.48	543,280	11.24	11.48	52,189
	2006	10.11	11.24	158,403	10.11	11.24	29,124
	20052	10.00	10.11	33,451	10.00	10.11	1,625
Invesco V.I. Global Health Care	2014	19.46	23.01	368,047	19.46	23.01	76,936
	2013	14.01	19.46	2 97,198	14.01	19.46	65,126
	2012	11.73	14.01	206,797	11.73	14.01	55,410
	2011	11.42	11.73	203, 105	11.42	11.73	51,607
	2010	10.98	11.42	1 81 ,234	10.98	11.42	37,532
	2009	8.70	10.98	177,043	8.70	10.98	41, 7 21
	2008	12.34	8.70	168,655	12.34	8.70	37,381
	2007	11.17	12.34	200,177	11.17	12.34	27,669
	2006	10.74	11.17	154,651	10.74	11.17	18,071
	2005	10.05	10.74	185,035	10.05	10.74	16,108

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Invesco V.I. Global Real Estate	2014	18.39	20.83	403,414	18.39	20.83	78,046
	2013	18.12	18.39	3 80,116	18.12	18.39	76,566
	2012	14.32	18.12	40 6, 851	14.32	18.12	90,715
	2011	15.50	14.32	422,006	15.50	14.32	88,449
	2010	13.35	15.50	458,248	13.35	15.50	91,909
	2009	10.27	13.35	451,093	10.27	13.35	72,538
	2008	18.78	10.27	492,101	18.78	10.27	86,360
	2007	20.13	18.78	581,098	20.13	18.78	98,592
	2006	14.29	20.13	1,003,006	14.29	20.13	129,919
	2005	12.66	14.29	693,388	12.66	14.29	58,409
Invesco V.I. Government Securities	2014	11.64	11.95	388,316	11.64	11.95	44,582
	2013	12.13	11.64	409,890	12.13	11.64	50,217
	2012	12.01	12.13	317,513	12.01	12.13	65,120
	2011	11.28	12.01	606,373	11.28	12.01	65,515
	2010	10.89	11.28	316,969	10.89	11.28	57,103
	2009	10.92	10.89	364,359	10.92	10.89	58,942
	2008	10.89	10.92	437,550	10.89	10.92	53,776
	2007	10.30	10.89	723,533	10.30	10.89	59,782
	2006	10.11	10.30	517,112	10.11	10.30	33,625
	20052	10.00	10.11	55,945	10.00	10.11	1,974
Invesco V.I. International Growth	2014	16.37	16.19	997,722	16.37	16.19	285,204
	2013	13.96	16.37	917,794	13.96	16.37	277,496
	2012	12.26	13.96	1,027,036	12.26	13.96	254,87 5
	2011	13.34	12.26	1,0 93,485	13.34	12.26	237,410
	2010	11.99	13.34	1, 133,772	11.99	13.34	239, 536
	2009	9.00	11.99	1, 204,400	9.00	11.99	2 7 5,321
	2008	15.31	9.00	1,059,926	15.31	9.00	264,237
	2007	13.54	15.31	1,116,748	13.54	15.31	235,784
	2006	10.72	13.54	509,642	10.72	13.54	111,063
	20052	10.00	10.72	15,987	10.00	10.72	871
Invesco V.I. Mid Cap Core Equity	2014	17.57	18.08	296,871	17.57	18.08	88,626
	2013	13.84	17.57	315,604	13.84	17.57	96,043
	2012	12.67	13.84	351,734	12.67	13.84	90,691
	2011	13.71	12.67	3 23,150	13.71	12.67	94,466
	2010	12.20	13.71	343,153	12.20	13.71	100,491
	2009	9.51	12.20	401,700	9.51	12.20	92,895
	2008	13.49	9.51	375,075	13.49	9.51	89,317
	2007	12.50	13.49	359,827	12.50	13.49	60,303
	2006	11.40	12.50	154,598	11.40	12.50	27,212
	2005	10.75	11.40	279,397	10.75	11.40	23,218
Invesco V.I. Mid Cap Growth	2014	15.23	16.21	833,663	15.23	16.21	287,468
	2013	11.29	15.23	824,776	11.29	15.23	245,025
	2012	10.21	11.29	1,057,148	10.21	11.29	355,114
	2011	11.16	10.21	1,042,406	11.16	10.21	3 73,145
	2010	9.53	11.16	1,117,622	9.53	11.16	401, 395
	2009	6.79	9.53	1,2 07,461	6.79	9.53	464,854
	2008	13.01	6.79	1,762,570	13.01	6.79	764,437
	2007	11.91	13.01	1,873,089	11.91	13.01	793,199
	2006	10.37	11.91	705,579	10.37	11.91	334,552
	20052	10.00	10.37	511	10.00	10.37	295

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Invesco V.I. Value Opportunities	2014	13.10	13.77	233,023	13.10	13.77	86,458
	2013	9.95	13.10	1,061,228	9.95	13.10	3 94,876
	2012	8.56	9.95	1, 441,188	8.56	9.95	5 48,333
	2011	8.97	8.56	1, 505, 29 0	8.97	8.56	592,294
	2010	8.49	8.97	1,5 32 , 272	8.49	8.97	615,380
	2009	5.81	8.49	84 7, 088	5.81	8.49	323,745
	2008	12.23	5.81	837,5 2 2	12.23	5.81	358,412
	2007	12.22	12.23	865,967	12.22	12.23	348,864
	2006	10.95	12.22	354,504	10.95	12.22	49,584
	2005	10.51	10.95	258,189	10.51	10.95	27,514
MFS ® VIT II Research International (formerly MFS ® VIT Research International)	2014	13.77	12.64	1,118,414	13.77	12.64	343,056
	2013	11.75	13.77	1, 185,328	11.75	13.77	329,741
	2012	10.21	11.75	1,078,219	10.21	11.75	341,483
	2011	11.62	10.21	1,088, 9 68	11.62	10.21	3 56,398
	2010	10.65	11.62	900,085	10.65	11.62	254,167
	2009	8.25	10.65	801,984	8.25	10.65	2 53,668
	2008	14.53	8.25	803,456	14.53	8.25	268,138
	2007	13.08	14.53	407,050	13.08	14.53	71,631
	2006	10.57	13.08	212,462	10.57	13.08	56,079
	20052	10.00	10.57	12,502	10.00	10.57	1,417
MFS® VIT Total Return	2014	14.26	15.25	725,227	14.26	15.25	187,413
	2013	12.16	14.26	929,242	12.16	14.26	198,574
	2012	11.09	12.16	608,084	11.09	12.16	195,694
	2011	11.05	11.09	656 , 819	11.05	11.09	209,3 23
	2010	10.20	11.05	746,981	10.20	11.05	185,663
	2009	8.77	10.20	556,564	8.77	10.20	107,739
	2008	11.43	8.77	439,517	11.43	8.77	108,445
	2007	11.13	11.43	338,494	11.13	11.43	126,924
	2006	10.09	11.13	534,518	10.09	11.13	40,999
	20052	10.00	10.09	187,462	10.00	10.09	5,873
MFS® VIT Utilities	2014	21.52	23.91	589,278	21.52	23.91	90,511
	2013	18.12	21.52	554,030	18.12	21.52	81,250
	2012	16.20	18.12	572, 327	16.20	18.12	90,581
	2011	15.39	16.20	5 66,940	15.39	16.20	121,020
	2010	13.73	15.39	5 98,566	13.73	15.39	99,269
	2009	10.46	13.73	676, 668	10.46	13.73	1 33,349
	2008	17.02	10.46	827,986	17.02	10.46	164,636
	2007	13.50	17.02	1,550,164	13.50	17.02	156,249
	2006	10.44	13.50	446,038	10.44	13.50	33,334
	20052	10.00	10.44	2,596	10.00	10.44	92
Neuberger Berman AMT Socially Responsive	2014	23.50	25.57	1,962,901	23.50	25.57	78,769
	2013	17.31	23.50	2, 148,278	17.31	23.50	80,090
	2012	15.82	17.31	2,354,651	15.82	17.31	83,014
	2011	16.54	15.82	2,732,819	16.54	15.82	84,482
	2010	13.63	16.54	2,952,409	13.63	16.54	88,882
	2009	10.51	13.63	3,113,7 28	10.51	13.63	93,088
	2008	17.56	10.51	3,549,215	17.56	10.51	95,232
	2007	16.55	17.56	3,938,750	16.55	17.56	83,346
	20063	10.00	16.55	4,465,083	10.00	16.55	78,109

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
Oppenheimer Main Street Small Cap Fund®/VA	2014	20.74	22.88	280,886	20.74	22.88	59,742
	2013	14.93	20.74	2 81,131	14.93	20.74	57,660
	2012	12.84	14.93	214,796	12.84	14.93	53,320
	2011	13.31	12.84	233,823	13.31	12.84	73, 5 9 7
	2010	10.95	13.31	270,045	10.95	13.31	59,160
	2009	8.10	10.95	2 67,556	8.10	10.95	56, 966
	2008	13.22	8.10	293,275	13.22	8.10	57,174
	2007	13.57	13.22	289,071	13.57	13.22	46,163
	2006	11.98	13.57	360,094	11.98	13.57	43,229
	2005	11.05	11.98	244,139	11.05	11.98	38,478
PIMCO VIT All Asset	2014	15.79	15.68	503,503	15.79	15.68	154,743
	2013	15.94	15.79	5 55,642	15.94	15.79	143,288
	2012	14.04	15.94	679,881	14.04	15.94	145,700
	2011	13.93	14.04	634,817	13.93	14.04	145,168
	2010	12.47	13.93	559,604	12.47	13.93	146,231
	2009	10.38	12.47	324,625	10.38	12.47	130,779
	2008	12.49	10.38	316,149	12.49	10.38	114,908
	2007	11.67	12.49	315,568	11.67	12.49	107,803
	2006	11.28	11.67	406,687	11.28	11.67	102,217
	2005	10.75	11.28	435,680	10.75	11.28	155,149
PIMCO VIT CommodityRealReturn Strategy	2014	9.25	7.45	304,023	9.25	7.45	82,758
	2013	10.97	9.25	2 86,632	10.97	9.25	75,635
	2012	10.54	10.97	226,019	10.54	10.97	79,93 0
	2011	11.54	10.54	249,613	11.54	10.54	72,275
	2010	9.38	11.54	240,879	9.38	11.54	54, 615
	2009	6.71	9.38	2 41 ,890	6.71	9.38	55,268
	2008	12.08	6.71	233,636	12.08	6.71	60,055
	2007	9.92	12.08	93,121	9.92	12.08	16,879
	2006	10.36	9.92	46,813	10.36	9.92	16,744
	20052	10.00	10.36	5,967	10.00	10.36	2,322
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	2014	14.22	15.61	283,668	14.22	15.61	121,040
	2013	14.32	14.22	2 5 3,589	14.32	14.22	9 9 ,612
	2012	13.07	14.32	276,259	13.07	14.32	106,698
	2011	12.39	13.07	324,585	12.39	13.07	99 , 985
	2010	11.56	12.39	369,678	11.56	12.39	92,262
	2009	10.12	11.56	273,056	10.12	11.56	7 7,233
	2008	10.50	10.12	287,784	10.50	10.12	98,997
	2007	10.26	10.50	131,577	10.26	10.50	90,654
	2006	10.16	10.26	83,154	10.16	10.26	74,330
	20052	10.00	10.16	35,556	10.00	10.16	2,594
PIMCO VIT Low Duration	2014	12.87	12.82	567,423	12.87	12.82	169,321
	2013	13.04	12.87	691,542	13.04	12.87	1 99,262
	2012	12.47	13.04	869,943	12.47	13.04	230,572
	2011	12.48	12.47	931,727	12.48	12.47	292,379
	2010	12.00	12.48	980,988	12.00	12.48	324,690
	2009	10.72	12.00	776,510	10.72	12.00	238,853
	2008	10.89	10.72	544,139	10.89	10.72	205,456
	2007	10.27	10.89	305,717	10.27	10.89	83,189
	2006	10.00	10.27	382,270	10.00	10.27	74,334
	2005	10.02	10.00	269,255	10.02	10.00	143,310

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period	Beginning of Period ($)	End of Period ($)	Accumulation Units Outstanding at End of Period
PIMCO VIT Real Return	2014	14.12	14.38	1,681,253	14.12	14.38	314,701
	2013	15.74	14.12	1, 986 ,533	15.74	14.12	360,713
	2012	14.65	15.74	2,440,339	14.65	15.74	420,036
	2011	13.28	14.65	2,234,344	13.28	14.65	440,450
	2010	12.43	13.28	2,242,367	12.43	13.28	442,540
	2009	10.63	12.43	2,067,522	10.63	12.43	388,948
	2008	11.58	10.63	1,923,917	11.58	10.63	418,966
	2007	10.59	11.58	1,173,579	10.59	11.58	307,874
	2006	10.64	10.59	1,154,030	10.64	10.59	238,481
	2005	10.55	10.64	1,156,331	10.55	10.64	281,589
Royce Capital Fund – Micro-Cap	2014	15.89	15.14	231,181	15.89	15.14	128,247
	2013	13.29	15.89	288,790	13.29	15.89	135,500
	2012	12.50	13.29	360,513	12.50	13.29	136,562
	2011	14.40	12.50	412,445	14.40	12.50	152,065
	2010	11.21	14.40	452,450	11.21	14.40	130,567
	2009	7.18	11.21	379,205	7.18	11.21	130,652
	2008	12.81	7.18	314,445	12.81	7.18	97,336
	2007	12.47	12.81	356,104	12.47	12.81	77,904
	2006	10.43	12.47	318,875	10.43	12.47	85,508
	20052	10.00	10.43	14,100	10.00	10.43	972
1    Accumulation unit values for these Subaccounts are for the period February 11, 2004 (the date first publicly offered) to December 31, 2004.
2    Accumulation unit values for these Subaccounts are for the period November 15, 2005 (the date first publicly offered) to December 31, 2005.
3    Accumulation unit values for this Subaccount are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

Security Benefit Life Insurance Company®
One Security Benefit Place, Topeka, Kansas 66636-0001

VARIFLEX®
Variable Annuity Contracts

Statement of Additional Information
May 1, 2015
RELATING TO THE PROSPECTUS DATED MAY 1, 2015,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 438-3112
(800) 888-2461

V6908A	32-69089-01 2015/05/01

Security Benefit Life Insurance Company
One Security Benefit Place, Topeka, Kansas 66636-0001

VARIFLEX
Variable Annuity Contracts

Variflex Separate Account

Statement of Additional Information

May 1, 2015

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variflex Variable Annuity Contracts (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2015 , by calling 1-800-888-2461, or writing to Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

2

The Contract

The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.

Valuation of Accumulation Units — The Accumulation Unit value for a Subaccount on any day is equal to (a) divided by (b), where (a) is the net asset value of the Underlying Fund shares of the Subaccount less the mortality and expense risk charge and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Subaccount at the beginning of that day.

The value of a Contract on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Subaccount within Variflex credited to the Contract by the applicable Accumulation Unit value of each such Subaccount, and (b) is any pro rata account administration charge. During the Accumulation Period, all cash dividends and other cash distributions made to each Subaccount will be reinvested in additional shares of the corresponding Underlying Fund.

Computation of Variable Annuity Payments —

Determination of Amount of First Annuity Payment. For Annuities under options 1 through 4, 9 and 10, the Contracts specify tables indicating the dollar amount of the first monthly payment under each optional form of Annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of your Contract (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables specified in your Contract. The value of your Contract for the purpose of establishing the first periodic payment under options 1, 2, 3, 4 and 10 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value as of the close of the Annuity Commencement Date (or for Contracts issued prior to January 4, 1999, as of the end of the second day preceding the Annuity Commencement Date). For Annuities under these options, any pro rata account administration charge is assessed prior to the first annuity payment under such option. For Annuities under options 5 through 8 or other mutually agreed upon non-life contingent payment option (aside from option 9), the value of your Contract for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value as of the end of the day the annuity payment is made.

Amount of the Second and Subsequent Annuity Payments. For Variable Annuities under options 1 through 4, 9 and 10, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an Annuity Unit (see below) as of the close of the Annuity Commencement Date to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, unless Annuity Units are transferred among Subaccounts. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.

Annuity Unit. The value of an Annuity Unit originally was set at $1.00. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the Net Investment Factor for the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed interest rate of 3½% built into the annuity rates specified in the Contract). The Net Investment Factor of any Subaccount is determined by subtracting 0.00003307502, the mortality and expense risk charge, from the ratio of (a) to (b) where (a) is the value of a share of the Underlying Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by the Company, and (b) is the value of a share of the Underlying Fund at the end of the previous day.

Illustration — The Annuity Unit and the Annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant at the Annuity Commencement Date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit was $5.13, producing a total value for the Contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the Annuity;

3

however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table specified in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.

Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month.

Assume further the value of a Subaccount share was $5.15 at the end of the day preceding the date of the second annuity payment, that it was $5.17 at the end of the due date of the second Annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was 1.0038504201 ($5.17 divided by $5.15 minus .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed interest rate (the 3½% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for the valuation period is therefore 1.0639727137 which is 1.0037558112 x $1.0599915854 (the value at the beginning of the day).

The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.

Termination of Contract — The Company reserves the right to terminate any Group Unallocated Contract under the following circumstances: (1) the Contract Value is less than $10,000 after the end of the first Contract Year, or $20,000 after the end of the third Contract Year; (2) the Qualified Plan pursuant to which the Contract is issued is terminated for any reason or becomes disqualified under Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth Contract Year. For Contracts issued on or after January 4, 1999, the Company also reserves the right to terminate a Contract if Account Value is less than $2,000 at any time after the first Contract Year and prior to the Annuity Commencement Date. For Contracts issued prior to January 4, 1999, the Company may terminate a Contract if the following conditions exist during the Accumulation Period: (1) no Purchase Payments have been received by the Company for the Contract for two full years; (2) the combined value of the Contract in the Separate and Fixed Accounts is less than $2,000; and (3) the value of the Contract which is allocated to the Fixed Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Contract may have adverse tax consequences. (See the Prospectus at “Full and Partial Withdrawals,” “Distribution Requirements,” and “Federal Tax Matters.”)

Group Contracts — In the case of Group Allocated Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a Participant Account, each Participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the Plan established by the organization. A Group Unallocated Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.

Performance Information

Performance information for the Subaccounts of the Variflex Separate Account, including the yield and effective yield of the Guggenheim VIF Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers.

Quotations of yield for the Guggenheim VIF Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest hundredth of 1%. “Effective yield” for the Guggenheim VIF Money Market Subaccount assumes that all dividends received during an annual period have been reinvested. Calculation of

4

“effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = ((Base Period Return + 1)365/7) – 1

Quotations of average annual total return for any Subaccount of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Subaccount over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Subaccount), calculated pursuant to the following formula:

P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the applicable contingent deferred sales charge and other recurring Variflex fees and charges on an annual basis, including charges for mortality and expense risk and the account administration charge.

Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Although Variflex Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds have been in existence since before that date. Total return figures may be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other Variflex fees and charges since the date of inception of the Separate Account or Subaccount.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the account administration charge and the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

5

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a Participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a)  $ 53,000 , or (b) 100% of the Participant’s annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $ 18,000 for tax year 2015 . The $ 18,000 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $ 6,000 , can be made to a 403(b) annuity during the 2015 tax year. The $ 6,000 limit may also be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2015 is the lesser of (i)  $ 53,000 , or (ii) 100% of the employee’s annual compensation.

Roth 403(b) — Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions— $ 18,000 in 2015 with a $ 6,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $ 18,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $ 10,000 in contributions to a traditional 403(b) contract in the same year.

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i)  $ 6,000 (for 2015 ) or (ii) 100% of the individual’s taxable compensation. If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

6

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i)  $ 6,000 (for 2015 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i)  $ 6,000 (for 2015 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $ 53,000 (for 2015 ). Salary reduction contributions, if any, are subject to additional annual limits.

Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i)  $ 18,000 or (ii) 100% of the employee’s includable compensation. The $ 18,000 limit may be adjusted for inflation in $500 increments for future tax years.

If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a 457 plan established by a governmental employer during the tax year equal to $ 6,000 .

The $ 6,000 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.

Assignment

Variflex Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Safekeeping of Variflex Account Assets

The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.

State Regulation

As a life insurance company organized under the laws of Kansas, the Company (including Variflex) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement is filed with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of the Company for the prior year and its financial condition on December 31 of that year. The Company is subject to a complete examination of its operations, including an examination of the liabilities and reserves of the Company and Variflex, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to Variflex.

In addition, the Company is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.

7

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2014 and 2013 , and for each of the three years in the period ended December 31, 2014 , and the financial statements of the Variflex Separate Account at December 31, 2014 , and for each of the specified periods ended December 31, 2014 and 2013 , appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2014 and 2013 , and for each of the three years in the period ended December 31, 2014 , and the financial statements of the Variflex Separate Account at December 31, 2014 , and for each of the specified periods ended December 31, 2014 and 2013 , are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

8

Consolidated Financial Statements

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)
Years Ended December 31, 2014, 2013, and 2012
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Consolidated Financial Statements

Years Ended December 31, 2014, 2013, and 2012

Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company), a wholly owned subsidiary of Security Benefit Corporation, which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2014, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP
April 30, 2015

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Consolidated Balance Sheets

	December 31
	2014	2013
	(In Thousands)
Assets
Investments:
Securities available for sale:
Fixed maturities (includes $1,226.9 million and $123.2 million related to consolidated variable interest entities for 2014
and 2013, respectively)	$13,251,101	$8,449,726
Equities	112,130	148,390
Securities fair value option:
Fixed maturities	184,415	235,507
Equities	1,026	943
Mortgage loans	15,810	40,020
Synthetic bonds	9,703	8,463
Notes receivable from related parties	1,540,658	739,946
Mortgage loans	538,551	485,791
Policy loans	413,188	475,577
Cash and cash equivalents	1,639,775	2,549,596
Short-term investments	704,794	848,359
Call options	660,424	403,621
Other invested assets	299,068	337,204
Total investments	19,370,643	14,723,143

Accrued investment income ( includes $17.0 million and $376
thousand related to consolidated variable interest entities for
2014 and 2013, respectively)	212,400	114,872
Accounts receivable	287,602	103,945
Reinsurance recoverable	2,669,811	2,767,794
Deferred tax asset	–	19,458
Property and equipment, net	45,208	46,634
Deferred policy acquisition costs	629,962	323,673
Deferred sales inducement costs	823,007	626,719
Value of business acquired	32,102	35,588
Other assets	77,674	118,559
Separate account assets	5,692,529	5,536,191
Total assets	$29,840,938	$24,416,576

	December 31
	2014	2013
	(In Thousands)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$21,342,887	$17,033,740
Funds withheld	234,857	345,695
Accounts payable and accrued expenses	119,591	147,623
Deferred income tax liability	62,861	–
Surplus notes payable	127,467	125,628
Notes payable related to commission assignments	106,550	33,500
Mortgage debt	26,911	29,581
Debt from consolidated variable interest entities	361,428	–
Long-term debt - SAILES 2-0, LLC	90,742	97,279
Other liabilities	319,679	256,861
Repurchase agreements	241,195	127,535
Separate account liabilities	5,692,529	5,536,191
Total liabilities	28,726,697	23,733,633

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	848,492	523,492
Accumulated other comprehensive income	116,357	20,011
Retained earnings	142,392	132,440
Total stockholder’s equity	1,114,241	682,943

Total liabilities and stockholder’s equity	$29,840,938	$24,416,576

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Consolidated Statements of Operations

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Revenues:
Net investment income	$724,572	$470,069	$357,892
Asset-based fees	75,501	71,971	68,612
Other product charges	110,237	49,533	56,840
Net realized/unrealized gains, excluding impairment
losses on available-for-sale securities	189,208	196,825	39,323
Total other-than-temporary impairment losses on
available-for-sale securities	(6,361)	(2,414)	(5,982)
Portion of impairment losses on available-for-sale
securities recognized in other comprehensive income	1,083	3	32
Other revenues	46,987	37,304	18,812
Total revenues	1,141,227	823,291	535,529

Benefits and expenses:
Interest credited to account balances	341,736	218,816	164,756
Other benefits	229,995	148,192	20,731
Total benefits	571,731	367,008	185,487

Commissions and other operating expenses	165,364	146,565	138,258
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired	195,867	106,014	45,384
Interest expense	30,957	24,395	15,951
Total benefits and expenses	963,919	643,982	385,080

Income before income tax expense	177,308	179,309	150,449
Income tax expense	48,956	55,024	35,845
Net income	$128,352	$124,285	$114,604

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2014	2013	2012
	(In Thousands)

Net income	$128,352	$124,285	$114,604
Other comprehensive income (loss), net of income taxes:
Net unrealized and realized gains (losses) on
available-for-sale securities	208,494	(181,490)	133,909
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	(62,697)	43,083	(28,762)
Policy reserves and annuity account values	(49,451)	25,927	(14,671)

Other comprehensive income (loss)	96,346	(112,480)	90,476

Comprehensive income	$224,698	$11,805	$205,080

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Consolidated Statements of Changes in Stockholder’s Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)

Balance at January 1, 2012	$7,000	$463,492	$42,015	$94,022	$606,529
Net income	–	–	–	114,604	114,604
Other comprehensive income	–	–	90,476	–	90,476
Dividends paid	–	–	–	(45,606)	(45,606)
Balance at December 31, 2012	7,000	463,492	132,491	163,020	766,003
Capital contribution from parent	–	60,000	–	–	60,000
Net income	–	–	–	124,285	124,285
Other comprehensive loss	–	–	(112,480)	–	(112,480)
Dividends paid	–	–	–	(154,865)	(154,865)
Balance at December 31, 2013	7,000	523,492	20,011	132,440	682,943
Capital contribution from parent	–	325,000	–	–	325,000
Net income	–	–	–	128,352	128,352
Other comprehensive income	–	–	96,346	–	96,346
Dividends paid	–	–	–	(118,400)	(118,400)
Balance at December 31, 2014	$7,000	$848,492	$116,357	$142,392	$1,114,241

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Consolidated Statements of Cash Flows

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Operating activities
Net income	$128,352	$124,285	$114,604
Adjustments to reconcile net income to net cash and
cash equivalents (used in) provided by operating activities:
Net realized/unrealized gains	(182,166)	(194,884)	(33,376)
Amortization of investment premiums and discounts	(47,834)	(12,891)	(25,715)
Annuity and interest-sensitive life products –
interest credited to account balances	341,736	218,816	164,756
Depreciation and amortization	7,260	6,550	2,348
Policy acquisition costs deferred	(507,325)	(275,938)	(74,512)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and
value of business acquired	195,867	106,014	45,384
Net sales (purchases) of bonds, fair value option	59,285	(6,806)	(11,066)
Net purchases of equities, fair value option	–	(1,000)	–
Net sales of mortgage loans, at fair value	24,124	43,135	11,117
Change in funds withheld	(110,838)	(643,728)	59,240
Deferred income taxes	40,385	26,781	(55,490)
Change in accounts payable and other liabilities	34,786	234,445	113,013
Other changes in operating assets and liabilities	(12,624)	32,497	13,075
Net cash and cash equivalents provided by (used in) operating
activities	(28,992)	(342,724)	323,378

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	2,805,558	1,519,097	1,980,634
Equity securities available for sale	98,955	30,603	40,191
Synthetic bonds	–	4,833	39,667
Notes receivable from related parties	732,820	2,039,626	2,262,662
Mortgage loans	16,623	5,087	975
Call options	218,463	120,075	22,229
Other invested assets	168,966	21,898	192,506
	4,041,385	3,741,219	4,538,864
Acquisitions of investments:
Fixed maturities available for sale	(7,232,784)	(5,202,498)	(2,802,050)
Equity securities available for sale	(59,749)	(61,816)	(46,526)
Synthetic bonds	–	–	(21,066)
Bonds held to maturity	–	–	(531,890)
Notes receivable from related parties	(1,540,495)	(2,060,630)	(2,373,823)
Mortgage loans	(69,383)	(299,499)	(184,950)
Call options	(290,930)	(276,388)	(139,999)
Other invested assets	(101,942)	(157,001)	(88,800)
	(9,295,283)	(8,057,832)	(6,189,104)

Net (purchases) sales of short-term investments	115,181	(844,473)	203
Net decrease (increase) in policy loans	62,389	18,584	(372,592)
Net cash and cash equivalents used in investing activities	(5,076,328)	(5,142,502)	(2,022,629)

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
Financing activities
Payments on mortgage debt and long-term debt	$(187,189)	$(7,093)	$(2,335)
Issuance of notes payable related to commission assignments and consolidated VIEs	612,460	127,512	8,000
Capital contribution from parent	325,000	60,000	–
Dividends paid to parent	(118,400)	(154,865)	(45,606)
Net change in repurchase agreements	113,660	(177,035)	237,795
Deposits to annuity account balances	4,747,434	6,493,144	3,697,891
Withdrawals from annuity account balances	(1,297,466)	(300,199)	(840,366)
Net cash and cash equivalents provided by financing activities	4,195,499	6,041,464	3,055,379

Increase (decrease) in cash and cash equivalents	(909,821)	556,238	1,356,128
Cash and cash equivalents at beginning of year	2,549,596	1,993,358	637,230
Cash and cash equivalents at end of year	$1,639,775	$2,549,596	$1,993,358

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$26,280	$20,747	$14,363
Income taxes	$28,818	$99,507	$66,851

Supplemental disclosures of noncash information
The following are noncash assets and liabilities transferred in and out related to reinsurance agreements (see Note 10) and exchanges for new intercompany promissory notes (see Note 16).

Assets (liabilities) transferred out:
Securities available for sale:
Bonds	$–	$1,089,375	$–
Mortgage loans, at fair value	–	110,794	–
Other invested assets	–	22,493	–
Notes receivable from related parties	–	–	246,137
Deferred policy acquisition costs	–	–	33,379
Deferred sales inducement costs	–	–	1,276
Policy reserves	–	–	(1,725,610)
Funds withheld	–	(1,222,662)	–
Total assets (liabilities) transferred out	$–	$–	$(1,444,818)

Assets (liabilities) transferred in:
Securities available for sale:
Equities	$–	$–	$36,137
Bonds, fair value option	–	–	231,754
Mortgage loans, at fair value	–	–	207,189
Policy loans	–	–	22,947
Other invested assets	–	–	210,000
Funds withheld	–	–	(2,152,845)
Total assets (liabilities) transferred in	$–	$–	$(1,444,818)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements

December 31, 2014

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Security Benefit Life Insurance Company (SBL), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), a wholly owned subsidiary of Security Benefit Corporation (SBC), is an industry leader in the retirement savings market.  The Company offers a diversified portfolio of individual and group annuities and mutual fund products through a multi-channel distribution structure throughout the United States.

Basis of Presentation

The consolidated financial statements for the years ended December 31, 2014 and 2013 include the operations and accounts of SBL and its subsidiaries, Security Distributors, Inc. (SDI); Gennessee Insurance Agency, LLC (Gennessee); Dunbarre Insurance Agency, LLC (Dunbarre); which was formed in August 2013; SAILES 2-0, LLC, which was formed in February 2013; and the consolidated VIEs. The consolidated financial statements for the year ended December 31, 2012 include the operations and accounts of SBL and its subsidiaries, SDI and Gennessee.

SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority.

Significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed.  Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers. This authoritative guidance outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers, and supersedes most current revenue recognition guidance, including industry-specific guidance.  The core principle of the revenue standard is that an entity recognize revenue to reflect the transfer of a promised good or service to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for the good or service.  The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract.  Entities have the option of using either a full retrospective or a modified retrospective approach for the adoption of the new standard, which becomes effective for fiscal years beginning after December 15, 2016; early adoption is not permitted.  Therefore, ASU 2014-09 will be effective for the Company’s fiscal year beginning January 1, 2017.  The Company is currently evaluating the impacts of this new guidance on the consolidated financial statements.

In June 2014, the FASB issued ASU No. 2014-11, Transfers and Servicing (ASC 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. This amendment requires that repurchase-to-maturity transactions be accounted for as secured borrowings and requires separate accounting for a transfer of a financial asset executed contemporaneously with a repurchase agreement with the same counterparty which will result in secured borrowing accounting for the repurchase agreement. This amendment also requires additional disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  This amendment is effective for fiscal years beginning after December 15, 2014 and will become effective for the Company on January 1, 2015.  Adoption of ASU 2014-11 is not expected to have a material impact on the consolidated financial statements.

Investments

Fixed maturities include bonds, asset-backed securities and redeemable preferred stock.  Fixed maturities are classified as available for sale and carried at fair value, with related unrealized

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the statement of comprehensive income, net of adjustments related to DAC, DSI, VOBA, policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.

Equity securities include common stocks and non-redeemable preferred stocks. Equity securities are classified as available for sale and are carried at fair value, with related unrealized gains and losses reflected as a component of AOCI, net of applicable income taxes.

The Company utilizes the fair value option for certain fixed maturities and commercial mortgage loans segregated to support the funds withheld reinsurance liability (see Note 10) and certain fixed maturity securities that have embedded derivative features. The change in fair value of these financial instruments is recognized through net realized/unrealized gains (losses) in the consolidated statements of operations.

Realized capital gains and losses on sales of investments are determined using the average cost method. Unrealized capital gains and losses related to fair value option securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. Other-than-temporary impairments (OTTIs) are reported separately in the consolidated statements of operations.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income.

Cash and cash equivalents include operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Restricted cash consists of cash pledged by the Company as collateral, cash restricted for distribution to former policyholders, and cash held in accordance with SEC regulations for exclusive benefit of the Company’s clients. All restricted cash has been segregated from the Company’s operating cash accounts.  At December 31, 2014 and 2013, the Company held restricted cash of $11.9 million and $10.9 million, respectively.

The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company receives a commitment fee and interest on the amounts funded.  Open commitments on bridge loans and revolvers are disclosed in Note 14.

Policy loans are reported at unpaid principal.

Asset and Liability Derivatives

The Company hedges certain exposures to interest rate risk and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability in the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting but that are economic hedges, the gain or loss is recognized in net income during the period of change.

The Company issues certain products that contain a derivative that is embedded in the product and must be accounted for under ASC 815, Derivatives and Hedging. Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the hostcontract.  The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument in the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

The Company is party to agreements with certain derivatives counterparties which require the posting of collateral when the market value of the derivative instruments exceeds the costs of the

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

instruments, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties is reported in the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities.

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of the contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments (gross blended separate account return assumption of 7.7% for all years), withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2014	2013
	(In Thousands)

Land	$5,630	$5,630
Land improvements	367	367
Building	45,636	45,410
Furniture	1,997	1,997
Data processing equipment	365	352
Computer software	2,298	1,965
Other	541	561
	56,834	56,282
Less accumulated depreciation	11,626	9,648
	$45,208	$46,634

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least three years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company (see Note 14).

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Business-Owned Life Insurance

The Company has invested in business-owned life insurance. The investment is carried in other assets in the consolidated balance sheets at net policy value of $20.3 million and $20.2 million at December 31, 2014 and 2013, respectively, with the change in net policy value recorded in other revenue of $92,000, $305,000, and $580,000 for the years ended December 31, 2014, 2013, and 2012, respectively.

Company-Owned Life Insurance

The Company has invested in company-owned life insurance.  The investment is carried in other assets at net policy value of $23.6 million and $22.0 million at December 31, 2014 and 2013, respectively, with the change in net policy value recorded as a reduction in other benefits of $1.3 million, $4.0 million, and $2.0 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivatives, whereas other guarantees are accounted for as benefit

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed living benefit (GLB) feature.

The Company issued to certain related parties funding agreements through separate accounts whereby the contract holders elect to invest in various investment options offered under the policy. Contract holders have the ability to take policy loans, which are secured by the policy, up to an amount specified in the policy. As of December 31, 2014 and 2013, separate account investments funded through these agreements were held in the amount of $1,464.3 million and $1,115.6 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Policy loans related to these separate accounts totaled $305.6 million and $366.0 million as of December 31, 2014 and 2013, respectively, and were reported in policy loans on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees and interest on the policy loans issued to the contract holders.

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.0% to 4.5% during 2014, from 1.0% to 4.5% during 2013, and from 1.0% to 10% during 2012. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

Policy reserves and annuity account values also include funding agreements of $726.1 million and $1,426.2 million at December 31, 2014 and 2013, respectively, which are classified as

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The fixed index annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and GMDB. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with the annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits and settlement expenses are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Commissions include point-of-sale fees for mutual fund and variable annuity transactions and are recognized when earned.  Revenue-sharing fees represent amounts earned under agreements with the investment advisors and/or underwriters of both affiliated and unaffiliated mutual funds that are in the underlying variable annuities.  These fees are accrued and paid on a monthly basis based on contractual agreements.

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2014 or 2013.

Reclassifications

In the prior year’s consolidated balance sheets, the presentation of long-term debt was modified  and the impact of unrealized gains and losses on DSI was reclassified out of DAC to DSI to conform to the current year’s presentation.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In the prior year’s consolidated statements of operations, rider charge fee income was reclassified out of asset-based fees into other product charges and the change in the embedded derivatives related to the fixed index annuity liabilities was reclassified out of index credits and interest credited to account balances into other benefits to conform with the current year’s presentation.

2. Investments

Fixed Maturities and Equity Securities

Information as to the amortized cost, gross unrealized gains and losses, fair values and OTTIs in OCI, of the Company’s portfolio of fixed maturities and equity securities available for sale, is as follows:

	December 31, 2014
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in OCI
	(In Thousands)
Fixed maturities:
U.S. Treasury securities and other U.S. government corporations and agencies	$752,485	$ 18,039	$ 9,441	$761,083	$ –
Obligations of government-sponsored enterprises	613,681	28,864	5,537	637,008	–
Corporate	5,736,730	213,242	22,780	5,927,192	1,096
Obligations of foreign governments	14,371	1,196	–	15,567	–
Municipal obligations	467,774	46,253	804	513,223	–
Commercial mortgage-backed	641,911	25,880	933	666,858	–
Residential mortgage-backed	236,837	6,391	2,045	241,183	–
Collateralized debt obligations	50,196	3,115	2	53,309	–
Other debt obligations(1)	4,439,253	73,203	76,778	4,435,678	–
Total fixed maturities	$12,953,238	$416,183	$118,320	$13,251,101	$ 1,096

Equity securities:
Financial	$ 90,050	$ 2,790	$ 1,324	$ 91,516	$ –
Mutual fund	7,916	–	1,136	6,780	–
Government	13,813	–	–	13,813	–
Warrants	–	21	–	21	(13)
Total equity securities	$111,779	$ 2,811	$ 2,460	$112,130	$ (13)

(1) Other debt obligations consist of other asset-backed securities and redeemable preferred stock.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2013
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in OCI
	(In Thousands)

Fixed maturities:
U.S. Treasury securities and other U.S. government corporations and agencies	$610,228	$ 196	$ 51,923	$558,501	$ –
Obligations of government-sponsored enterprises	600,633	9,575	24,557	585,651	–
Corporate	3,532,923	87,228	39,756	3,580,395	3
Obligations of foreign governments	2,627	164	–	2,791	–
Municipal obligations	330,290	11,155	8,126	333,319	–
Commercial mortgage-backed	595,116	12,437	28,290	579,263	–
Residential mortgage-backed	225,389	3,461	5,436	223,414	–
Collateralized debt obligations	47,425	2,366	470	49,321	–
Other debt obligations(1)	2,517,768	39,948	20,645	2,537,071	–
Total fixed maturities	$8,462,399	$166,530	$179,203	$8,449,726	$ 3

Equity securities:
Financial	$ 50,776	$ 2,335	$ 3,072	$ 50,039	$ –
Mutual fund	45,992	–	671	45,321	–
Government	51,210	–	–	51,210	–
Technology	1,689	8	158	1,539	–
Warrants	273	8	–	281	–
Total equity securities	$149,940	$ 2,351	$ 3,901	$148,390	$ –

(1) Other debt obligations consist of other asset-backed securities and redeemable preferred stock.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of fixed maturities at December 31, 2014, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Available for Sale
	Amortized	Fair
	Cost	Value
	(In thousands)

Due in one year or less	$86,821	$86,863
Due after one year through five years	822,926	851,545
Due after five years through ten years	2,974,970	3,050,412
Due after ten years	3,086,643	3,228,245
Mortgage-backed securities and other asset-backed securities	5,981,878	6,034,036
	$12,953,238	$13,251,101

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturities and equity securities with unrealized losses as of December 31, 2014 and 2013, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2014
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$24,199	$45	$321,357	$9,396	$345,556	$9,441
Obligations of government-sponsored enterprises	27,939	112	108,816	5,425	136,755	5,537
Corporate	822,975	15,288	251,880	7,492	1,074,855	22,780
Municipal obligations	34,091	664	18,537	140	52,628	804
Commercial mortgage-backed	4,450	69	97,014	864	101,464	933
Residential mortgage-backed	23,067	185	49,426	1,860	72,493	2,045
Collateralized debt obligations	1,498	2	–	–	1,498	2
Other debt obligations	1,451,072	63,237	353,218	13,541	1,804,290	76,778
Total fixed maturities, available for sale	$2,389,291	$79,602	$1,200,248	$38,718	$3,589,539	$118,320

Number of securities with unrealized losses		291		216		507
Percent investment grade (AAA through BBB-)		80%		95%		85%

Total equity securities available for sale	$27,443	$1,301	$27,645	$1,159	$55,088	$2,460

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2013
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$537,626	$51,923	$–	$–	$537,626	$51,923
Obligations of government-sponsored enterprises	260,085	24,554	132	3	260,217	24,557
Corporate	1,118,910	39,614	4,875	142	1,123,785	39,756
Municipal obligations	132,969	8,126	–	–	132,969	8,126
Commercial mortgage-backed	310,023	28,290	–	–	310,023	28,290
Residential mortgage-backed	124,346	5,426	1,145	10	125,491	5,436
Collateralized debt obligations	30,152	470	–	–	30,152	470
Other debt obligations	537,008	8,338	205,112	12,307	742,120	20,645
Total fixed maturities, available for sale	$3,051,119	$166,741	$211,264	$12,462	$3,262,383	$179,203

Number of securities with unrealized losses		720		34		754
Percent investment grade (AAA through BBB-)		92%		98%		93%

Total equity securities available for sale	$48,267	$3,350	$6,755	$551	$55,022	$3,901

The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities,  the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and (4) for equity securities, the Company’s ability and intent to hold the security until it recovers in value.  For asset-backed securities, several additional factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. Based upon this evaluation, the Company determined it has the ability and intent to hold these investments until a recovery of fair value occurs.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities the Company does not expect to recover the amortized cost basis, does not plan to sell, or it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The following table provides a rollforward of accumulated credit losses for fixed maturity securities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Balance at beginning of year	$(3,574)	$(1,163)	$(497)
Credit losses for which an other-than-temporary impairment was not previously recognized	(5,278)	(2,374)	(666)
Reduction for securities sold during the year or intended to be sold	2,676	–	–
Additional credit loss impairments on securities previously impaired	–	(37)	–
Balance at end of year	$(6,176)	$(3,574)	$(1,163)

Major categories of net investment income are summarized as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Interest on fixed maturities, available for sale	$548,060	$336,979	$283,426
Interest on fixed maturities, fair value option	8,505	7,547	2,545
Interest on intercompany notes	40,648	43,508	32,388
Dividends on equity securities	2,466	2,615	3,373
Dividends on equities, fair value option	51	33	–
Dividends on mutual funds	–	–	82
Interest on mortgage loans	23,915	15,816	2,774
Interest on mortgage loans, fair value option	1,315	7,117	3,831
Interest on policy loans	27,605	50,309	23,162
Interest on short-term investments	72,281	35,221	9,769
Other	41,882	7,723	18,707
Total investment income	766,728	506,868	380,057

Less:
Investment expenses	30,474	21,162	15,254
Ceded to reinsurer	11,682	15,637	6,911
Net investment income	$724,572	$470,069	$357,892

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Proceeds from sales of fixed maturities and equity securities available for sale and realized gains and losses are as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Proceeds from sales	$2,607,038	$434,043	$982,599
Gross realized gains	26,954	82,132	35,637
Gross realized losses	20,098	5,715	3,835

During the year ended December 31, 2013, the Company sold held-to-maturity securities with a net carrying amount of $113.8 million, resulting in a gain of $76,000. This transaction impaired the Company’s ability to hold other held-to-maturity securities. As a result, all of the other held-to-maturity securities have been classified as available for sale, which caused the Company to recognize the unrealized gain/loss on the securities through OCI.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the years ended December 31:

	2014	2013	2012
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturities	$5,704	$78,168	$32,135
Equity securities	1,152	(1,751)	(333)
Other invested assets	12,047	8,225	1,354
Total net realized gains	18,903	84,642	33,156

Realized gains (losses), fair value option:
Fixed maturities	(1,764)	469	3

Impairments:
OTTI of available-for-sale fixed maturities	(6,361)	(2,414)	(5,982)
Portion of OTTIs recognized in OCI	1,083	3	32
Total impairments	(5,278)	(2,411)	(5,950)

Other gains (losses):
Synthetic bonds	1,240	1,919	5,631
Call options	184,336	112,147	5,259
Mutual funds	–	–	(62)
Fixed maturities, fair value option	11,490	(12,968)	1,630
Mortgage loans, fair value option	64	602	(759)
Equity securities, fair value option	83	(57)	–
Embedded derivative on reinsurance contracts	(11,637)	12,423	(706)
Total other gains (losses)	185,576	114,066	10,993
	197,437	196,766	38,202

Net ceded reinsurance (gains) losses	1,764	(469)	(3)
Related impact on DAC, DSI and VOBA	(15,271)	(1,883)	(4,826)
Net realized/unrealized gains	$183,930	$194,414	$33,373
There were no outstanding agreements to sell securities at December 31, 2014.

During the year ended December 31, 2013, the Company recognized a gain of $64 million related to the transfer of assets to a related party in settlement of a funds withheld reinsurance liability (see Note 10).

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2014 and 2013, the Company pledged securities and cash with a market value of approximately $642.8 million and $1,016.4 million, respectively, as collateral in relation to its structured institutional products, for the line of credit with FHLB and the home office building mortgage (see Note 15).

At December 31, 2014 and 2013, the Company pledged securities and cash with a market value of approximately $279.6 million and $361.0 million, respectively, as collateral in relation to its reinsurance agreements (see Note 10).

At December 31, 2014 and 2013, available-for-sale bonds with a carrying value of $4.4 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	2014	2013
	(In Thousands)

Commercial mortgage loans	$530,878	$478,008
Commercial mortgage loans, at fair value (amortized cost of $15,903 and $40,177 as of December 31, 2014 and 2013, respectively)	15,810	40,020
Residential mortgage loans	7,673	7,783
Total carrying cost	554,361	525,811
Valuation allowance	–	–
Net carrying value	$554,361	$525,811

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company periodically purchases and sells mortgage loans it has originated. The Company purchased $68.0 million and sold no commercial mortgage loans during the year ended December 31, 2014. The Company purchased $298.1 million and sold $110.8 million commercial mortgage loans during the year ended December 31, 2013. The Company issued $1.1 million and sold no residential mortgage loans during the year ended December 31, 2014. The Company issued $1.4 million and sold no residential mortgage loans during the year ended December 31, 2013.

The commercial mortgage loan portfolio consists primarily of nonrecourse, fixed rate mortgages.

The commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows at December 31:

	2014		2013
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$113,019	21%	$117,228	23%
South Atlantic	106,854	20	85,785	16
East North Central	101,393	19	98,520	19
West South Central	92,077	17	82,250	16
West North Central	62,645	11	41,416	8
Mountain	28,105	5	44,721	9
New England	24,576	4	25,228	5
East South Central	10,323	2	15,045	3
Middle Atlantic	7,696	1	7,835	1
Total	$546,688	100%	$518,028	100%

Property type distribution
Retail	$183,553	34%	$180,788	35%
Apartments	135,135	25	160,860	31
Office	109,255	20	73,375	14
Industrial	88,540	16	72,505	14
Hotel	22,705	4	23,000	5
Mixed use/other	7,500	1	7,500	1
Total	$546,688	100%	$518,028	100%

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The residential mortgages are concentrated in the United States.

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating model. The Company’s internal rating analysis presents expected losses in terms of a Standard & Poor’s (S&P) bond equivalent rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the internal ratings downwards with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by credit risk was as follows at December 31:

	2014	2013
	(In Thousands)

A– and above	$490,502	$441,364
BBB + thru BBB –	48,038	58,136
BB + thru BB –	8,148	18,528
Total carrying value	$546,688	$518,028

The residential mortgage loan portfolio is monitored based on performance of the loans. The Company defines nonperforming residential mortgage loans as loans which are 90 days or greater delinquent or on nonaccrual status. All of the residential mortgage loans were performing as of December 31, 2014 and 2013.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Commercial and residential mortgage loans are placed on nonaccrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. There were no commercial or residential mortgage loans on nonaccrual status at December 31, 2014 and 2013.

The Company reviews the commercial and residential mortgage loan portfolio and analyzes the need for a valuation allowance. The Company did not have a valuation allowance as of December 31, 2014 and 2013 on the commercial or residential mortgage portfolios.

Repurchase Agreements

The Company also enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the Company repays the loan amount along with the additional agreed-upon interest, and the securities pledged are released from collateral. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other collateral types provided is sufficient to fund substantially all of the cost of purchasing replacement assets. The carrying value of the securities pledged for the repurchase agreements was $267.9 million and $141.8 million as of December 31, 2014 and 2013, respectively. The repurchase obligation was $241.2 million and $127.5 million as of December 31, 2014 and 2013, respectively, and is included in repurchase agreements in the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

The Company has a variable interest in various types of special purpose entities.  When the Company is determined to be the primary beneficiary, the Company consolidates the entity into the financial statements.  The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE.  On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship.  Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Private Investment Vehicle – Combo Notes

During 2013 and 2014, the Company invested in a variety of combination notes (combo notes) for which it was determined to be the primary beneficiary in accordance with ASC 810, Consolidation.  A combo note is an asset-backed note created when certain fixed maturities are packaged in a Special Purpose Vehicle (SPV).  The owner of the SPV issues the combo notes which are backed by the SPV’s assets and their associated cash flows.  As each combo note purchase represents a proportional interest in the SPV’s underlying assets, each noteholder is entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the SPVs, the combo notes were eliminated as an investment while the underlying assets and liabilities of the SPVs were recorded on the consolidated balance sheets.  In addition, all transactions between the Company and the SPVs were eliminated.  The underlying fixed maturities are classified as available for sale and are marked to fair value.  For certain combo notes, the Company recognizes a liability that offsets the value of the underlying assets in an amount representing the other noteholders’ interests in those assets. This debt is carried at amortized cost.  The assets of each of the consolidated combo notes are held solely as collateral to satisfy the obligations of the combo note.  If the Company were to liquidate, the assets of the combo notes would not be available to its general creditors, and as a result, the Company does not consider them assets available for the benefit of its investors.  Additionally, the investors in the combo notes have no recourse to the Company’s general assets for the debt issued by the combo notes.  Therefore this debt is not the Company’s obligation.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

Collateralized Private Investment Vehicle –PPNs

During 2014, the Company invested in Principal Protected Notes (PPNs). A PPN is a loan-backed note created when fixed maturity securities are paired with other investments in a SPV.  The owner of the SPV then issues the PPNs, which are backed by the SPV’s assets and entitle the investor to 100% of the cash flows (less fees) of those underlying assets.  The Company holds the greatest share of the PPNs and is therefore considered to be the primary beneficiary and as such, has consolidated the SPVs that issued the PPNs.

In consolidating the SPVs, the PPNs are eliminated and the Company has recorded the underlying assets of the SPVs on the Company’s consolidated balance sheets.  In addition, all transactions between the Company and the SPVs have been eliminated.  The underlying fixed maturity securities are classified as available for sale and have been marked to fair value.

The carrying amounts of the consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors of the Company do not have recourse are as follows as of December 31:

	2014
	Combo Notes	PPNs	Total
	(In Thousands)

Fixed maturities, available for sale	$867,724	$359,186	$1,226,910
Accrued investment income	6,443	10,536	16,979
Total Assets	874,167	369,722	1,243,889

Debt from consolidated VIE	361,428	–	361,428
Total Liabilities	$361,428	$–	$361,428

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

	2013
	Combo Notes	PPNs	Total
	(In Thousands)

Fixed maturities, available for sale	$123,175	$–	$123,175
Accrued investment income	376	–	376
Total Assets	$123,551	$–	$123,551

Unconsolidated Variable Interest Entities

The Company has a variable interest in a number of limited liability partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The determination was based on the conclusion that the Company does not have the power to direct the activities that most significantly affect the VIE’s economic performance. Furthermore, the Company neither absorbs any significant losses nor has rights to a significant portion of any expected benefits of the VIEs. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $102.0 million and $186.7 million at December 31, 2014 and 2013, respectively. The Company’s share of current period net income of the unconsolidated entities included in net investment income is $26.7 million, $3.3 million, and $9.5 million for the years ended December 31, 2014, 2013, and 2012, respectively.

The Company’s maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to limited partnerships. The Company’s carrying amount of its investment in VIEs reported in other invested assets on the consolidated balance sheets was $46.0 million and $128.4 million at December 31, 2014 and 2013, respectively, compared to its maximum exposure to loss of $48.2 million and $131.1 million at December 31, 2014 and 2013, respectively.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.

The Company recognizes all derivative financial instruments, such as forwards, call options and embedded derivatives in the consolidated financial statements at fair value, with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument.

The Company sells fixed indexed deferred annuity contracts, which guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in a specified market index. This indexed crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of one-year, two-year, or five-year call options on the applicable markets to fund the index credits due to the index annuity policyholders. On the respective anniversary dates of the indexed annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting under ASC 815.

The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.

The Company has certain variable annuity GLB products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 Derivatives and Hedging and ASC 820, Fair Value Measurements. The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.  The determination of GLWB and GMDB guarantees on fixed index annuities

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

In addition, the Company is party to a coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party, (see Note 10) and a coinsurance agreement with an unrelated party.  Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the segregated assets. The value of the embedded derivative in the coinsurance agreement is equal to the value of the embedded derivative in the variable annuity product.

The Company has entered into currency forwards that are contracts in which the Company agrees with other parties to deliver or receive a specified amount on an identified currency at a specified future date.  Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.  The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.

The fair value of the call options is included in call options in the consolidated balance sheets. The fair value of the embedded derivative financial instruments is included in policy reserves and annuity account values in the consolidated balance sheets. The fair value of the embedded derivative within the coinsurance funds withheld arrangement and coinsurance agreement is included in other assets in the consolidated balance sheets.  The fair value of the forwards is included in other invested assets in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and maximum amount of loss due to credit risk (fair value) that the Company would incur if parties to the call options and forwards failed completely to perform according to the terms of the contracts as of December 31 are as follows:

			2014
Counterparty	Credit Rating (S&P)	Credit Rating (Moody’s)	Notional Amount	Fair Value
			(In Thousands)

Barclays Bank Plc	A	A2	$ 419,173	$ 11,276
Bank of America, NA	A	A2	1,141,500	21,619
Citibank, NA	A	A2	474,640	10,279
JP Morgan Chase Bank NA	A+	Aa3	1,312,700	50,165
Morgan Stanley & Co International Plc	A	A3	3,781,350	158,346
The Royal Bank of Scotland Plc	A-	Baa1	3,046,350	317,355
Societe Generale	A	A2	1,677,000	92,641
UBS AG	A	A2	61,600	489
			$11,914,313	$ 662,170

			2013
Counterparty	Credit Rating (S&P)	Credit Rating (Moody’s)	Notional Amount	Fair Value
			(In Thousands)

Barclays Bank Plc	A	A2	$ 371,700	$ 12,213
Bank of America, NA	A	A2	759,200	20,390
JP Morgan Chase Bank NA	A+	Aa3	970,600	39,821
Morgan Stanley & Co International Plc	A	A3	1,434,800	71,820
The Royal Bank of Scotland Plc	A-	A3	2,491,300	185,040
Societe Generale	A	A2	1,569,000	74,337
			$7,596,600	$ 403,621

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Collateral posted by counterparties at December 31, 2014 and 2013, applicable to derivative instruments, was $284.3 million and $195.1 million, respectively, and is reflected in the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in the consolidated balance sheets in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2014 and 2013, collateral posted by the counterparties under the tri-party arrangements was $417.4 million and $184.3 million, respectively, which is not reflected in the consolidated financial statements.

The fair value of the Company’s derivative financial instruments classified as assets and liabilities in the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2014	2013	2014	2013
	(In Thousands)

Interest rate swaps	$–	$125	$–	$–
Call options	660,424	403,621	–	–
Forwards	1,746	–	–	–
Embedded derivatives:
GMWB and GMAB reserves	–	–	12,035	9,077
Fixed index annuity contracts	–	–	1,059,965	678,552
Reinsurance contract	3,689	15,203	–	–
Total derivative financial instruments	$665,859	$418,949	$1,072,000	$687,629

The Company’s derivative financial instruments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. The changes in the market value of the interest rate swaps are included in net investment income on the consolidated statements of operations. The changes in the market value of the call options are included in net realized/unrealized gains (losses) in the consolidated statements of operations. The changes in the market value of the forwards are included in net realized/unrealized gains (losses) in the

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

consolidated statements of operations. The changes in the market value of the embedded derivatives for the GMWB and GMAB reserves and fixed index annuity contracts are included in other benefits in the consolidated statements of operations. The change in the fair value of the embedded derivative within the coinsurance funds withheld arrangement is included in net realized/unrealized gains (losses) in the consolidated statements of operations. The change in the fair value of the embedded derivative within the coinsurance arrangement is included in net realized/unrealized gains (losses) in the consolidated statements of operations.

The following table shows the change in the fair value of the derivative financial instruments in the consolidated statements of operations for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Interest rate swaps	$(41)	$(1,431)	$460
Call options	184,336	112,147	5,259
Forwards	1,746	–	–
Embedded derivatives:
GMWB and GMAB reserves	(2,958)	8,240	855
Fixed index annuity contracts	(41,981)	(85,130)	42,398
Reinsurance contract	(11,514)	10,766	(753)
Total change in derivative financial instruments	$129,588	$44,592	$48,219

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Balance at beginning of year	$323,673	$89,472	$92,162
Cost deferred	507,325	275,939	74,512
Imputed interest	15,376	6,862	3,346
Amortized to expense	(164,328)	(68,924)	(30,508)
Effect of realized gains	(6,719)	(1,611)	(4,750)
Effect of unrealized (gains) losses	(45,365)	21,935	(11,912)
Effects of reinsurance agreement (see Note 10)	–	–	(33,378)
Balance at end of year	$629,962	$323,673	$89,472

6. Deferred Sales Inducements

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Balance at beginning of year	$626,719	$280,580	$86,828
Costs deferred	299,361	348,382	229,657
Imputed interest	17,093	11,917	6,375
Amortized to expense	(62,142)	(51,916)	(18,385)
Effect of realized gains	(7,469)	–	–
Effect of unrealized (gains) losses	(50,555)	37,756	(22,619)
Effects of reinsurance agreement (see Note 10)	–	–	(1,276)
Balance at end of year	$823,007	$626,719	$280,580

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Balance at beginning of year	$35,588	$33,224	$44,405
Interest imputed	1,803	1,995	2,642
Amortized to expense	(3,669)	(5,949)	(7,477)
Effect of realized gains	(1,083)	(272)	(1,453)
Effect of unrealized (gains) losses	(537)	6,590	(4,893)
Balance at end of year	$32,102	$35,588	$33,224

The weighted average amortization period is 20 years for VOBA.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2015	$ 2,585
2016	2,367
2017	2,224
2018	2,108
2019	1,803

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

8. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows (in thousands):

	Pre-Tax	Tax	After-Tax
Other comprehensive income for the year ended December 31, 2012:
Unrealized gains on available-for-sale securities	$218,570	$(69,868)	$148,702
Reclassification adjustment for gains included in net income	(28,330)	9,670	(18,660)
OTTI losses recognized in earnings	5,982	(2,094)	3,888
OTTI losses recognized in other comprehensive income	(32)	11	(21)
Net effect of unrealized gains and losses on:
DAC, DSI and VOBA	(44,249)	15,487	(28,762)
Policy reserves and annuity account values	(22,571)	7,900	(14,671)
Total other comprehensive income for the year ended December 31, 2012	$129,370	$(38,894)	$90,476

Other comprehensive loss for the year ended December 31, 2013:
Unrealized losses on available-for-sale securities	$(192,860)	$63,603	$(129,257)
Unrealized gains on securities transferred from held to maturity to available-for-sale	2,565	(898)	1,667
Reclassification adjustment for gains included in net income	(84,643)	29,176	(55,467)
OTTI losses recognized in earnings	2,414	(845)	1,569
OTTI losses recognized in other comprehensive income	(3)	1	(2)
Net effect of unrealized gains and losses on:
DAC, DSI and VOBA	66,281	(23,198)	43,083
Policy reserves and annuity account values	39,888	(13,961)	25,927
Total other comprehensive loss for the year ended December 31, 2013	$(166,358)	$53,878	$(112,480)

Other comprehensive income for the year ended December 31, 2014:
Unrealized gains on available-for-sale securities	$324,461	$(106,664)	$217,797
Reclassification adjustment for gains included in net income	(18,903)	6,169	(12,734)
OTTI losses recognized in earnings	6,361	(2,226)	4,135
OTTI losses recognized in other comprehensive income	(1,083)	379	(704)
Net effect of unrealized gains and losses on:
DAC, DSI and VOBA	(96,457)	33,760	(62,697)
Policy reserves and annuity account values	(76,079)	26,628	(49,451)
Total other comprehensive income for the year ended December 31, 2014	$138,300	$(41,954)	$96,346

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

8. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income

Unrealized Gains (Losses) on Available-for-Sale Securities
(In Thousands)

Accumulated other comprehensive income at January 1, 2012	$42,015
Other comprehensive income before reclassifications	105,248
Amounts reclassified from accumulated other comprehensive income(1)	(14,772)
Accumulated other comprehensive income at December 31, 2012	132,491

Other comprehensive loss before reclassifications	(58,582)
Amounts reclassified from accumulated other comprehensive income(1)	(53,898)
Accumulated other comprehensive income at December 31, 2013	20,011

Other comprehensive income before reclassifications	104,945
Amounts reclassified from accumulated other comprehensive income(1)	(8,599)
Accumulated other comprehensive income at December 31, 2014	$116,357

(1)	The amounts reclassified from accumulated other comprehensive income (loss) are included in net realized/unrealized (losses) gains and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

9. Employee Benefit Plans

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Company contributions to the profit-sharing and savings plan charged to operations were $881,000, $801,000, and $810,000 for the years ended December 31, 2014, 2013, and 2012, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

Incentive compensation expense amounted to $5.9 million, $7.1 million, and $6.6 million for the years ended December 31, 2014, 2013, and 2012, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)
Reinsurance assumed:
Premiums received	$23,493	$38,253	$41,812
Commissions paid	$2,521	$3,294	$16,075
Claims paid	$8,221	$9,129	$6,003
Surrenders paid	$96,606	$102,582	$93,176

Principal reinsurance ceded transactions are summarized as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)
Reinsurance ceded:
Premiums paid	$95,500	$136,722	$54,912
Commissions received	$5,138	$7,431	$17,093
Claim recoveries	$71,058	$74,221	$23,390
Surrenders recovered	$280,804	$250,754	$126,279

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

Effective August 1, 2012, the Company entered into a coinsurance agreement with an unrelated party for certain individual fixed annuity contracts. At the same time, the Company entered into an indemnity retrocession agreement through a coinsurance funds withheld reinsurance agreement with GLAC, whereby the Company ceded and GLAC assumed the same individual fixed annuity contracts that the Company had coinsured.

In addition, on August 1, 2012, the Company entered into an assumption agreement to assume the previously mentioned fixed annuity contracts. The fixed annuity contracts will continue to be covered under the indemnity retrocession agreement with GLAC once the contracts are assumed under the assumption agreement.  Fixed annuity contracts having reserves of $334.4 million  and $263.8 million have been assumed under the assumption agreement as of December 31, 2014 and 2013, respectively.

The Company has ceded reserves with GLAC of $522.8 million and $533.4 million as of December 31, 2014 and 2013, respectively. These are recorded in policy reserve liability in the consolidated balance sheets.

Effective December 31, 2012, the Company ceded, through a 100% coinsurance agreement, a block of approximately 31,000 individual fixed annuity contracts having reserves of $1,725.6 million with Heritage Life Insurance Company (Heritage), a related party.  Under this coinsurance agreement, the Company established a funds withheld liability of $1,691.0 million until certain assets, having total fair value equal to the statutory reserves, were transferred to the reinsurer.  The segregated assets associated with this coinsurance agreement were subsequently transferred to the reinsurer in February 2013 in satisfaction of the funds withheld liability.

The Company has ceded reserves with Heritage of $1,591.9 million and $1,688.9 million as of December 31, 2014 and 2013, respectively. These are recorded in policy reserve liability in the consolidated balance sheets.

As of December 31, 2014 and 2013, the value of the Company’s funds withheld liability under all its reinsurance agreements was $234.9 million and $345.7 million, respectively.

At December 31, 2014 and 2013, the Company had receivables totaling $2,669.8 million and $2,767.8 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Life insurance in force ceded at December 31, 2014 and 2013 was $2,664.5 million and $2,795.8 million, respectively.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

As of December 31, 2014 and 2013, the Company had $1,880.0 million and $1,888.5 million, respectively, of reserves that were uncollateralized by the reinsurer.

11. Insurance Liabilities

The major components of policy reserves and annuity account values in the consolidated balance sheets are summarized as follows as of December 31:

	2014	2013
	(In Thousands)

Liabilities for investment-type insurance contracts:
Liabilities for individual annuities	$20,404,404	$15,383,920
Funding agreements	726,139	1,429,238
Other investment-type insurance contracts	3,633	4,299
Total liabilities for investment-type insurance contracts	21,134,176	16,817,457
Life and other reserves	208,711	216,283
Total policy reserves and annuity account values	$21,342,887	$17,033,740

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed indexed annuity contracts with GMDB invested in the general account at December 31:

	2014			2013
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Rollup GMDB	$661	$38	71	$538	$11	70

The determination of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

As of December 31, 2014 and 2013, the reserve liability for the GLWB guarantee was $439.9 million and $122.4 million, respectively, and the reserve liability for the GMDB guarantee was $18.1 million and $2.9 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2014			2013
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,717	$23	64	$1,832	$25	64
Reset	138	1	57	138	1	56
Roll-up	162	54	68	187	53	67
Step-up	3,929	52	65	3,910	62	65
Combo	126	23	71	138	24	70
Subtotal	6,072	153	65	6,205	165	64

Enhanced	7	–	69	9	–	68
Total GMDB	$6,079	$153	65	$6,214	$165	64

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMAB and GMWB guarantees it provides for the benefit of variable annuity contract holders.  The liability for GMDBs on variable annuity contracts reflected in the consolidated balance sheets as of December 31, 2014 and 2013 was $20.2 million and $20.7 million, respectively.  The liability for GMIBs on variable annuity contracts reflected in the consolidated balance sheets as of December 31, 2014 and 2013 was $14.5 million and $10.3 million, respectively.  The embedded derivative for GMWBs and

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

GMABs on variable annuity contracts reflected in the consolidated balance sheets as of December 31, 2014 and 2013 was $8.4 million and $5.6 million, respectively.  These liabilities are included in policy reserves and annuity account values.

12. Income Taxes

For the years ended December 31, 2014, 2013, and 2012, the Company filed separate federal income tax returns from SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for years before 2011. The Internal Revenue Service is not currently examining any of the Company’s federal tax returns.

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such deferred income taxes relate principally to reserves, DAC, DSI, VOBA, and unrealized capital gains and losses on fixed maturities available for sale.

As of December 31, 2014 and 2013, the Company has $0 and $14.0 million, respectively, of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest expense for unrecognized tax benefits in 2014 and 2013, and recorded $269,000 of interest expense for the year ended December 31, 2012. The Company recorded a liability of $0 and $364,000 at December 31, 2014 and 2013, respectively, which is included in the gross unrecognized tax benefits.

Income tax expense consists of the following for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Current tax expense	$8,571	$28,243	$91,335
Deferred tax expense (benefit)	40,385	26,781	(55,490)
Income tax expense	$48,956	$55,024	$35,845

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

From a tax return perspective, the Company has $233.8 million of operating loss carryforwards. Based on the Internal Revenue Code (IRC) Section 382 limitation calculation, the Company’s use of these net operating carryforwards is limited to $12.0 million per year. The Company believes it will be able to utilize the tax benefits associated with the net operating loss carryforwards.

The Company also has net operating loss carryforwards in multiple states of approximately $5.0 million that will expire between 2015 and 2031. Due to unitary filing requirements, the Company does not expect to recognize carryforwards expiring in the next five years.

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)
Federal income tax expense computed at statutory rate	$62,058	$62,758	$52,657
Increases (decreases) in taxes resulting from:
Valuation allowance	(28,228)	(28,529)	(16,644)
Dividends received deduction	(3,628)	(4,163)	(3,317)
Credits	(582)	(554)	(473)
Change in uncertain tax positions	12,504	25,587	3,900
Prior period adjustments	6,260	(1,384)	226
Other	572	1,309	(504)
Income tax expense	$48,956	$55,024	$35,845

“Credits” in the above table primarily result from foreign tax credits. “Other” in the table above includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2014	2013
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$704,000	$436,084
Net operating loss	361	396
Loss carryforward	57,469	69,133
Deferred loss on investments	–	13,404
Credit carryover	6,819	6,818
Net unrealized capital loss on investments	–	11,751
Rider fee	20,943	12,974
Other	2,853	1,398
Total deferred income tax assets	792,445	551,958
Valuation allowance	(72,032)	(100,260)
Net deferred income tax assets	720,413	451,698

Deferred income tax liabilities:
Deferred policy acquisition costs and deferred sales inducement costs	479,409	310,268
Value of business acquired	11,236	12,456
Net unrealized capital gain on investments	8,839	–
Net unrealized gain on call options	75,234	27,560
Depreciation	39,358	35,168
Unrealized deferred gain on investments	104,361	7,687
Commission accrual	35,589	11,703
Other	29,248	27,398
Total deferred income tax liabilities	783,274	432,240
Net deferred income tax assets (liabilities)	$(62,861)	$19,458

The oldest carryover will expire in 2022 and relates to low-income housing tax credits.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2014 and 2013, the Company recorded a $57.5 million and $69.1 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. In addition, as of December 31, 2014 and 2013, the Company recorded a valuation allowance of $2.5 million and $4.3 million, respectively, against a deferred tax loss that it does not expect will be recovered. Further, as of December 31, 2014 and 2013, the Company established a valuation allowance of $12.0 million and $26.8 million, respectively, against unrealized built-in losses that are limited under IRC Section 382.  The overall decrease in the valuation allowance of $28.2 million was primarily related to the decrease in the valuation allowance related to the sale of securities with unrealized built-in-losses that were limited under IRC Section 382, and the sale of securities which resulted in losses being realized during the year.

13. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include cash equivalents, certain equity securities and certain separate account assets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market. Level 2 assets include U.S. Treasury notes and bonds, other U.S. government securities, debt securities, certain asset-backed and mortgage-backed securities, certain options, certain equity securities, certain short-term investments and forwards that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models using inputs unobservable in the market, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include call options that are model-priced by brokers using inputs that are not observable, private placements, structured products, synthetic bonds, certain equity securities, certain short-term investments, certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs, reinsurance derivative assets, and certain separate account assets. Level 3 liabilities include embedded derivative instruments.

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Cash equivalents

Cash equivalents include securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and the reviews are consistent with the fixed maturities process.

Fixed Maturities

Fixed maturities include bonds, synthetic securities, and asset-backed securities. For fixed maturities not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisor, Guggenheim Partners Investment Management, LLC (GPIM), a related party, to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturities with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3 and can include fixed maturities across all categories.

Equity securities

Equity securities include common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Mortgage loans

Mortgage loans include commercial mortgage loans for which the Company elected the fair value option. The fair value of the mortgage loans is determined through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Short-term investments

Short-term investments include short-term notes with related and unrelated parties. Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Levels 2 and 3.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Call options and forwards

Certain fair values of options are valued with models that use market observable inputs, which are included in Level 2. Certain fair values of the call options are valued using broker quotes or through the use of internal option pricing models utilizing significant unobservable market assumptions, which are included in Level 3.  Fair values of forwards are valued using market observable inputs and are included in Level 2.

Separate account assets

Separate account assets include equity securities and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and trade data and through the manager’s representation of the fair value of underlying assets all unobservable in the market. The investments in private notes and partnerships are reflected in Level 3.

Reinsurance derivative asset/liability

The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Embedded derivatives – investment contract guarantees

The Company records guarantees for annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other best estimate assumptions. These liabilities are included in Level 3.

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following tables present categories reported at fair value as follows:

	December 31, 2014
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,295,123	$1,281,168	$13,955	$–
Fixed maturities:
U.S. Treasury securities and other U.S. government corporations and agencies	765,090	–	765,090	–
Obligations of government-sponsored enterprises	641,368	–	626,465	14,903
Corporate	6,042,905	–	3,738,526	2,304,379
Obligations of foreign governments	15,567	–	15,567	–
Municipal obligations	515,184	–	515,184	–
Commercial mortgage-backed	679,179	–	620,356	58,823
Residential mortgage-backed	245,257	–	243,816	1,441
Collateralized debt obligations	55,600	–	50,424	5,176
Other debt obligations	4,475,366	–	1,806,256	2,669,110
Synthetic bonds	9,703	–	–	9,703
Total fixed maturities	13,445,219	–	8,381,684	5,063,535
Equity securities:
Financial	92,542	–	90,017	2,525
Mutual fund	6,780	6,780	–	–
Government	13,813	–	13,813	–
Warrants	21	–	–	21
Total equity securities	113,156	6,780	103,830	2,546

Mortgage loans, at fair value	15,810	–	–	15,810
Short-term investments	704,794	–	347,579	357,215
Call options	660,424	–	607,692	52,732
Forwards	1,746	–	1,746	–
Reinsurance derivative asset	3,689	–	–	3,689
Separate account assets	5,692,529	4,228,209	–	1,464,320
Total assets	$21,932,490	$5,516,157	$9,456,486	$6,959,847

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$12,035	$–	$–	$12,035
Fixed index annuity contracts	1,059,965	–	–	1,059,965
Total liabilities	$1,072,000	$–	$–	$1,072,000

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	December 31, 2013
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$2,157,159	$1,856,945	$300,214	$–
Fixed maturities:
U.S. Treasury securities and other U.S. government corporations and agencies	560,385	–	560,385	–
Obligations of government-sponsored enterprises	587,928	–	580,378	7,550
Corporate	3,783,787	–	2,759,641	1,024,146
Obligations of foreign governments	2,791	–	2,791	–
Municipal obligations	335,157	–	335,157	–
Commercial mortgage-backed	585,111	–	444,521	140,590
Residential mortgage-backed	228,142	–	226,739	1,403
Collateralized debt obligations	50,544	–	13,009	37,535
Other debt obligations	2,551,388	–	898,808	1,652,580
Synthetic bonds	8,463	–	–	8,463
Total fixed maturities	8,693,696	–	5,821,429	2,872,267
Equity securities:
Financial	50,982	–	48,432	2,550
Mutual fund	45,321	45,321	–	–
Government	51,210	–	50,250	960
Technology	1,539	–	9	1,530
Warrants	281	–	–	281
Total equity securities	149,333	45,321	98,691	5,321

Mortgage loans, at fair value	40,020	–	–	40,020
Short-term investments	848,359	–	505,297	343,062
Call options	403,621	–	173,546	230,075
Interest rate swaps	125	–	–	125
Reinsurance derivative asset	15,203	–	–	15,203
Separate account assets	5,536,191	4,505,347	–	1,030,844
Total assets	$17,843,707	$6,407,613	$6,899,177	$4,536,917

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,077	$–	$–	$9,077
Fixed index annuity contracts	678,552	–	–	678,552
Total liabilities	$687,629	$–	$–	$687,629

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2014 is as follows:

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at January 1, 2014	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2014	(Losses) in Net Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturities:
Obligations of government-sponsored enterprises	$7,550	$(48)	$3,152	$4,249	$–	$14,903	$–
Corporate	1,024,146	(2,887)	38,788	1,240,171	4,161	2,304,379	(5,216)
Commercial mortgage-backed	140,590	171	14,071	19,857	(115,866)	58,823	17
Residential mortgage-backed	1,403	168	94	(224)	–	1,441	–
Collateralized debt obligations	37,535	1,708	444	(16,611)	(17,900)	5,176	27
Other debt obligations	1,652,580	3,060	(18,562)	1,149,292	(117,260)	2,669,110	38
Synthetic bonds	8,463	1,240	–	–	–	9,703	1,240
Total fixed maturities	2,872,267	3,412	37,987	2,396,734	(246,865)	5,063,535	(3,894)

Equities:
Financial	2,550	167	(25)	(167)	–	2,525	–
Government	960	–	–	(960)	–	–	–
Technology	1,530	–	158	(1,688)	–	–	–
Warrants	281	(271)	11	–	–	21	–
Total equities	5,321	(104)	144	(2,815)	–	2,546	–
Mortgage loans, at fair value	40,020	(86)	–	(24,124)	–	15,810	64
Short-term investments	343,062	(720)	(494)	15,367	–	357,215	–
Call options	230,075	98,108	–	(68,234)	(207,217)	52,732	19,097
Interest rate swap	125	(125)	–	–	–	–	–
Reinsurance derivative asset	15,203	(11,514)	–	–	–	3,689	(11,514)
Separate account assets(2)	1,030,844	493,825	–	(60,349)	–	1,464,320	–
Total assets	$4,536,917	$582,796	$37,637	$2,256,579	$(454,082)	$6,959,847	$3,753

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at January 1, 2014	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2014	(Losses) in Net Income for Positions Still Held
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	9,077	2,958	–	–	–	12,035	–
Fixed index annuity contracts	678,552	41,981	–	339,432	–	1,059,965	–
Total liabilities	$687,629	$44,939	$–	$339,432	$–	$1,072,000	$–

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.

(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2014 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturities:
Obligations of government-sponsored enterprises	$11,831	$–	$7,582	$–	$4,249
Corporate	2,005,393	–	765,222	–	1,240,171
Commercial mortgage-backed	45,695	–	25,838	–	19,857
Residential mortgage-backed	584	–	808	–	(224)
Collateralized debt obligations	673	–	17,284	–	(16,611)
Other debt obligations	2,562,006	–	1,412,714	–	1,149,292
Total fixed maturities	4,626,182	–	2,229,448	–	2,396,734

Equities:
Financial	481	–	648	–	(167)
Government	5,675	–	6,635	–	(960)
Technology	–	–	1,688	–	(1,688)
Industrial	1	–	1	–	–
Warrants	271	–	271	–	–
Total equities	6,428	–	9,243	–	(2,815)

Mortgage loans, at fair value	–	–	24,124	–	(24,124)
Short-term investments	327,866	–	312,499	–	15,367
Call options	42,895	–	111,129	–	(68,234)
Separate account assets	–	93,101	–	153,450	(60,349)
Total assets	$5,003,371	$93,101	$2,686,443	$153,450	$2,256,579

Liabilities:
Embedded derivatives:
Fixed index annuity contracts	$–	$347,812	$–	$8,380	$339,432
Total liabilities	$–	$347,812	$–	$8,380	$339,432

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2013 is as follows:

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at January 1, 2013	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2013	(Losses) in Net Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturities:
Obligations of government-sponsored enterprises	$–	$(112)	$(64)	$7,726	$–	$7,550	$–
Corporate	805,521	1,374	(1,948)	217,051	2,148	1,024,146	(532)
Commercial mortgage-backed	97,637	1,137	(11,618)	55,196	(1,762)	140,590	22
Residential mortgage-backed	4,788	76	60	(3,524)	3	1,403	–
Other mortgage-backed	4,290	–	68	(4,358)	–	–	–
Collateralized debt obligations	30,563	3,403	(8,953)	11,754	768	37,535	(116)
Other debt obligations	921,633	3,950	6,450	103,786	616,761	1,652,580	(58)
Synthetic bonds	11,377	1,017	–	(3,931)	–	8,463	1,017
Total fixed maturities	1,875,809	10,845	(16,005)	383,700	617,918	2,872,267	333

Equities:
Financial	459	(340)	2,031	400	–	2,550	–
Government	38,778	–	–	12,432	(50,250)	960	–
Technology	–	–	(147)	1,677	–	1,530	–
Industrial	2,930	(671)	(181)	(2,078)	–	–	(1,011)
Warrants	267	–	14	–	–	281	–
Total equities	42,434	(1,011)	1,717	12,431	(50,250)	5,321	(1,011)
Mortgage loans, at fair value	194,719	(770)	–	(153,929)	–	40,020	602
Short-term investments	5,071	(1,256)	37	339,210	–	343,062	(1,869)
Call options	110,103	56,093	–	63,879	–	230,075	4,474
Interest rate swap	–	(113)	–	238	–	125	(113)
Reinsurance derivative asset	4,437	10,766	–	–	–	15,203	–
Separate account assets(2)	925,220	38,874	–	66,750	–	1,030,844	–
Total assets	$3,157,793	$113,428	$(14,251)	$712,279	$567,668	$4,536,917	$2,416

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at January 1, 2013	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2013	(Losses) in Net Income for Positions Still Held
	(In Thousands)
Liabilities:
Interest rate swaps	$349	$(349)	$–	$–	$–	$–	$–
Embedded derivatives:
GMWB and GMAB reserves	17,317	(8,240)	–	–	–	9,077	–
Fixed index annuity contracts	265,635	85,130	–	327,787	–	678,552	–
Total liabilities	$283,301	$76,541	$–	$327,787	$–	$687,629	$–

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.

(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2013 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturities:
Obligations of government-sponsored enterprises	$9,372	$–	$1,646	$–	$7,726
Corporate	975,646	–	758,595	–	217,051
Commercial mortgage-backed	124,758	–	69,562	–	55,196
Residential mortgage-backed	–	–	3,524	–	(3,524)
Other mortgage-backed	–	–	4,358	–	(4,358)
Collateralized debt obligations	49,782	–	38,028	–	11,754
Other debt obligations	856,412	–	752,626	–	103,786
Synthetic bonds	–	–	3,931	–	(3,931)
Total fixed maturities	2,015,970	–	1,632,270	–	383,700

Equities:
Financial	400	–	–	–	400
Government	13,567	–	1,135	–	12,432
Technology	1,677	–	–	–	1,677
Industrial	271	–	2,349	–	(2,078)
Warrants	331	–	331	–	–
Total equities	16,246	–	3,815	–	12,431

Mortgage loans, at fair value	–	–	153,929	–	(153,929)
Short-term investments	574,144	–	234,934	–	339,210
Call options	140,295	–	3,988	72,428	63,879
Interest rate swap	238	–	–	–	238
Separate account assets	–	347,895	–	281,145	66,750
Total assets	$2,746,893	$347,895	$2,028,936	$353,573	$712,279

Liabilities:
Embedded derivatives:
Fixed index annuity contracts	$–	$331,737	$–	$3,950	$327,787
Total liabilities	$–	$331,737	$–	$3,950	$327,787

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Transfers

Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2014 are as follows:

	Transfers Out	Transfers Out	Transfers Out	Transfers Out	Transfers Out	Transfers Out
	of Level 1	of Level 1	of Level 2	of Level 2	of Level 3	of Level 3
	Into Level 2	Into Level 3	Into Level 1	Into Level 3	Into Level 1	Into Level 2
	(In Thousands)
Assets:
Fixed maturities:
Corporate	$–	$–	$–	$94,116	$–	$89,955
Commercial mortgage-backed	–	–	–	497	–	116,363
Collateralized debt obligations	–	–	–	5,002	–	22,902
Other debt obligations	–	–	–	67,012	–	184,272
Total fixed maturities	–	–	–	166,627	–	413,492

Call options	–	–	–	–	–	207,217

Total assets	$–	$–	$–	$166,627	$–	$620,709

Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2013 are as follows:

	Transfers Out	Transfers Out	Transfers Out	Transfers Out	Transfers Out	Transfers Out
	of Level 1	of Level 1	of Level 2	of Level 2	of Level 3	of Level 3
	Into Level 2	Into Level 3	Into Level 1	Into Level 3	Into Level 1	Into Level 2
	(In Thousands)
Assets:
Fixed maturities:
Corporate	$–	$–	$–	$16,999	$–	$14,851
Commercial mortgage-backed	–	–	–	–	–	1,762
Residential mortgage-backed	–	–	–	3	–	–
Collateralized debt obligations	–	–	–	768	–	–
Other debt obligations	–	–	–	644,539	–	27,778
Total fixed maturities	–	–	–	662,309	–	44,391

Equities:
Government	–	–	–	–	–	50,250

Total assets	$–	$–	$–	$662,309	$–	$94,641

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

During 2014 and 2013, the majority of assets transferred into and out of Level 3 included those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor, or incurred changes to the observability of inputs or valuation techniques.

The transfers between levels are determined as of the end of the period for which the transfer is completed.

Quantitative Information About Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs are not developed internally, which primarily consist of those valued using broker quotes.

	As of December 31, 2014
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturities:
Corporate	$1,684,025	Discounted cash flow	Credit spread	106-665 [360] basis points (bps)
	20,201		Discount rate	7.0% – 10.0% [8.8%]
	30,493	Market comparables	Earnings before interest, taxes, depreciation and amortization multiple (EBITDA)	7.0x –14.2x [10.9x]
	2,774		Liquidity adjustment	100 bps
	61,827	Stale price	Trade price / vendor price	100
	261	Recovery analysis	Expected recovery price	3.00-9.00 [7.00]
Commercial mortgage-backed	5,005	Discounted cash flow	Credit spread	275 – 485 [472] bps
Residential mortgage-backed	1,441	Odd lot discount	Discount rate	5.0%
Other debt obligations	1,361,557	Discounted cash flow	Credit spread	218 – 665 [398] bps
	299,395		Yield	6.45% - 9.00% [8.67%]
	136,000	Stale price	Trade price	100
Total fixed maturities	3,602,979
Mortgage loans, at fair value	15,810	Discounted cash flow	Credit spread	190 – 450 [369] bps
Short-term investments	294,842	Stale price	Par
	60,000	Short term loan	Pat
	2,374	Market comparables	EBITDA	8x
Reinsurance derivative asset	3,689	See Note (1)
Separate account assets	1,464,320	Revenue multiples	Projected revenues	4.5x – 5.50x [5.0x]
		Discounted cash flow	Discount rate	370 – 780 [414] bps
		Market comparables	Price per square foot	$21.84 - $295.00 [$216.38]
		Stale price	Par
		See Note (4)
Total assets	$5,444,014	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2014
	Assets/Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$12,035	Discounted cash flow	Credit spread	1.19%
			Long-term equity market volatility	Market Consistent
			Risk margin	5.00%
Fixed index annuity contracts	1,059,965	Discounted cash flow	Credit spread	1.19%
			Risk margin	0.13% – 0.17%
Total liabilities	$1,072,000

	As of December 31, 2013
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturities:
Corporate	$701,600	Discounted cash flow	Credit spread	74 – 1,409 [415] bps
	7,039		Discount rate	0.0% – 22.75% [10.05%]
	2,410		EBITDA	3.5x – 17.3x [12.0x]
	45	Recovery analysis	Trade price / vendor price	.0001 – 2.50 [2.50]
	5,000	See Note (5)		100 bps
Commercial mortgage-backed	5,252	Discounted cash flow	Credit spread	495 – 1,407 [627] bps
Residential mortgage-backed	1,403	Odd lot discount	Discount rate	0.067% – 5.0% [4.80%]
Collateralized debt obligations	768	Discounted cash flow	Credit spread	148 [148] bps
Other debt obligations	945,637	Discounted cash flow	Credit spread	184 – 1483 [330] bps
	135,995	Modified discounted cash flow	Credit spread	300 – 750 [396] bps
Synthetic bonds	8,463	Discounted cash flow	Credit spread	228 bps
Total fixed maturities	1,813,612
Equity securities:
Government	960	See Note (3)
Warrants	281	Discounted cash flow	Earnings before interest, taxes, depreciation and amortization multiple	7.5x – 11.5x [7.5x]
Total equity securities	1,241
Mortgage loans, at fair value	40,020	Discounted cash flow	Credit spread	290 – 640 [444] bps
Short-term investments	8,562	Discounted cash flow	Discount rate	4.34% – 7.3% [5.58%]
	312,500	Recovery analysis	Par
Reinsurance derivative asset	15,203	See Note (1)
Separate account assets	1,030,844	Revenue multiples	Projected revenues	3.5 – 4.0x
		Discounted cash flow	Discount rate	386 – 850bps
		Recovery analysis	Par
		See Note (4)
Total assets	$3,221,982	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2013
	Assets/Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,077	Discounted cash flow	Own credit spread	1.44%
			Long-term equity market volatility	Market Consistent
			Risk margin	5.00%
Fixed index annuity contracts	678,552	Discounted cash flow	Own credit spread	1.44%
			Risk margin	0.12% – 0.16%
Total liabilities	$687,629

(1)
Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative (see Note 4).

(2)	The table above excludes certain securities for which the fair value of $1,515.8 million and $1,314.8 million as of December 31, 2014 and 2013, respectively, was based on non-binding broker quotes.
(3)	FHLB of Topeka common stock positions are valued at par as a proxy for fair value, as the stock can only be redeemed by the bank.
(4)
Separate account investments in partnerships for which the fair value as of December 31, 2014 and 2013 was determined through the manager’s representation of the fair value of the underlying investments.

(5)	Credit tenant lease position is valued at par due to the unique nature of the deal.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of embedded derivatives. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Increases or decreases in risk free rates could cause the fair value of the embedded derivative to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Decreases or increases in the mortality rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. Decreases or increases in the overall lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The lapse rate assumption varies dynamically based on the relationship of the guarantee and associated account value. A stronger or weaker dynamic lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The utilization rate assumption includes how many contract holders will take withdrawals, when they will take them and how much of their benefit they will take. Increases or decreases in the assumption of the number of contract holders taking withdrawals could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contract holders take withdrawals earlier or later could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contract holders take more or less of their benefit could cause the fair value of the embedded derivative to decrease or increase, respectively.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2014
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$538,551	558,706	–	–	558,706
Notes receivable from related parties	1,540,658	1,540,658	–	–	1,540,658
Policy loans	413,188	425,401	–	–	425,401
Business-owned life insurance	20,266	20,266	–	–	20,266
Company-owned life insurance	23,606	23,606	–	–	23,606
Supplementary contracts without life contingencies	(9,539)	(10,377)	–	–	(10,377)
Individual and group annuities	(4,611,973)	(4,485,467)	–	–	(4,485,467)
Debt from consolidated VIEs	(361,428)	(343,588)	–	–	(343,588)
Notes payable related to commission assignments	(106,550)	(106,550)	–	–	(106,550)
Surplus notes payable	(127,467)	(167,567)	–	–	(167,567)
Long-term debt SAILES 2-0, LLC	(90,742)	(95,316)	–	–	(95,316)
Mortgage debt	(26,911)	(27,132)	–	–	(27,132)
Repurchase agreements	(241,195)	(241,195)	(241,195)	–	–
Separate account liabilities	(5,692,529)	(5,692,529)	(4,228,209)	–	(1,464,320)

	December 31, 2013
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	485,791	485,949	–	–	485,949
Notes receivable from related parties	739,946	739,946	–	–	739,946
Policy loans	475,577	489,048	–	–	489,048
Business-owned life insurance	20,174	20,174	–	–	20,174
Company-owned life insurance	21,955	21,955	–	–	21,955
Supplementary contracts without life contingencies	(9,323)	(8,598)	–	–	(8,598)
Individual and group annuities	(4,516,555)	(4,100,932)	–	–	(4,100,932)
Notes payable related to commission assignments	(33,500)	(33,500)	–	–	(33,500)
Surplus notes payable	(125,628)	(148,596)	–	–	(148,596)
Long-term debt SAILES 2-0, LLC	(97,279)	(98,808)	–	–	(98,808)
Mortgage debt	(29,581)	(28,832)	–	–	(28,832)
Repurchase agreements	(127,535)	(127,535)	(127,535)	–	–
Separate account liabilities	(5,536,191)	(5,536,191)	(4,505,347)	–	(1,030,844)

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:

Mortgage loans – The carrying amounts of the officer residential mortgage loans reported in the consolidated balance sheets for these instruments approximate their fair values. Fair values of the commercial mortgage loans not held as fair value option securities are estimated using discounted cash flow analyses based on a variety of factors, including credit spreads, duration of the loans and prepayment terms and assumptions.

Notes receivable from related parties – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

Policy loans – Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Business-owned life insurance and company-owned life insurance – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

Debt from consolidated VIEs – Fair values are estimated using discounted cash flow analyses.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Notes payable related to commission assignments – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Surplus notes payable, long-term debt and mortgage debt – Fair values are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

Repurchase agreements – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities.

14. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $11.0 million and $7.8 million at December 31, 2014 and 2013, respectively, over the next several years as required by the general partner.

As of December 31, 2014 and 2013, the Company had committed up to $139.5 million and $48.3 million, respectively, in unfunded bridge loans, unfunded revolvers, and other private investments.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

Expected future minimum rents related to the noncancelable portion of the FHLB and SAILES operating leases (see Note 1) to be received as of December 31 are as follows (in thousands):

2015	$17,353
2016	17,353
2017	16,796
2018	16,398
2019	16,398
Thereafter	84,723

The amounts received under both leases are recorded in other revenues in the consolidated statement of operations.

Guarantees of related parties: The Company provided payment guarantees on behalf of its related party, se2, LLC (se2), to certain se2 customers for all obligations and liabilities arising or incurred under the third-party administration agreements between such customers and se2.

The Company provided a loan funding commitment on behalf of Cain Hoy Finance Limited (CHF), a related party, to a certain borrower in the event that CHF doesn’t meet its obligations as required under the loan agreement.  As of December 31, 2014, CHF has met its obligations under the loan agreement.  Management does not anticipate a material impact to the results of operations or financial condition due to this funding commitment at this time.

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company’s results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

Various legal proceedings and other matters have arisen in the ordinary course of the Company’s business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company’s ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

15. Debt

Long-Term Debt

At December 31, 2014, the Company has access to a $407.2 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (.25% at December 31, 2014). The Company had no borrowings under this line of credit at December 31, 2014 and 2013. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2014.

The Company has outstanding surplus notes with a carrying value of $127.5 million and $125.6 million at December 31, 2014 and 2013, respectively. The surplus notes consist of $50.0 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

In February 2013, SAILES acquired a commercial airplane for other investment purposes. SAILES leases the airplane to an airline under an operating lease that expires on February 28, 2025. The asset is amortized on a straight-line method over 25 years which approximates its estimated productive life. Depreciation on the asset in the amount of $5.2 million and $4.4 million for the years ended December 31, 2014 and 2013 is included in commissions and other operating expenses in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

The following is a summary of the asset held at cost less accumulated amortization for the years ended December 31:

	2014	2013
	(In Thousands)

Airplane	$145,000	$145,000
Less accumulated amortization	(9,539)	(4,358)
	$135,461	$140,642

The asset is included in other invested assets in the consolidated balance sheet.

On February 28, 2013, SAILES entered into a long-term note of $111.9 million due to SAIL Finance LLC, a related party, to finance the commercial airplane, which is due February 28, 2025. The note bears interest at 6.0% per annum, with quarterly payments. The loan amortizes quarterly in arrears to the final maturity date.

At December 31, 2014, future principal maturities for the years ending December 31 are as follows (in thousands):

2015	$6,649
2016	7,057
2017	7,490
2018	7,950
2019	8,437
Thereafter	53,159
$90,742

Mortgage Debt

The primary mortgage financing for the Company’s home office property was arranged through FHLB, which also occupies a portion of the premises. The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

and interest payments totaling $381,600, including $62,805 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $9.3 million of cash.

At December 31, 2014, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

2015	$2,856
2016	3,054
2017	3,265
2018	3,492
2019	3,734
Thereafter	10,510
$26,911

Interest expense as presented in the consolidated statement of operations consisted of the following for the year ended December 31:

	2014	2013	2012
	(In Thousands)

Debt/notes payable:
Surplus note interest	$13,665	$13,462	$13,281
Mortgage interest	1,908	2,081	1,875
SAILES interest	6,245	5,550	–
Commission assignment interest	5,247	1,585	160
Consolidated VIE interest	3,402	–	–
Total debt/notes payable interest	30,467	22,678	15,316
Repurchase agreement interest	640	1,430	520
Other interest	(150)	287	115
Total	$30,957	$24,395	$15,951

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material that are not otherwise discussed (see Notes 1 and 10).

Gennessee had short-term notes outstanding with related parties as of December 31, 2014  and 2013, of $51.3 million and $33.5 million, respectively, which bear interest with rates ranging from 6.0 to 8.0%, and with maturities ranging from January 15, 2015 to December 23, 2015.  The company paid interest on these notes of $3.5 million and $1.6 million for the years ended December 31, 2014 and 2013, respectively.

Dunbarre had short-term notes outstanding with related parties as of December 31, 2014 of $55.3 million that bear interest at 8%, with maturities ranging from November 16, 2015 to December 30, 2015.  The company paid interest on these notes of $1.7 million during the year ended December 31, 2014.

As of December 31, 2014 and 2013, the Company had the following investments in affiliated parties with interest rates ranging from 3.35% to 10.0% and maturity dates ranging from January 2015 through October 2018.  These investments are included in notes receivable from related parties in the consolidated balance sheets:

	2014	2013
	(In Thousands)

Note Funding 1892, LLC	$399,833	$–
BA Seattle Aviation, LLC	372,917	–
SBC Funding, LLC	289,520	485,427
NF-GPIM	233,120	–
SBC Funding II, LLC	216,361	–
Other	28,907	254,519
	$1,540,658	$739,946

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

As of December 31, 2014 and 2013, the Company had investments in the following various investment vehicles managed by related parties. These are included in fixed maturities available for sale on the consolidated balance sheets.

	2014	2013
	(In Thousands)

5180 CLO LP	$216,866	$218,528
Guggenheim Private Debt Funding	136,000	135,995
Mercer Field CLO LP	121,588	107,334
Hempstead CLO LP	430,364	295,566
	$904,818	$757,423

As of December 31, 2014 and 2013, the Company had the following individually material investments in other related parties. These investments are included in fixed maturities available for sale on the consolidated balance sheets.

	2014	2013
	(In Thousands)

Sun Life Assurance Company of Canada	$255,363	$186,577
American Capital Holdings, LLC	–	157,460
Santiam Holdings, LLC	–	110,000
Cain Hoy Capital Company, LLC	287,359	–
DLPR LLC	139,683	1,500
American Media Productions, LLC	400,000	190,000
	$1,082,405	$645,537

The Company has contracted with GPIM to perform investment advisory services. For the years ended December 31, 2014, 2013, and 2012, the Company paid fees of $21.5 million, $15.9 million, and $12.7 million, respectively, associated with the services performed. These fees are included in commissions and other operating expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

The Company received revenue sharing income of $12.9 million, $13.7 million, and $13.6 million from Security Investors, LLC and Guggenheim Distributors, LLC, both related parties, for the years ended December 31, 2014, 2013 and 2012, respectively. These fees are included in asset based fees on the consolidated statement of operations.

The Company received $15.2 million, $13.6 million, and $11.7 million for the years ended December 31, 2014, 2013, and 2012, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues on the consolidated statement of operations.

The Company paid $67.8 million, $62.5 million, and $65.9 million for the years ended December 31, 2014, 2013, and 2012, respectively, to various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses on the consolidated statements of operations.

The Company received $325.0 million and $60.0 million as capital contributions from SBC during 2014 and 2013, respectively. The Company paid $118.4 million and $154.9 million in dividends to SBC in 2014 and 2013, respectively.

17. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. The State of Kansas has adopted the National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

The State of Kansas has granted its approval of permitted accounting practices for one year call options and multi-year call options that differ from NAIC SAP which allow the Company, to the extent the hedging program is and continues to be economically effective, to report call options at amortized cost. In addition, the corresponding reserve liabilities that are hedged by the call options are calculated under Actuarial Guideline (AG) 35, whereas the permitted practices allow the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. These permitted practices will expire on September 30, 2015, unless extended by the Commissioner of Insurance.

As a result of these permitted practices, statutory surplus decreased $139.7 million and $55.6 million as of December 31, 2014 and 2013, respectively.

The Company offers riders on its fixed index annuities (FIAs) which provide for future withdrawal and death benefits. In accordance with the NAIC’s Accounting Practices and Procedures Manual, the FIAs with riders should be reserved for under the revised AG33. In 2012, the Company requested and received approval from the Kansas Insurance Department to use an alternative methodology to reserve for these contracts under the Practical Considerations section of AG33. The reserve held at December 31, 2013 and 2014 for FIAs with riders was based on AG43, the approved alternative method for these contracts. AG43 is a principles based reserving methodology which requires ongoing review of and updates to the assumptions. The Company closely monitors developing experience on this type of business as well as any new emerging industry information. The Company adjusts its AG43 assumptions when it determines it is reasonable and appropriate and reports the results of its experience analysis to the Department. During the fourth quarter 2014 review of the Company’s AG43 statutory reserving assumptions and methodology with respect to FIAs with riders, management determined certain lapse, income utilization and investment assumptions should be strengthened over time. The Company recorded a portion of the reserve increase in 2014 and the Company and the Kansas Insurance Department agreed to phase-in the remaining reserve increase related to strengthening these assumptions over a five year period from 2015 to 2019. Specifically, the Company will record an after-tax adjustment of $16.3 million for the first six quarters, $12.2 million for the next four quarters, and $8.1 million for the last ten quarters.  For FIAs with riders issued on or after February 1, 2015, the AG33 reserving methodology will be utilized.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Statutory capital and surplus, including surplus notes (see Note 15) of the insurance operations, were $1,301.5 million and $1,044.8 million at December 31, 2014 and 2013, respectively. Statutory net income of the insurance operations was $122.1 million, $163.6 million, and $156.9 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2014, the Company’s statutory adjusted capital per the RBC calculation is $1,602.5 million as compared to its company action level RBC of $418.1 million and its authorized control level RBC of $209.0 million.

The Company may not, without notice to the Commissioner and (A) the expiration of 30 days without disapproval by the Commissioner or (B) the Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus. In 2015, the Company is not allowed to pay dividends without the approval or non-disapproval of the Commissioner.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

Security Benefit Life Insurance Company and Subsidiaries
(A Wholly Owned Subsidiary of Security Benefit Corporation)

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

At December 31, 2014, SDI had net capital of $10.0 million, which was $9.0 million in excess of its required net capital of $1.0 million. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SDI’s ratio of aggregate indebtedness to net capital was 1.51 to 1 at December 31, 2014.

18. Subsequent Events

On March 4, 2015, the Company received a capital contribution of $400.0 million from its parent SBC. For statutory reporting purposes, the Company established a receivable for the capital contribution as of December 31, 2014.

The Company has evaluated all material subsequent events or transactions that occurred after the consolidated balance sheet date through the date on which the consolidated financial statements were issued for potential recognition or disclosure. Except as described above, the Company has not identified any other subsequent events requiring recognition or disclosure.

Financial Statements

Variflex
Year Ended December 31, 2014
With Report of Independent Registered Public Accounting Firm

Variflex

Financial Statements

Year Ended December 31, 2014

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets	3
Statements of Operations	12
Statements of Changes in Net Assets	21
Notes to Financial Statements	35
1. Organization and Significant Accounting Policies	35
2. Variable Annuity Contract Charges	40
3. Summary of Unit Transactions	41
4. Financial Highlights	43
5. Subsequent Events	53

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of Variflex (the Account), a separate account of Security Benefit Life Insurance Company comprised of the subaccounts as listed in Note 1, as of December 31, 2014, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the two years or periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting Variflex at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP
April 30, 2015

Variflex

Statements of Net Assets

December 31, 2014

	American Century VP Ultra	American Century VP Value	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Dreyfus IP Technology Growth
Assets:
Mutual funds, at market value	$34,083,354	$20,534,641	$18,158,523	$5,151,957	$5,373,851
Net assets	$34,083,354	$20,534,641	$18,158,523	$5,151,957	$5,373,851

Net assets:
Accumulation assets	34,052,836	20,509,414	18,120,999	5,125,082	5,363,152
Annuity assets	30,518	25,227	37,524	26,875	10,699
Net assets	$34,083,354	$20,534,641	$18,158,523	$5,151,957	$5,373,851

Units outstanding:
Variflex qualified	1,406,666	635,930	640,715	186,334	199,203
Variflex nonqualified	567,435	429,837	202,789	45,488	75,488
Variflex ES	-	-	-	-	-
Total units	1,974,101	1,065,767	843,504	231,822	274,691

Unit value:
Variflex qualified	$17.27	$19.27	$21.53	$22.22	$19.57
Variflex nonqualified	$17.27	$19.27	$21.53	$22.22	$19.57
Variflex ES	$-	$-	$-	$-	$-

Mutual funds, at cost	$30,834,449	$14,845,813	$14,431,448	$4,714,846	$3,748,857
Mutual fund shares	2,142,260	2,179,898	610,987	229,998	298,381

The accompanying notes are an integral part of these financial statements.

3

Variflex

Statements of Net Assets (continued)

December 31, 2014

	Dreyfus VIF International Value	Guggenheim VIF All Cap Value (a)	Guggenheim VIF Alpha Opportunity (a)(b)	Guggenheim VIF High Yield (a)	Guggenheim VIF Large Cap Value (a)
Assets:
Mutual funds, at market value	$7,535,603	$86,714,549	$6,347,164	$19,253,695	$215,854,869
Net assets	$7,535,603	$86,714,549	$6,347,164	$19,253,695	$215,854,869

Net assets:
Accumulation assets	7,512,122	86,656,148	6,347,164	19,218,308	214,506,458
Annuity assets	23,481	58,401	-	35,387	1,348,411
Net assets	$7,535,603	$86,714,549	$6,347,164	$19,253,695	$215,854,869

Units outstanding:
Variflex qualified	374,919	1,686,044	186,777	576,212	1,701,404
Variflex nonqualified	236,740	304,876	95,231	60,677	361,492
Variflex ES	-	748	-	73	988
Total units	611,659	1,991,668	282,008	636,962	2,063,884

Unit value:
Variflex qualified	$12.32	$43.55	$22.53	$30.25	$104.64
Variflex nonqualified	$12.32	$43.54	$22.53	$30.25	$104.55
Variflex ES	$-	$45.26	$-	$31.39	$34.68

Mutual funds, at cost	$8,671,556	$42,892,320	$3,310,428	$17,540,089	$129,586,264
Mutual fund shares	714,275	2,453,028	232,242	568,795	5,213,886

(a) Name change. See Note 1.
(b) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

4

Variflex

Statements of Net Assets (continued)

December 31, 2014

	Guggenheim VIF Long Short Equity (a)	Guggenheim VIF Managed Asset Allocation (a)	Guggenheim VIF Mid Cap Value (a)	Guggenheim VIF Money Market (a)	Guggenheim VIF Small Cap Value (a)
Assets:
Mutual funds, at market value	$3,310,859	$29,267,760	$148,912,270	$20,629,101	$53,135,369
Net assets	$3,310,859	$29,267,760	$148,912,270	$20,629,101	$53,135,369

Net assets:
Accumulation assets	3,310,859	29,127,145	148,818,696	20,593,677	53,062,599
Annuity assets	-	140,615	93,574	35,424	72,770
Net assets	$3,310,859	$29,267,760	$148,912,270	$20,629,101	$53,135,369

Units outstanding:
Variflex qualified	203,750	818,923	1,572,790	740,738	945,995
Variflex nonqualified	32,884	159,349	113,362	224,223	166,280
Variflex ES	-	11	804	697	828
Total units	236,634	978,283	1,686,956	965,658	1,113,103

Unit value:
Variflex qualified	$13.99	$29.92	$88.29	$21.37	$47.73
Variflex nonqualified	$13.99	$29.92	$88.29	$21.37	$47.73
Variflex ES	$-	$31.10	$91.50	$13.09	$49.17

Mutual funds, at cost	$2,911,927	$17,579,690	$53,736,084	$20,703,190	$22,693,190
Mutual fund shares	219,553	1,057,743	1,768,134	1,558,089	1,027,167

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

5

Variflex

Statements of Net Assets (continued)

December 31, 2014

	Guggenheim VIF StylePlus Large Core (a)	Guggenheim VIF StylePlus Large Growth (a)	Guggenheim VIF StylePlus Mid Growth (a)	Guggenheim VIF StylePlus Small Growth (a)	Guggenheim VIF Total Return Bond (a)
Assets:
Mutual funds, at market value	$188,277,994	$23,273,805	$128,306,124	$25,040,749	$47,337,434
Net assets	$188,277,994	$23,273,805	$128,306,124	$25,040,749	$47,337,434

Net assets:
Accumulation assets	187,520,114	23,232,040	128,064,253	24,999,601	47,169,406
Annuity assets	757,880	41,765	241,871	41,148	168,028
Net assets	$188,277,994	$23,273,805	$128,306,124	$25,040,749	$47,337,434

Units outstanding:
Variflex qualified	1,810,443	1,240,153	1,361,777	845,285	960,297
Variflex nonqualified	413,697	565,751	438,724	85,909	284,548
Variflex ES	1,161	794	309	1,399	121
Total units	2,225,301	1,806,698	1,800,810	932,593	1,244,966

Unit value:
Variflex qualified	$84.65	$12.89	$71.27	$26.85	$38.04
Variflex nonqualified	$84.62	$12.89	$71.24	$26.85	$38.00
Variflex ES	$30.80	$13.31	$57.04	$27.80	$20.68

Mutual funds, at cost	$128,893,251	$15,026,442	$65,780,092	$13,526,492	$40,916,656
Mutual fund shares	5,016,733	1,493,826	2,612,095	788,189	2,979,071

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

6

Variflex

Statements of Net Assets (continued)

December 31, 2014

	Guggenheim VIF World Equity Income (a)	Invesco V.I. Comstock	Invesco V.I. Equity and Income	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate
Assets:
Mutual funds, at market value	$129,332,660	$12,327,200	$15,814,969	$10,235,571	$10,025,615
Net assets	$129,332,660	$12,327,200	$15,814,969	$10,235,571	$10,025,615

Net assets:
Accumulation assets	129,026,398	12,327,200	15,804,839	10,233,760	9,992,362
Annuity assets	306,262	-	10,130	1,811	33,253
Net assets	$129,332,660	$12,327,200	$15,814,969	$10,235,571	$10,025,615

Units outstanding:
Variflex qualified	2,558,985	614,122	773,789	368,047	403,414
Variflex nonqualified	535,978	109,853	163,712	76,936	78,046
Variflex ES	748	-	-	-	-
Total units	3,095,711	723,975	937,501	444,983	481,460

Unit value:
Variflex qualified	$41.77	$17.03	$16.87	$23.01	$20.83
Variflex nonqualified	$41.77	$17.03	$16.87	$23.01	$20.83
Variflex ES	$39.69	$-	$-	$-	$-

Mutual funds, at cost	$73,064,790	$9,674,687	$12,830,180	$7,308,898	$9,174,523
Mutual fund shares	10,264,497	646,080	838,546	303,007	581,532

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

7

Variflex

Statements of Net Assets (continued)

December 31, 2014

	Invesco V.I. Government Securities	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Growth	Invesco V.I. Value Opportunities
Assets:
Mutual funds, at market value	$5,169,381	$20,773,145	$6,967,224	$18,173,802	$4,396,878
Net assets	$5,169,381	$20,773,145	$6,967,224	$18,173,802	$4,396,878

Net assets:
Accumulation assets	5,160,034	20,770,220	6,967,224	18,143,620	4,388,291
Annuity assets	9,347	2,925	-	30,182	8,587
Net assets	$5,169,381	$20,773,145	$6,967,224	$18,173,802	$4,396,878

Units outstanding:
Variflex qualified	388,316	997,722	296,871	833,663	233,023
Variflex nonqualified	44,582	285,204	88,626	287,468	86,458
Variflex ES	-	-	-	-	-
Total units	432,898	1,282,926	385,497	1,121,131	319,481

Unit value:
Variflex qualified	$11.95	$16.19	$18.08	$16.21	$13.77
Variflex nonqualified	$11.95	$16.19	$18.08	$16.21	$13.77
Variflex ES	$-	$-	$-	$-	$-

Mutual funds, at cost	$5,294,963	$17,742,154	$6,648,849	$13,361,634	$3,267,519
Mutual fund shares	444,105	603,520	503,412	3,166,168	449,119

The accompanying notes are an integral part of these financial statements.

8

Variflex

Statements of Net Assets (continued)

December 31, 2014

	MFS VIT Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small Cap Fund/VA
Assets:
Mutual funds, at market value	$18,473,066	$13,913,622	$16,255,723	$52,227,111	$7,793,586
Net assets	$18,473,066	$13,913,622	$16,255,723	$52,227,111	$7,793,586

Net assets:
Accumulation assets	18,449,621	13,908,561	16,240,479	52,127,845	7,773,761
Annuity assets	23,445	5,061	15,244	99,266	19,825
Net assets	$18,473,066	$13,913,622	$16,255,723	$52,227,111	$7,793,586

Units outstanding:
Variflex qualified	1,118,414	725,227	589,278	1,962,901	280,886
Variflex nonqualified	343,056	187,413	90,511	78,769	59,742
Variflex ES	-	-	-	1,416	-
Total units	1,461,470	912,640	679,789	2,043,086	340,628

Unit value:
Variflex qualified	$12.64	$15.25	$23.91	$25.57	$22.88
Variflex nonqualified	$12.64	$15.25	$23.91	$25.57	$22.88
Variflex ES	$-	$-	$-	$26.02	$-

Mutual funds, at cost	$16,819,546	$11,778,366	$13,866,050	$31,375,910	$6,372,567
Mutual fund shares	1,405,865	580,945	485,535	2,182,495	296,785

The accompanying notes are an integral part of these financial statements.

9

Variflex

Statements of Net Assets (continued)

December 31, 2014

	PIMCO VIT All Asset	PIMCO VIT Commodity- RealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Assets:
Mutual funds, at market value	$10,317,391	$2,883,823	$6,318,797	$9,445,024	$28,705,195
Net assets	$10,317,391	$2,883,823	$6,318,797	$9,445,024	$28,705,195

Net assets:
Accumulation assets	10,190,155	2,873,026	6,205,162	9,303,576	28,657,020
Annuity assets	127,236	10,797	113,635	141,448	48,175
Net assets	$10,317,391	$2,883,823	$6,318,797	$9,445,024	$28,705,195

Units outstanding:
Variflex qualified	503,503	304,023	283,668	567,423	1,681,253
Variflex nonqualified	154,743	82,758	121,040	169,321	314,701
Variflex ES	-	-	-	-	-
Total units	658,246	386,781	404,708	736,744	1,995,954

Unit value:
Variflex qualified	$15.68	$7.45	$15.61	$12.82	$14.38
Variflex nonqualified	$15.68	$7.45	$15.61	$12.82	$14.38
Variflex ES	$-	$-	$-	$-	$-

Mutual funds, at cost	$10,972,377	$4,437,565	$6,006,341	$9,279,003	$29,576,338
Mutual fund shares	995,887	593,379	579,706	892,724	2,240,843

The accompanying notes are an integral part of these financial statements.

10

Variflex

Statements of Net Assets (continued)

December 31, 2014

Royce Micro-Cap
Assets:
Mutual funds, at market value	$5,438,708
Net assets	$5,438,708

Net assets:
Accumulation assets	5,429,542
Annuity assets	9,166
Net assets	$5,438,708

Units outstanding:
Variflex qualified	231,181
Variflex nonqualified	128,247
Variflex ES	-
Total units	359,428

Unit value:
Variflex qualified	$15.14
Variflex nonqualified	$15.14
Variflex ES	$-

Mutual funds, at cost	$5,308,081
Mutual fund shares	478,338

The accompanying notes are an integral part of these financial statements.

11

Variflex

Statements of Operations

Year Ended December 31, 2014

	American Century VP Ultra	American Century VP Value	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Dreyfus IP Technology Growth
Investment income (loss):
Dividend distributions	$22,707	$255,806	$1,864	$-	$-
Expenses:
Mortality and expense risk charge	(158,626)	(224,032)	(178,286)	(68,255)	(136,547)
Other expense charge	(336)	(450)	(227)	(303)	(209)
Net investment income (loss)	(136,255)	31,324	(176,649)	(68,558)	(136,756)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	1,087,118	564,213	668,855
Realized capital gain (loss) on sales of fund shares	553,614	977,736	797,160	386,199	2,856,769
Change in unrealized appreciation/depreciation on investments during the year	641,307	1,008,152	668,396	(816,175)	(2,824,212)
Net realized and unrealized capital gain (loss) on investments	1,194,921	1,985,888	2,552,674	134,237	701,412
Net increase (decrease) in net assets from operations	$1,058,666	$2,017,212	$2,376,025	$65,679	$564,656

The accompanying notes are an integral part of these financial statements.

12

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

	Dreyfus VIF International Value	Guggenheim VIF All Cap Value (a)	Guggenheim VIF Alpha Opportunity (a)(b)	Guggenheim VIF High Yield (a)	Guggenheim VIF Large Cap Value (a)
Investment income (loss):
Dividend distributions	$110,409	$756	$-	$-	$-
Expenses:
Mortality and expense risk charge	(98,995)	(1,064,139)	(76,507)	(295,263)	(2,632,311)
Other expense charge	(235)	(1,653)	(114)	(686)	(3,749)
Net investment income (loss)	11,179	(1,065,036)	(76,621)	(295,949)	(2,636,060)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(79,871)	4,995,451	313,226	2,516,642	9,484,788
Change in unrealized appreciation/depreciation on investments during the year	(806,193)	1,475,113	249,318	(1,927,418)	10,241,362
Net realized and unrealized capital gain (loss) on investments	(886,064)	6,470,564	562,544	589,224	19,726,150
Net increase (decrease) in net assets from operations	$(874,885)	$5,405,528	$485,923	$293,275	$17,090,090

(a) Name change. See Note 1.
(b) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

13

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

	Guggenheim VIF Long Short Equity (a)	Guggenheim VIF Managed Asset Allocation (a)	Guggenheim VIF Mid Cap Value (a)	Guggenheim VIF Money Market (a)	Guggenheim VIF Small Cap Value (a)
Investment income (loss):
Dividend distributions	$-	$-	$4,293	$-	$5,720
Expenses:
Mortality and expense risk charge	(143,568)	(360,727)	(1,916,993)	(238,301)	(685,416)
Other expense charge	(59)	(1,913)	(2,547)	(771)	(915)
Net investment income (loss)	(143,627)	(362,640)	(1,915,247)	(239,072)	(680,611)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	960,499	1,903,902	12,370,668	(105,901)	5,090,145
Change in unrealized appreciation/depreciation on investments during the year	(1,181,707)	41,264	(10,890,476)	32,757	(6,018,799)
Net realized and unrealized capital gain (loss) on investments	(221,208)	1,945,166	1,480,192	(73,144)	(928,654)
Net increase (decrease) in net assets from operations	$(364,835)	$1,582,526	$(435,055)	$(312,216)	$(1,609,265)

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

14

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

	Guggenheim VIF StylePlus Large Core (a)	Guggenheim VIF StylePlus Large Growth (a)	Guggenheim VIF StylePlus Mid Growth (a)	Guggenheim VIF StylePlus Small Growth (a)	Guggenheim VIF Total Return Bond (a)
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(2,199,728)	(263,607)	(1,497,428)	(291,718)	(453,227)
Other expense charge	(6,011)	(639)	(3,341)	(493)	(888)
Net investment income (loss)	(2,205,739)	(264,246)	(1,500,769)	(292,211)	(454,115)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	5,451,908	969,673	5,882,448	1,356,053	819,578
Change in unrealized appreciation/depreciation on investments during the year	20,803,802	2,139,181	9,349,451	666,099	1,929,741
Net realized and unrealized capital gain (loss) on investments	26,255,710	3,108,854	15,231,899	2,022,152	2,749,319
Net increase (decrease) in net assets from operations	$24,049,971	$2,844,608	$13,731,130	$1,729,941	$2,295,204

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

15

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

	Guggenheim VIF World Equity Income (a)	Invesco V.I. Comstock	Invesco V.I. Equity and Income	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate
Investment income (loss):
Dividend distributions	$5,120	$121,202	$270,671	$-	$152,206
Expenses:
Mortality and expense risk charge	(1,648,513)	(132,194)	(198,902)	(99,391)	(110,425)
Other expense charge	(3,170)	(349)	(954)	(295)	(464)
Net investment income (loss)	(1,646,563)	(11,341)	70,815	(99,686)	41,317

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	834,789	332,019	-
Realized capital gain (loss) on sales of fund shares	6,887,968	465,068	845,861	288,630	48,877
Change in unrealized appreciation/depreciation on investments during the year	25,440	394,639	(590,405)	840,791	1,021,011
Net realized and unrealized capital gain (loss) on investments	6,913,408	859,707	1,090,245	1,461,440	1,069,888
Net increase (decrease) in net assets from operations	$5,266,845	$848,366	$1,161,060	$1,361,754	$1,111,205

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

16

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

	Invesco V.I. Government Securities	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Growth	Invesco V.I. Value Opportunities
Investment income (loss):
Dividend distributions	$193,580	$277,463	$-	$-	$244,729
Expenses:
Mortality and expense risk charge	(68,577)	(240,292)	(87,438)	(204,496)	(215,602)
Other expense charge	(235)	(905)	(182)	(327)	(12,711)
Net investment income (loss)	124,768	36,266	(87,620)	(204,823)	16,416

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	794,598	-	-
Realized capital gain (loss) on sales of fund shares	(67,825)	404,427	342,845	627,741	4,944,562
Change in unrealized appreciation/depreciation on investments during the year	92,646	(720,957)	(821,047)	648,931	(4,129,778)
Net realized and unrealized capital gain (loss) on investments	24,821	(316,530)	316,396	1,276,672	814,784
Net increase (decrease) in net assets from operations	$149,589	$(280,264)	$228,776	$1,071,849	$831,200

The accompanying notes are an integral part of these financial statements.

17

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

	MFS VIT Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small Cap Fund/VA
Investment income (loss):
Dividend distributions	$270,569	$251,813	$299,658	$59,505	$51,037
Expenses:
Mortality and expense risk charge	(244,682)	(177,513)	(184,347)	(619,820)	(91,869)
Other expense charge	(130)	(1,270)	(523)	(1,233)	(325)
Net investment income (loss)	25,757	73,030	114,788	(561,548)	(41,157)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	389,334	577,593	-	1,132,764
Realized capital gain (loss) on sales of fund shares	438,799	889,971	309,371	2,067,013	296,423
Change in unrealized appreciation/depreciation on investments during the year	(2,128,628)	(397,641)	497,114	2,806,132	(627,939)
Net realized and unrealized capital gain (loss) on investments	(1,689,829)	881,664	1,384,078	4,873,145	801,248
Net increase (decrease) in net assets from operations	$(1,664,072)	$954,694	$1,498,866	$4,311,597	$760,091

The accompanying notes are an integral part of these financial statements.

18

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

	PIMCO VIT All Asset	PIMCO VIT Commodity- RealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Investment income (loss):
Dividend distributions	$566,931	$12,958	$104,168	$120,536	$437,358
Expenses:
Mortality and expense risk charge	(132,524)	(43,694)	(69,375)	(130,240)	(374,266)
Other expense charge	(218)	(135)	(200)	(166)	(687)
Net investment income (loss)	434,189	(30,871)	34,593	(9,870)	62,405

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	40,296	-	-
Realized capital gain (loss) on sales of fund shares	18,372	(214,727)	19,515	87,917	(127,832)
Change in unrealized appreciation/depreciation on investments during the year	(498,883)	(459,201)	444,880	(104,587)	716,948
Net realized and unrealized capital gain (loss) on investments	(480,511)	(673,928)	504,691	(16,670)	589,116
Net increase (decrease) in net assets from operations	$(46,322)	$(704,799)	$539,284	$(26,540)	$651,521

The accompanying notes are an integral part of these financial statements.

19

Variflex

Statements of Operations (continued)

Year Ended December 31, 2014

Royce Micro-Cap
Investment income (loss):
Dividend distributions	$-
Expenses:
Mortality and expense risk charge	(70,445)
Other expense charge	(123)
Net investment income (loss)	(70,568)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	422,556
Realized capital gain (loss) on sales of fund shares	161,296
Change in unrealized appreciation/depreciation on investments during the year	(811,661)
Net realized and unrealized capital gain (loss) on investments	(227,809)
Net increase (decrease) in net assets from operations	$(298,377)

The accompanying notes are an integral part of these financial statements.

20

Variflex

Statements of Changes in Net Assets

Years Ended December 31, 2014 and 2013

	American Century VP Ultra		American Century VP Value		ClearBridge Variable Aggressive Growth
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(136,255)	$(58,492)	$31,324	$46,226	$(176,649)	$(107,079)
Capital gains distributions	-	-	-	-	1,087,118	555,691
Realized capital gain (loss) on sales of fund shares	553,614	501,085	977,736	407,883	797,160	483,613
Change in unrealized appreciation/depreciation on investments during the year	641,307	1,737,874	1,008,152	3,599,761	668,396	2,356,961
Net increase (decrease) in net assets from operations	1,058,666	2,180,467	2,017,212	4,053,870	2,376,025	3,289,186

From contract owner transactions:
Variable annuity deposits	616,688	468,424	1,046,143	966,584	1,248,206	670,515
Contract owner maintenance charges	(3,428)	(2,697)	(4,354)	(6,048)	(5,152)	(3,189)
Terminations and withdrawals	(794,470)	(612,208)	(1,196,871)	(1,134,377)	(1,132,544)	(594,736)
Annuity payments	(1,687)	(1,440)	(2,343)	(2,020)	(1,544)	(907)
Transfers between subaccounts, net	24,385,816	360,931	(235,413)	1,929,808	3,611,465	2,601,499
Mortality adjustments	38	34	20	290	20	-
Net increase (decrease) in net assets from contract owner transactions	24,202,957	212,444	(392,818)	1,754,237	3,720,451	2,673,182
Net increase (decrease) in net assets	25,261,623	2,392,911	1,624,394	5,808,107	6,096,476	5,962,368
Net assets at beginning of year	8,821,731	6,428,820	18,910,247	13,102,140	12,062,047	6,099,679
Net assets at end of year	$34,083,354	$8,821,731	$20,534,641	$18,910,247	$18,158,523	$12,062,047

The accompanying notes are an integral part of these financial statements.

21

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	ClearBridge Variable Small Cap Growth		Dreyfus IP Technology Growth		Dreyfus VIF International Value
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(68,558)	$(52,944)	$(136,756)	$(125,550)	$11,179	$52,788
Capital gains distributions	564,213	414,114	668,855	-	-	-
Realized capital gain (loss) on sales of fund shares	386,199	357,480	2,856,769	570,996	(79,871)	(391,369)
Change in unrealized appreciation/depreciation on investments during the year	(816,175)	918,280	(2,824,212)	2,459,638	(806,193)	1,908,423
Net increase (decrease) in net assets from operations	65,679	1,636,930	564,656	2,905,084	(874,885)	1,569,842

From contract owner transactions:
Variable annuity deposits	549,556	334,809	829,011	696,736	484,536	612,058
Contract owner maintenance charges	(2,359)	(1,396)	(3,364)	(3,489)	(2,347)	(2,560)
Terminations and withdrawals	(529,194)	(236,640)	(804,010)	(659,918)	(653,506)	(668,074)
Annuity payments	-	-	(517)	(441)	(2,113)	(2,004)
Transfers between subaccounts, net	(1,311,787)	1,432,914	(7,259,386)	(1,290,687)	(124,973)	(1,063,472)
Mortality adjustments	-	-	59	47	114	64
Net increase (decrease) in net assets from contract owner transactions	(1,293,784)	1,529,687	(7,238,207)	(1,257,752)	(298,289)	(1,123,988)
Net increase (decrease) in net assets	(1,228,105)	3,166,617	(6,673,551)	1,647,332	(1,173,174)	445,854
Net assets at beginning of year	6,380,062	3,213,445	12,047,402	10,400,070	8,708,777	8,262,923
Net assets at end of year	$5,151,957	$6,380,062	$5,373,851	$12,047,402	$7,535,603	$8,708,777

The accompanying notes are an integral part of these financial statements.

22

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Guggenheim VIF All Cap Value (a)		Guggenheim VIF Alpha Opportunity (a)(b)		Guggenheim VIF High Yield (a)
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,065,036)	$(1,002,041)	$(76,621)	$(75,552)	$(295,949)	$(302,862)
Capital gains distributions	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	4,995,451	4,339,047	313,226	374,985	2,516,642	2,796,153
Change in unrealized appreciation/depreciation on investments during the year	1,475,113	19,126,591	249,318	1,160,849	(1,927,418)	(920,861)
Net increase (decrease) in net assets from operations	5,405,528	22,463,597	485,923	1,460,282	293,275	1,572,430

From contract owner transactions:
Variable annuity deposits	1,990,970	2,349,933	19,182	-	892,409	741,086
Contract owner maintenance charges	(24,357)	(28,469)	(907)	(1,195)	(4,696)	(5,473)
Terminations and withdrawals	(7,789,718)	(7,875,487)	(363,586)	(432,134)	(2,364,582)	(2,326,974)
Annuity payments	(7,429)	(7,426)	-	-	(3,640)	(3,770)
Transfers between subaccounts, net	(1,834,495)	(2,244,539)	(279,011)	(558,462)	(5,319,873)	(2,212,187)
Mortality adjustments	1,021	2,317	-	-	815	510
Net increase (decrease) in net assets from contract owner transactions	(7,664,008)	(7,803,671)	(624,322)	(991,791)	(6,799,567)	(3,806,808)
Net increase (decrease) in net assets	(2,258,480)	14,659,926	(138,399)	468,491	(6,506,292)	(2,234,378)
Net assets at beginning of year	88,973,029	74,313,103	6,485,563	6,017,072	25,759,987	27,994,365
Net assets at end of year	$86,714,549	$88,973,029	$6,347,164	$6,485,563	$19,253,695	$25,759,987

(a) Name change. See Note 1.
(b) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

23

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Guggenheim VIF Large Cap Value (a)		Guggenheim VIF Long Short Equity (a)		Guggenheim VIF Managed Asset Allocation (a)
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,636,060)	$(2,493,117)	$(143,627)	$(124,661)	$(362,640)	$(369,196)
Capital gains distributions	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	9,484,788	7,116,101	960,499	32,723	1,903,902	1,717,982
Change in unrealized appreciation/depreciation on investments during the year	10,241,362	49,531,998	(1,181,707)	1,763,819	41,264	2,393,742
Net increase (decrease) in net assets from operations	17,090,090	54,154,982	(364,835)	1,671,881	1,582,526	3,742,528

From contract owner transactions:
Variable annuity deposits	3,878,932	3,503,531	558,653	505,543	962,400	1,109,240
Contract owner maintenance charges	(68,986)	(76,457)	(3,755)	(2,513)	(9,161)	(12,168)
Terminations and withdrawals	(19,857,811)	(18,620,057)	(851,361)	(607,553)	(3,248,457)	(4,360,909)
Annuity payments	(398,902)	(147,265)	-	-	(20,722)	(37,712)
Transfers between subaccounts, net	(4,372,907)	(7,102,915)	(11,765,214)	10,008,044	(964,988)	(397,881)
Mortality adjustments	100,026	50,398	-	-	11,290	9,287
Net increase (decrease) in net assets from contract owner transactions	(20,719,648)	(22,392,765)	(12,061,677)	9,903,521	(3,269,638)	(3,690,143)
Net increase (decrease) in net assets	(3,629,558)	31,762,217	(12,426,512)	11,575,402	(1,687,112)	52,385
Net assets at beginning of year	219,484,427	187,722,210	15,737,371	4,161,969	30,954,872	30,902,487
Net assets at end of year	$215,854,869	$219,484,427	$3,310,859	$15,737,371	$29,267,760	$30,954,872

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

24

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Guggenheim VIF Mid Cap Value (a)		Guggenheim VIF Money Market (a)		Guggenheim VIF Small Cap Value (a)
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,915,247)	$(1,827,661)	$(239,072)	$(256,471)	$(680,611)	$(662,280)
Capital gains distributions	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	12,370,668	8,024,622	(105,901)	(103,105)	5,090,145	3,440,780
Change in unrealized appreciation/depreciation on investments during the year	(10,890,476)	34,716,900	32,757	(8,193)	(6,018,799)	13,613,280
Net increase (decrease) in net assets from operations	(435,055)	40,913,861	(312,216)	(367,769)	(1,609,265)	16,391,780

From contract owner transactions:
Variable annuity deposits	5,207,886	4,858,473	1,175,371	1,172,198	1,735,823	1,882,395
Contract owner maintenance charges	(43,488)	(50,311)	(10,337)	(10,940)	(14,660)	(16,441)
Terminations and withdrawals	(13,432,670)	(11,566,346)	(3,751,485)	(3,771,954)	(4,702,583)	(4,704,563)
Annuity payments	(7,590)	(6,891)	(10,111)	(13,292)	(6,326)	(10,354)
Transfers between subaccounts, net	(6,529,948)	(2,052,035)	5,292,893	14,689	(3,354,075)	(828,811)
Mortality adjustments	4,497	2,546	2,837	1,329	1,273	1,175
Net increase (decrease) in net assets from contract owner transactions	(14,801,313)	(8,814,564)	2,699,168	(2,607,970)	(6,340,548)	(3,676,599)
Net increase (decrease) in net assets	(15,236,368)	32,099,297	2,386,952	(2,975,739)	(7,949,813)	12,715,181
Net assets at beginning of year	164,148,638	132,049,341	18,242,149	21,217,888	61,085,182	48,370,001
Net assets at end of year	$148,912,270	$164,148,638	$20,629,101	$18,242,149	$53,135,369	$61,085,182

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

25

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Guggenheim VIF StylePlus Large Core (a)		Guggenheim VIF StylePlus Large Growth (a)		Guggenheim VIF StylePlus Mid Growth (a)
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,205,739)	$(2,020,414)	$(264,246)	$(253,848)	$(1,500,769)	$(1,368,770)
Capital gains distributions	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	5,451,908	2,005,370	969,673	1,181,336	5,882,448	4,848,925
Change in unrealized appreciation/depreciation on investments during the year	20,803,802	40,412,832	2,139,181	3,972,527	9,349,451	25,443,033
Net increase (decrease) in net assets from operations	24,049,971	40,397,788	2,844,608	4,900,015	13,731,130	28,923,188

From contract owner transactions:
Variable annuity deposits	4,250,427	3,777,141	940,367	1,144,911	2,768,095	3,023,881
Contract owner maintenance charges	(79,036)	(90,058)	(7,838)	(10,040)	(40,082)	(45,636)
Terminations and withdrawals	(17,354,796)	(13,813,091)	(1,888,754)	(2,327,912)	(10,390,470)	(9,291,094)
Annuity payments	(123,653)	(143,086)	(3,066)	(28,479)	(56,692)	(122,675)
Transfers between subaccounts, net	(2,762,006)	(5,152,483)	86,895	(3,783,342)	(1,185,502)	(4,690,118)
Mortality adjustments	52,471	26,801	375	14	4,288	(3,031)
Net increase (decrease) in net assets from contract owner transactions	(16,016,593)	(15,394,776)	(869,021)	(5,004,848)	(8,900,363)	(11,128,673)
Net increase (decrease) in net assets	8,033,378	25,003,012	1,975,587	(104,833)	4,830,767	17,794,515
Net assets at beginning of year	180,244,616	155,241,604	21,298,218	21,403,051	123,475,357	105,680,842
Net assets at end of year	$188,277,994	$180,244,616	$23,273,805	$21,298,218	$128,306,124	$123,475,357

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

26

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Guggenheim VIF StylePlus Small Growth (a)		Guggenheim VIF Total Return Bond (a)		Guggenheim VIF World Equity Income (a)
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(292,211)	$(267,447)	$(454,115)	$(441,418)	$(1,646,563)	$(1,597,143)
Capital gains distributions	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	1,356,053	981,712	819,578	1,318,884	6,887,968	5,928,327
Change in unrealized appreciation/depreciation on investments during the year	666,099	6,666,290	1,929,741	(764,228)	25,440	17,431,049
Net increase (decrease) in net assets from operations	1,729,941	7,380,555	2,295,204	113,238	5,266,845	21,762,233

From contract owner transactions:
Variable annuity deposits	736,577	583,225	2,151,613	1,123,072	2,995,327	3,076,871
Contract owner maintenance charges	(7,599)	(8,644)	(10,088)	(10,222)	(39,729)	(47,633)
Terminations and withdrawals	(2,017,102)	(1,665,861)	(3,834,037)	(3,708,058)	(12,429,972)	(12,011,289)
Annuity payments	(2,880)	(35,155)	(32,999)	(27,996)	(132,675)	(49,629)
Transfers between subaccounts, net	(303,505)	(1,063,188)	13,719,817	(3,232,583)	(2,870,934)	(4,714,267)
Mortality adjustments	169	(334)	16,245	5,564	13,495	5,715
Net increase (decrease) in net assets from contract owner transactions	(1,594,340)	(2,189,957)	12,010,551	(5,850,223)	(12,464,488)	(13,740,232)
Net increase (decrease) in net assets	135,601	5,190,598	14,305,755	(5,736,985)	(7,197,643)	8,022,001
Net assets at beginning of year	24,905,148	19,714,550	33,031,679	38,768,664	136,530,303	128,508,302
Net assets at end of year	$25,040,749	$24,905,148	$47,337,434	$33,031,679	$129,332,660	$136,530,303

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

27

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Invesco V.I. Comstock		Invesco V.I. Equity and Income		Invesco V.I. Global Health Care
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(11,341)	$33,128	$70,815	$55,540	$(99,686)	$(25,347)
Capital gains distributions	-	-	834,789	-	332,019	-
Realized capital gain (loss) on sales of fund shares	465,068	325,326	845,861	254,332	288,630	205,981
Change in unrealized appreciation/depreciation on investments during the year	394,639	1,686,380	(590,405)	2,366,366	840,791	1,526,394
Net increase (decrease) in net assets from operations	848,366	2,044,834	1,161,060	2,676,238	1,361,754	1,707,028

From contract owner transactions:
Variable annuity deposits	968,465	583,770	953,763	737,640	467,015	379,850
Contract owner maintenance charges	(3,327)	(1,922)	(4,627)	(6,096)	(1,528)	(1,479)
Terminations and withdrawals	(880,862)	(601,631)	(997,300)	(1,111,164)	(401,086)	(467,037)
Annuity payments	-	-	-	-	(227)	(191)
Transfers between subaccounts, net	1,537,979	2,829,461	(944,188)	2,681,187	1,760,722	1,757,195
Mortality adjustments	-	-	-	-	90	68
Net increase (decrease) in net assets from contract owner transactions	1,622,255	2,809,678	(992,352)	2,301,567	1,824,986	1,668,406
Net increase (decrease) in net assets	2,470,621	4,854,512	168,708	4,977,805	3,186,740	3,375,434
Net assets at beginning of year	9,856,579	5,002,067	15,646,261	10,668,456	7,048,831	3,673,397
Net assets at end of year	$12,327,200	$9,856,579	$15,814,969	$15,646,261	$10,235,571	$7,048,831

The accompanying notes are an integral part of these financial statements.

28

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Invesco V.I. Global Real Estate		Invesco V.I. Government Securities		Invesco V.I. International Growth
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$41,317	$216,232	$124,768	$122,530	$36,266	$(36,433)
Capital gains distributions	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	48,877	33,823	(67,825)	(9,931)	404,427	414,163
Change in unrealized appreciation/depreciation on investments during the year	1,021,011	(115,179)	92,646	(292,135)	(720,957)	2,502,163
Net increase (decrease) in net assets from operations	1,111,205	134,876	149,589	(179,536)	(280,264)	2,879,893

From contract owner transactions:
Variable annuity deposits	505,591	436,256	231,426	233,475	1,416,054	1,143,983
Contract owner maintenance charges	(2,932)	(4,012)	(1,163)	(1,348)	(5,946)	(5,183)
Terminations and withdrawals	(686,160)	(841,364)	(534,184)	(379,765)	(1,263,416)	(1,259,608)
Annuity payments	(3,273)	(3,491)	(1,233)	(1,281)	-	-
Transfers between subaccounts, net	703,547	(341,002)	(29,401)	1,043,688	1,335,346	(1,083,112)
Mortality adjustments	217	386	468	455	-	-
Net increase (decrease) in net assets from contract owner transactions	516,990	(753,227)	(334,087)	895,225	1,482,038	(1,203,920)
Net increase (decrease) in net assets	1,628,195	(618,351)	(184,498)	715,689	1,201,774	1,675,973
Net assets at beginning of year	8,397,420	9,015,771	5,353,879	4,638,190	19,571,371	17,895,398
Net assets at end of year	$10,025,615	$8,397,420	$5,169,381	$5,353,879	$20,773,145	$19,571,371

The accompanying notes are an integral part of these financial statements.

29

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Invesco V.I. Mid Cap Core Equity		Invesco V.I. Mid Cap Growth		Invesco V.I. Value Opportunities
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(87,620)	$(41,032)	$(204,823)	$(158,757)	$16,416	$(23,352)
Capital gains distributions	794,598	450,772	-	-	-	-
Realized capital gain (loss) on sales of fund shares	342,845	354,878	627,741	920,360	4,944,562	1,528,139
Change in unrealized appreciation/depreciation on investments during the year	(821,047)	716,102	648,931	3,973,097	(4,129,778)	3,885,920
Net increase (decrease) in net assets from operations	228,776	1,480,720	1,071,849	4,734,700	831,200	5,390,707

From contract owner transactions:
Variable annuity deposits	445,860	342,910	1,620,836	1,132,258	1,721,780	1,431,635
Contract owner maintenance charges	(1,712)	(2,181)	(4,463)	(4,764)	(4,724)	(6,039)
Terminations and withdrawals	(488,913)	(602,686)	(1,044,005)	(872,288)	(1,164,109)	(1,130,864)
Annuity payments	(1,198)	(3,511)	-	-	-	-
Transfers between subaccounts, net	(444,521)	(108,259)	230,570	(4,632,105)	(16,058,416)	(6,403,543)
Mortality adjustments	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(490,484)	(373,727)	802,938	(4,376,899)	(15,505,469)	(6,108,811)
Net increase (decrease) in net assets	(261,708)	1,106,993	1,874,787	357,801	(14,674,269)	(718,104)
Net assets at beginning of year	7,228,932	6,121,939	16,299,015	15,941,214	19,071,147	19,789,251
Net assets at end of year	$6,967,224	$7,228,932	$18,173,802	$16,299,015	$4,396,878	$19,071,147

The accompanying notes are an integral part of these financial statements.

30

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	MFS VIT Research International		MFS VIT Total Return		MFS VIT Utilities
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$25,757	$108,356	$73,030	$81,555	$114,788	$119,249
Capital gains distributions	-	-	389,334	-	577,593	246,769
Realized capital gain (loss) on sales of fund shares	438,799	264,364	889,971	268,233	309,371	183,344
Change in unrealized appreciation/depreciation on investments during the year	(2,128,628)	2,622,059	(397,641)	1,758,172	497,114	1,657,374
Net increase (decrease) in net assets from operations	(1,664,072)	2,994,779	954,694	2,107,960	1,498,866	2,206,736

From contract owner transactions:
Variable annuity deposits	1,216,366	1,045,094	1,017,232	857,643	750,104	582,612
Contract owner maintenance charges	(5,402)	(4,476)	(3,998)	(4,528)	(5,007)	(4,674)
Terminations and withdrawals	(1,463,526)	(1,090,172)	(1,379,702)	(1,625,812)	(1,120,156)	(932,697)
Annuity payments	(2,629)	(2,450)	(660)	(620)	(2,733)	(5,008)
Transfers between subaccounts, net	(470,270)	1,245,511	(2,754,311)	4,977,681	1,462,944	(186,943)
Mortality adjustments	-	-	258	220	171	299
Net increase (decrease) in net assets from contract owner transactions	(725,461)	1,193,507	(3,121,181)	4,204,584	1,085,323	(546,411)
Net increase (decrease) in net assets	(2,389,533)	4,188,286	(2,166,487)	6,312,544	2,584,189	1,660,325
Net assets at beginning of year	20,862,599	16,674,313	16,080,109	9,767,565	13,671,534	12,011,209
Net assets at end of year	$18,473,066	$20,862,599	$13,913,622	$16,080,109	$16,255,723	$13,671,534

The accompanying notes are an integral part of these financial statements.

31

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	Neuberger Berman AMT Socially Responsive		Oppenheimer Main Street Small Cap Fund/VA		PIMCO VIT All Asset
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(561,548)	$(315,220)	$(41,157)	$(30,166)	$434,189	$408,046
Capital gains distributions	-	-	1,132,764	59,184	-	-
Realized capital gain (loss) on sales of fund shares	2,067,013	1,564,509	296,423	389,225	18,372	27,342
Change in unrealized appreciation/depreciation on investments during the year	2,806,132	13,203,803	(627,939)	1,257,300	(498,883)	(583,373)
Net increase (decrease) in net assets from operations	4,311,597	14,453,092	760,091	1,675,543	(46,322)	(147,985)

From contract owner transactions:
Variable annuity deposits	864,756	982,046	512,742	368,096	414,114	562,891
Contract owner maintenance charges	(18,563)	(21,191)	(2,115)	(1,941)	(2,566)	(5,262)
Terminations and withdrawals	(4,618,614)	(3,973,758)	(526,273)	(649,935)	(1,305,858)	(1,480,766)
Annuity payments	(7,562)	(7,097)	(1,800)	(1,573)	(8,379)	(8,471)
Transfers between subaccounts, net	(707,508)	(1,253,133)	24,287	1,633,883	230,066	(1,043,257)
Mortality adjustments	6,727	(544)	79	66	277	219
Net increase (decrease) in net assets from contract owner transactions	(4,480,764)	(4,273,677)	6,920	1,348,596	(672,346)	(1,974,646)
Net increase (decrease) in net assets	(169,167)	10,179,415	767,011	3,024,139	(718,668)	(2,122,631)
Net assets at beginning of year	52,396,278	42,216,863	7,026,575	4,002,436	11,036,059	13,158,690
Net assets at end of year	$52,227,111	$52,396,278	$7,793,586	$7,026,575	$10,317,391	$11,036,059

The accompanying notes are an integral part of these financial statements.

32

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	PIMCO VIT CommodityRealReturn Strategy		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)		PIMCO VIT Low Duration
	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(30,871)	$12,709	$34,593	$35,424	$(9,870)	$35,170
Capital gains distributions	-	-	40,296	284,556	-	-
Realized capital gain (loss) on sales of fund shares	(214,727)	(249,030)	19,515	45,081	87,917	147,918
Change in unrealized appreciation/depreciation on investments during the year	(459,201)	(285,841)	444,880	(410,927)	(104,587)	(370,198)
Net increase (decrease) in net assets from operations	(704,799)	(522,162)	539,284	(45,866)	(26,540)	(187,110)

From contract owner transactions:
Variable annuity deposits	267,642	233,469	579,129	393,498	621,817	888,154
Contract owner maintenance charges	(1,361)	(1,440)	(2,019)	(1,652)	(1,840)	(2,628)
Terminations and withdrawals	(389,122)	(413,241)	(479,390)	(492,190)	(1,385,375)	(1,987,264)
Annuity payments	(1,176)	(1,264)	(8,210)	(126,311)	(9,860)	(81,547)
Transfers between subaccounts, net	361,131	697,062	668,448	(160,305)	(1,214,849)	(1,501,640)
Mortality adjustments	34	45	358	(28,903)	339	(17,398)
Net increase (decrease) in net assets from contract owner transactions	237,148	514,631	758,316	(415,863)	(1,989,768)	(2,702,323)
Net increase (decrease) in net assets	(467,651)	(7,531)	1,297,600	(461,729)	(2,016,308)	(2,889,433)
Net assets at beginning of year	3,351,474	3,359,005	5,021,197	5,482,926	11,461,332	14,350,765
Net assets at end of year	$2,883,823	$3,351,474	$6,318,797	$5,021,197	$9,445,024	$11,461,332

The accompanying notes are an integral part of these financial statements.

33

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2014 and 2013

	PIMCO VIT Real Return		Royce Micro-Cap
	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$62,405	$131,003	$(70,568)	$(45,580)
Capital gains distributions	-	271,225	422,556	169,160
Realized capital gain (loss) on sales of fund shares	(127,832)	125,453	161,296	111,652
Change in unrealized appreciation/depreciation on investments during the year	716,948	(4,935,999)	(811,661)	917,787
Net increase (decrease) in net assets from operations	651,521	(4,408,318)	(298,377)	1,153,019

From contract owner transactions:
Variable annuity deposits	1,286,787	2,121,803	395,434	435,871
Contract owner maintenance charges	(7,163)	(10,095)	(2,612)	(4,315)
Terminations and withdrawals	(3,405,537)	(4,368,382)	(641,857)	(621,939)
Annuity payments	(5,134)	(55,633)	(1,236)	(1,508)
Transfers between subaccounts, net	(2,958,743)	(5,156,335)	(752,342)	(827,432)
Mortality adjustments	42	(10,903)	-	138
Net increase (decrease) in net assets from contract owner transactions	(5,089,748)	(7,479,545)	(1,002,613)	(1,019,185)
Net increase (decrease) in net assets	(4,438,227)	(11,887,863)	(1,300,990)	133,834
Net assets at beginning of year	33,143,422	45,031,285	6,739,698	6,605,864
Net assets at end of year	$28,705,195	$33,143,422	$5,438,708	$6,739,698

The accompanying notes are an integral part of these financial statements.

34

Variflex

Notes to Financial Statements

December 31, 2014

1. Organization and Significant Accounting Policies

Variflex (the Account) is a separate account of Security Benefit Life Insurance Company (SBL).  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts may be invested in a designated mutual fund as follows:

Mutual Fund	Class	Investment Adviser	Sub-Adviser

American Century VP Ultra	II	American Century Investment Management, Inc.	-
American Century VP Value	II	American Century Investment Management, Inc.	-
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Dreyfus IP Technology Growth	Service	The Dreyfus Corporation	-
Dreyfus VIF International Value	Service	The Dreyfus Corporation	Boston Company Asset Mgmt LLC
Guggenheim VIF All Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Alpha Opportunity	-	Guggenheim Investments	-
Guggenheim VIF High Yield	-	Guggenheim Investments	-
Guggenheim VIF Large Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Long Short Equity	-	Guggenheim Investments	-
Guggenheim VIF Managed Asset Allocation	-	Guggenheim Investments	-
Guggenheim VIF Mid Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Money Market	-	Guggenheim Investments	-
Guggenheim VIF Small Cap Value	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Large Core	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Large Growth	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Mid Growth	-	Guggenheim Investments	-
Guggenheim VIF StylePlus Small Growth	-	Guggenheim Investments	-
Guggenheim VIF Total Return Bond	-	Guggenheim Investments	-
Guggenheim VIF World Equity Income	-	Guggenheim Investments	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Global Health Care	Series I	Invesco Advisers, Inc.	-
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc.	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc.	-

35

Variflex

Notes to Financial Statements (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser

Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Mid Cap Growth	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc.	-
MFS VIT Research International	Service	Massachusetts Financial Services Company	-
MFS VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS VIT Utilities	Service	Massachusetts Financial Services Company	-
Neuberger Berman AMT Socially Responsive	S	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Main Street Small Cap Fund/VA	Service	OFI Global Asset Management	OppenheimerFunds Inc
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC	-
Royce Micro-Cap	Investment	Royce & Associates, LLC	-

Forty-one subaccounts are currently offered by the Separate Account, all of which had activity.

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a limited liability company controlled by its member and affiliated with Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain mutual funds.  The advisory agreement provides for a fee at annual rates up to 0.60% of the average net assets of each respective fund.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

The Account receives deposits from two types of variable annuity contracts issued by SBL: Variflex Variable Annuity (Variflex) and Variflex ES Variable Annuity (Variflex ES).

36

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name changes were made effective:
Date	New Name	Old Name

June 6, 2014	Guggenheim VIF All Cap Value	Guggenheim VT All Cap Value
June 6, 2014	Guggenheim VIF Alpha Opportunity	Guggenheim VT Alpha Opportunity
June 6, 2014	Guggenheim VIF High Yield	Guggenheim VT High Yield
June 6, 2014	Guggenheim VIF Large Cap Value	Guggenheim VT Large Cap Value
June 6, 2014	Guggenheim VIF Long Short Equity	Guggenheim VT Long Short Equity
June 6, 2014	Guggenheim VIF Managed Asset Allocation	Guggenheim VT Managed Asset Allocation
June 6, 2014	Guggenheim VIF Mid Cap Value	Guggenheim VT Mid Cap Value
June 6, 2014	Guggenheim VIF Money Market	Guggenheim VT Money Market
June 6, 2014	Guggenheim VIF Small Cap Value	Guggenheim VT Small Cap Value
June 6, 2014	Guggenheim VIF StylePlus Large Core	Guggenheim VT StylePlus Large Core
June 6, 2014	Guggenheim VIF StylePlus Large Growth	Guggenheim VT StylePlus Large Growth
June 6, 2014	Guggenheim VIF StylePlus Mid Growth	Guggenheim VT StylePlus Mid Growth
June 6, 2014	Guggenheim VIF StylePlus Small Growth	Guggenheim VT StylePlus Small Growth
June 6, 2014	Guggenheim VIF Total Return Bond	Guggenheim VT Total Return Bond
June 6, 2014	Guggenheim VIF World Equity Income	Guggenheim VT World Equity Income

The following subaccount is no longer available for new investment:
Subaccount Closed to New Investments

Guggenheim VIF Alpha Opportunity

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2014, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

American Century VP Ultra	$ 26,745,745	$ 2,679,043
American Century VP Value	3,350,336	3,711,830
ClearBridge Variable Aggressive Growth	7,671,997	3,041,077
ClearBridge Variable Small Cap Growth	2,146,569	2,944,698
Dreyfus IP Technology Growth	2,343,583	9,049,691
Dreyfus VIF International Value	1,254,484	1,541,594

37

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF All Cap Value (a)	$ 1,368,532	$ 10,097,576
Guggenheim VIF Alpha Opportunity (a)(b)	2,891	703,834
Guggenheim VIF High Yield (a)	15,651,986	22,747,502
Guggenheim VIF Large Cap Value (a)	2,018,218	25,373,926
Guggenheim VIF Long Short Equity (a)	676,710	12,882,014
Guggenheim VIF Managed Asset Allocation (a)	1,371,922	5,004,200
Guggenheim VIF Mid Cap Value (a)	3,031,562	19,748,122
Guggenheim VIF Money Market (a)	26,841,955	24,381,859
Guggenheim VIF Small Cap Value (a)	1,808,529	8,829,688
Guggenheim VIF StylePlus Large Core (a)	2,920,316	21,142,648
Guggenheim VIF StylePlus Large Growth (a)	2,002,956	3,136,223
Guggenheim VIF StylePlus Mid Growth (a)	2,534,493	12,935,625
Guggenheim VIF StylePlus Small Growth (a)	1,259,640	3,146,191
Guggenheim VIF Total Return Bond (a)	16,817,435	5,260,999
Guggenheim VIF World Equity Income (a)	1,520,233	15,631,284
Invesco V.I. Comstock	3,661,213	2,050,299
Invesco V.I. Equity and Income	4,252,813	4,339,561
Invesco V.I. Global Health Care	3,005,015	947,696
Invesco V.I. Global Real Estate	1,707,429	1,149,122
Invesco V.I. Government Securities	2,087,272	2,296,591
Invesco V.I. International Growth	3,883,760	2,365,456
Invesco V.I. Mid Cap Core Equity	2,960,300	2,743,806
Invesco V.I. Mid Cap Growth	3,097,395	2,499,280
Invesco V.I. Value Opportunities	3,770,582	19,259,635
MFS VIT Research International	2,012,404	2,712,108
MFS VIT Total Return	3,125,510	5,784,327
MFS VIT Utilities	3,507,359	1,729,655
Neuberger Berman AMT Socially Responsive	729,644	5,771,956
Oppenheimer Main Street Small Cap Fund/VA	3,090,191	1,991,664
PIMCO VIT All Asset	1,710,646	1,948,803
PIMCO VIT CommodityRealReturn Strategy	991,861	785,584
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	1,812,090	978,885
PIMCO VIT Low Duration	1,389,602	3,389,240
PIMCO VIT Real Return	2,169,468	7,196,811
Royce Micro-Cap	788,584	1,439,209

(a) Name change. See Note 1.
(b) Closed to new investments. See Note 1.

Annuity Reserves

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

38

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Issued Accounting Standards

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2013-08, Financial Services - Investment Companies Measurement, and Disclosure Requirements, which provides comprehensive guidance for assessing whether an entity is an investment company and requires an investment company to measure noncontrolling ownership interests in other investment companies at fair value.  ASU 2013-08 also requires an entity to disclose that it is an investment company and any changes to that status, as well as information about financial support provided or required to be provided to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946.  The adoption of ASU 2013-08 had no impact on the Account’s financial statements.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:
• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
• Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
• Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund’s computed net asset values (NAV).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

39

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.  As a result, management considers, the quoted NAV of the mutual fund to be quoted prices in active markets.

The Account’s financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2014, based on the priority of the inputs to the valuation technique above.  There were no transfers between levels during the year ended December 31, 2014.  The Account had no financial liabilities as of December 31, 2014.

Reclassifications

2013 payments on annuity assets were reclassified from terminations and withdrawals to annuity payments to conform to the current year’s presentation.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.20% of the net asset value of each Variflex contract and 1.00% of the net asset value of each Variflex ES contract.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Account Administrative Charge: SBL deducts an administrative fee of $30 per year for each Variflex contract and $15 per year for each Variflex ES contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 8% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first eight years of the contract.

40

Variflex

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2014 and 2013, were as follows:

	2014			2013
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Century VP Ultra	1,611,436	(191,986)	1,419,450	223,910	(216,028)	7,882
American Century VP Value	221,299	(250,231)	(28,932)	296,488	(187,057)	109,431
ClearBridge Variable Aggressive Growth	405,169	(226,441)	178,728	370,677	(195,412)	175,265
ClearBridge Variable Small Cap Growth	107,599	(170,976)	(63,377)	209,743	(130,562)	79,181
Dreyfus IP Technology Growth	131,266	(504,859)	(373,593)	100,916	(185,206)	(84,290)
Dreyfus VIF International Value	116,471	(136,336)	(19,865)	120,419	(215,247)	(94,828)
Guggenheim VIF All Cap Value (a)	97,787	(278,741)	(180,954)	147,555	(363,188)	(215,633)
Guggenheim VIF Alpha Opportunity (a)(b)	405	(29,725)	(29,320)	103	(53,501)	(53,398)
Guggenheim VIF High Yield (a)	543,007	(769,033)	(226,026)	545,567	(677,519)	(131,952)
Guggenheim VIF Large Cap Value (a)	86,970	(292,672)	(205,702)	104,592	(365,832)	(261,240)
Guggenheim VIF Long Short Equity (a)	83,254	(989,144)	(905,890)	929,432	(137,486)	791,946
Guggenheim VIF Managed Asset Allocation (a)	77,756	(190,312)	(112,556)	85,169	(224,423)	(139,254)
Guggenheim VIF Mid Cap Value (a)	129,708	(296,741)	(167,033)	152,536	(263,112)	(110,576)
Guggenheim VIF Money Market (a)	1,356,049	(1,230,972)	125,077	916,694	(1,037,002)	(120,308)
Guggenheim VIF Small Cap Value (a)	97,726	(231,451)	(133,725)	116,289	(203,823)	(87,534)
Guggenheim VIF StylePlus Large Core (a)	111,589	(316,727)	(205,138)	106,146	(340,918)	(234,772)
Guggenheim VIF StylePlus Large Growth (a)	226,693	(302,263)	(75,570)	296,589	(811,143)	(514,554)
Guggenheim VIF StylePlus Mid Growth (a)	91,704	(226,519)	(134,815)	100,172	(300,865)	(200,693)
Guggenheim VIF StylePlus Small Growth (a)	81,307	(145,788)	(64,481)	72,874	(177,955)	(105,081)
Guggenheim VIF Total Return Bond (a)	498,754	(181,649)	317,105	177,728	(344,382)	(166,654)
Guggenheim VIF World Equity Income (a)	156,511	(451,231)	(294,720)	180,361	(551,009)	(370,648)
Invesco V.I. Comstock	273,034	(173,043)	99,991	385,449	(185,929)	199,520
Invesco V.I. Equity and Income	243,395	(302,577)	(59,182)	299,983	(141,832)	158,151

(a) Name change. See Note 1.
(b) Closed to new investments. See Note 1.

41

Variflex

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2014			2013
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. Global Health Care	155,809	(73,150)	82,659	180,696	(80,579)	100,117
Invesco V.I. Global Real Estate	109,601	(84,823)	24,778	86,527	(127,411)	(40,884)
Invesco V.I. Government Securities	183,437	(210,646)	(27,209)	295,658	(218,184)	77,474
Invesco V.I. International Growth	286,173	(198,537)	87,636	258,906	(345,527)	(86,621)
Invesco V.I. Mid Cap Core Equity	143,410	(169,560)	(26,150)	139,850	(170,628)	(30,778)
Invesco V.I. Mid Cap Growth	253,962	(202,632)	51,330	192,294	(534,755)	(342,461)
Invesco V.I. Value Opportunities	337,789	(1,474,412)	(1,136,623)	191,066	(724,483)	(533,417)
MFS VIT Research International	219,753	(273,352)	(53,599)	298,526	(203,159)	95,367
MFS VIT Total Return	234,006	(449,182)	(215,176)	524,022	(199,984)	324,038
MFS VIT Utilities	152,756	(108,247)	44,509	85,267	(112,895)	(27,628)
Neuberger Berman AMT Socially Responsive	81,217	(267,923)	(186,706)	144,776	(354,095)	(209,319)
Oppenheimer Main Street Small Cap Fund/VA	124,032	(122,195)	1,837	175,316	(104,641)	70,675
PIMCO VIT All Asset	102,581	(143,265)	(40,684)	135,514	(262,165)	(126,651)
PIMCO VIT CommodityRealReturn Strategy	131,500	(106,986)	24,514	159,277	(102,959)	56,318
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	131,563	(80,056)	51,507	90,217	(119,973)	(29,756)
PIMCO VIT Low Duration	140,432	(294,492)	(154,060)	234,869	(444,580)	(209,711)
PIMCO VIT Real Return	225,936	(577,228)	(351,292)	336,906	(850,035)	(513,129)
Royce Micro-Cap	39,122	(103,984)	(64,862)	59,421	(132,206)	(72,785)

42

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return.  Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return.  The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2014, were as follows:
Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Ultra
2014	1,974,101	-	17.27	34,083,354	0.11	-	1.20	-	8.55
2013	554,651	-	15.91	8,821,731	0.33	-	1.20	-	35.29
2012	546,769	-	11.76	6,428,820	-	-	1.20	-	12.43
2011	445,256	-	10.46	4,656,595	-	-	1.20	-	(0.38)
2010	402,706	-	10.50	4,226,119	0.31	-	1.20	-	14.38
American Century VP Value
2014	1,065,767	-	19.27	20,534,641	1.30	-	1.20	-	11.58
2013	1,094,699	-	17.27	18,910,247	1.49	-	1.20	-	29.85
2012	985,268	-	13.30	13,102,140	1.80	-	1.20	-	13.19
2011	919,408	-	11.75	10,800,522	1.83	-	1.20	-	(0.34)
2010	932,539	-	11.79	10,992,812	1.71	-	1.20	-	11.75
ClearBridge Variable Aggressive Growth
2014	843,504	-	21.53	18,158,523	0.01	-	1.20	-	18.62
2013	664,776	-	18.15	12,062,047	0.05	-	1.20	-	45.55
2012	489,511	-	12.47	6,099,679	0.18	-	1.20	-	17.09
2011	391,724	-	10.65	4,170,348	-	-	1.20	-	0.95
2010	341,463	-	10.55	3,601,529	-	-	1.20	-	23.25

43

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

ClearBridge Variable Small Cap Growth
2014	231,822	-	22.22	5,151,957	-	-	1.20	-	2.82
2013	295,199	-	21.61	6,380,062	0.04	-	1.20	-	45.23
2012	216,018	-	14.88	3,213,445	0.41	-	1.20	-	18.00
2011	160,944	-	12.61	2,028,996	-	-	1.20	-	0.16
2010	169,466	-	12.59	2,132,756	-	-	1.20	-	23.67
Dreyfus IP Technology Growth
2014	274,691	-	19.57	5,373,851	-	-	1.20	-	5.27
2013	648,284	-	18.59	12,047,402	-	-	1.20	-	30.92
2012	732,574	-	14.20	10,400,070	-	-	1.20	-	13.96
2011	693,956	-	12.46	8,644,282	-	-	1.20	-	(9.12)
2010	764,471	-	13.71	10,482,077	-	-	1.20	-	28.13
Dreyfus VIF International Value
2014	611,659	-	12.32	7,535,603	1.36	-	1.20	-	(10.66)
2013	631,524	-	13.79	8,708,777	1.80	-	1.20	-	21.18
2012	726,352	-	11.38	8,262,923	2.50	-	1.20	-	11.13
2011	763,379	-	10.24	7,818,562	2.01	-	1.20	-	(19.75)
2010	788,001	-	12.76	10,055,800	1.54	-	1.20	-	2.99
Guggenheim VIF All Cap Value (a)
2014	1,991,668	43.54	45.26	86,714,549	-	1.00	1.20	6.30	6.54
2013	2,172,622	40.95	42.48	88,973,029	-	1.00	1.20	31.59	31.88
2012	2,388,255	31.12	32.21	74,313,103	-	1.00	1.20	14.11	14.34
2011	2,729,686	27.27	28.17	74,432,051	-	1.00	1.20	(5.48)	(5.31)
2010	3,086,613	28.85	29.75	89,060,808	-	1.00	1.20	15.21	15.44

(a) Name change. See Note 1.

44

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Alpha Opportunity (a)(b)
2014	282,008	-	22.53	6,347,164	-	-	1.20	-	8.06
2013	311,328	-	20.85	6,485,563	-	-	1.20	-	26.29
2012	364,726	-	16.51	6,017,072	-	-	1.20	-	12.01
2011	465,763	-	14.74	6,859,580	-	-	1.20	-	0.55
2010	559,542	-	14.66	8,196,767	-	-	1.20	-	19.28
Guggenheim VIF High Yield (a)
2014	636,962	30.25	31.39	19,253,695	-	1.00	1.20	1.31	1.49
2013	862,988	29.86	30.93	25,759,987	-	1.00	1.20	6.07	6.29
2012	994,940	28.15	29.10	27,994,365	-	1.00	1.20	13.51	13.72
2011	869,101	24.80	25.59	21,547,469	-	1.00	1.20	(1.23)	(1.04)
2010	1,072,691	25.11	25.86	26,930,382	-	1.00	1.20	14.03	14.32
Guggenheim VIF Large Cap Value (a)
2014	2,063,884	34.68	104.64	215,854,869	-	1.00	1.20	8.14	8.38
2013	2,269,586	32.00	96.76	219,484,427	-	1.00	1.20	30.37	30.67
2012	2,530,826	24.49	74.21	187,722,210	-	1.00	1.20	14.22	14.44
2011	2,842,244	21.40	64.97	184,575,767	-	1.00	1.20	(5.03)	(4.85)
2010	3,134,233	22.49	68.41	214,330,061	-	1.00	1.20	14.78	15.04
Guggenheim VIF Long Short Equity (a)
2014	236,634	-	13.99	3,310,859	-	-	1.20	-	1.60
2013	1,142,524	-	13.77	15,737,371	-	-	1.20	-	16.01
2012	350,578	-	11.87	4,161,969	-	-	1.20	-	3.22
2011	428,981	-	11.50	4,935,612	-	-	1.20	-	(7.70)
2010	536,208	-	12.46	6,682,471	-	-	1.20	-	9.88

(a) Name change. See Note 1.
(b) Closed to new investments. See Note 1.

45

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Managed Asset Allocation (a)
2014	978,283	29.92	31.10	29,267,760	-	1.00	1.20	5.43	5.64
2013	1,090,839	28.38	29.44	30,954,872	-	1.00	1.20	12.98	13.19
2012	1,230,093	25.12	26.01	30,902,487	-	1.00	1.20	11.89	12.16
2011	1,398,658	22.45	23.19	31,393,180	-	1.00	1.20	(0.53)	(0.34)
2010	1,618,890	22.57	23.27	36,539,592	-	1.00	1.20	9.24	9.45
Guggenheim VIF Mid Cap Value (a)
2014	1,686,956	88.29	91.50	148,912,270	-	1.00	1.20	(0.29)	(0.10)
2013	1,853,989	88.55	91.59	164,148,638	-	1.00	1.20	31.71	31.99
2012	1,964,565	67.23	69.39	132,049,341	-	1.00	1.20	15.71	15.94
2011	2,234,168	58.10	59.85	129,780,335	-	1.00	1.20	(8.60)	(8.42)
2010	2,522,769	63.57	65.35	160,345,571	-	1.00	1.20	16.39	16.63
Guggenheim VIF Money Market (a)
2014	965,658	13.09	21.37	20,629,101	-	1.00	1.20	(1.61)	(1.36)
2013	840,581	13.27	21.72	18,242,149	-	1.00	1.20	(1.72)	(1.56)
2012	960,889	13.48	22.10	21,217,888	-	1.00	1.20	(1.73)	(1.46)
2011	1,345,559	13.68	22.48	30,235,787	-	1.00	1.20	(1.71)	(1.51)
2010	1,346,764	13.89	22.87	30,789,316	-	1.00	1.20	(1.63)	(1.49)
Guggenheim VIF Small Cap Value (a)
2014	1,113,103	47.73	49.17	53,135,369	0.01	1.00	1.20	(2.57)	(2.36)
2013	1,246,828	48.99	50.36	61,085,182	-	1.00	1.20	35.14	35.41
2012	1,334,362	36.25	37.19	48,370,001	-	1.00	1.20	18.08	18.33
2011	1,552,262	30.70	31.43	47,655,189	-	1.00	1.20	(5.74)	(5.56)
2010	1,772,868	32.57	33.28	57,750,598	-	1.00	1.20	20.41	20.67

(a) Name change. See Note 1.

46

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF StylePlus Large Core (a)
2014	2,225,301	30.80	84.65	188,277,994	-	1.00	1.20	14.08	14.33
2013	2,430,439	26.94	74.20	180,244,616	-	1.00	1.20	27.31	27.56
2012	2,665,211	21.12	58.28	155,241,604	-	1.00	1.20	11.68	11.92
2011	2,980,893	18.87	52.18	155,452,994	-	1.00	1.20	(5.15)	(4.98)
2010	3,286,637	19.86	55.01	180,728,041	-	1.00	1.20	14.96	15.20
Guggenheim VIF StylePlus Large Growth (a)
2014	1,806,698	12.89	13.31	23,273,805	-	1.00	1.20	13.77	14.05
2013	1,882,268	11.33	11.67	21,298,218	-	1.00	1.20	26.73	26.99
2012	2,396,822	8.94	9.19	21,403,051	-	1.00	1.20	9.42	9.67
2011	2,510,161	8.17	8.38	20,492,388	-	1.00	1.20	(5.44)	(5.31)
2010	2,791,484	8.64	8.85	24,110,277	-	1.00	1.20	15.20	15.54
Guggenheim VIF StylePlus Mid Growth (a)
2014	1,800,810	57.04	71.27	128,306,124	-	1.00	1.20	11.69	11.91
2013	1,935,625	50.97	63.81	123,475,357	-	1.00	1.20	28.95	29.23
2012	2,136,318	39.44	49.48	105,680,842	-	1.00	1.20	14.40	14.62
2011	2,397,255	34.41	43.25	103,661,185	-	1.00	1.20	(5.49)	(5.28)
2010	2,755,994	36.33	45.76	126,078,554	-	1.00	1.20	22.69	22.94
Guggenheim VIF StylePlus Small Growth (a)
2014	932,593	26.85	27.80	25,040,749	-	1.00	1.20	7.49	7.71
2013	997,074	24.98	25.81	24,905,148	-	1.00	1.20	39.63	39.89
2012	1,102,155	17.89	18.45	19,714,550	-	1.00	1.20	10.23	10.48
2011	1,270,445	16.23	16.70	20,618,182	-	1.00	1.20	(3.10)	(2.96)
2010	1,473,238	16.75	17.21	24,683,062	-	1.00	1.20	28.55	28.82

(a) Name change. See Note 1.

47

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Total Return Bond (a)
2014	1,244,966	20.68	38.04	47,337,434	-	1.00	1.20	6.79	6.98
2013	927,861	19.33	35.62	33,031,679	-	1.00	1.20	0.51	0.73
2012	1,094,515	19.19	35.44	38,768,664	-	1.00	1.20	4.58	4.81
2011	1,120,107	18.31	33.88	37,934,724	-	1.00	1.20	3.89	4.09
2010	1,444,462	17.59	32.61	47,085,077	-	1.00	1.20	4.76	5.01
Guggenheim VIF World Equity Income (a)
2014	3,095,711	39.69	41.77	129,332,660	-	1.00	1.20	3.75	3.95
2013	3,390,431	38.18	40.26	136,530,303	-	1.00	1.20	17.86	18.09
2012	3,761,079	32.33	34.16	128,508,302	-	1.00	1.20	15.17	15.38
2011	4,359,508	28.02	29.66	129,329,045	-	1.00	1.20	(16.83)	(16.63)
2010	4,998,530	33.61	35.66	178,261,785	-	1.00	1.20	14.29	14.51
Invesco V.I. Comstock
2014	723,975	-	17.03	12,327,200	1.09	-	1.20	-	7.78
2013	623,984	-	15.80	9,856,579	1.62	-	1.20	-	34.01
2012	424,464	-	11.79	5,002,067	1.72	-	1.20	-	17.55
2011	415,952	-	10.03	4,172,047	1.25	-	1.20	-	(3.28)
2010	398,656	-	10.37	4,134,152	0.12	-	1.20	-	14.33
Invesco V.I. Equity and Income
2014	937,501	-	16.87	15,814,969	1.72	-	1.20	-	7.45
2013	996,683	-	15.70	15,646,261	1.62	-	1.20	-	23.43
2012	838,532	-	12.72	10,668,456	1.84	-	1.20	-	10.99
2011	761,964	-	11.46	8,730,448	1.78	-	1.20	-	(2.47)
2010	766,254	-	11.75	9,003,185	1.89	-	1.20	-	10.64

(a) Name change. See Note 1.

48

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Global Health Care
2014	444,983	-	23.01	10,235,571	-	-	1.20	-	18.24
2013	362,324	-	19.46	7,048,831	0.76	-	1.20	-	38.90
2012	262,207	-	14.01	3,673,397	-	-	1.20	-	19.44
2011	254,712	-	11.73	2,987,398	-	-	1.20	-	2.71
2010	218,766	-	11.42	2,498,286	-	-	1.20	-	4.01
Invesco V.I. Global Real Estate
2014	481,460	-	20.83	10,025,615	1.65	-	1.20	-	13.27
2013	456,682	-	18.39	8,397,420	3.72	-	1.20	-	1.49
2012	497,566	-	18.12	9,015,771	0.56	-	1.20	-	26.54
2011	510,455	-	14.32	7,306,892	3.85	-	1.20	-	(7.61)
2010	550,157	-	15.50	8,525,991	5.40	-	1.20	-	16.10
Invesco V.I. Government Securities
2014	432,898	-	11.95	5,169,381	3.68	-	1.20	-	2.66
2013	460,107	-	11.64	5,353,879	3.61	-	1.20	-	(4.04)
2012	382,633	-	12.13	4,638,190	2.40	-	1.20	-	1.00
2011	671,888	-	12.01	8,067,371	2.63	-	1.20	-	6.47
2010	374,072	-	11.28	4,219,850	0.21	-	1.20	-	3.58
Invesco V.I. International Growth
2014	1,282,926	-	16.19	20,773,145	1.38	-	1.20	-	(1.10)
2013	1,195,290	-	16.37	19,571,371	0.99	-	1.20	-	17.26
2012	1,281,911	-	13.96	17,895,398	1.30	-	1.20	-	13.87
2011	1,330,895	-	12.26	16,315,897	1.20	-	1.20	-	(8.10)
2010	1,373,308	-	13.34	18,321,444	1.69	-	1.20	-	11.26
Invesco V.I. Mid Cap Core Equity
2014	385,497	-	18.08	6,967,224	-	-	1.20	-	2.90
2013	411,647	-	17.57	7,228,932	0.49	-	1.20	-	26.95
2012	442,425	-	13.84	6,121,939	-	-	1.20	-	9.23
2011	417,616	-	12.67	5,287,206	0.08	-	1.20	-	(7.59)
2010	443,644	-	13.71	6,080,691	0.33	-	1.20	-	12.38

49

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Mid Cap Growth
2014	1,121,131	-	16.21	18,173,802	-	-	1.20	-	6.43
2013	1,069,801	-	15.23	16,299,015	0.20	-	1.20	-	34.90
2012	1,412,262	-	11.29	15,941,214	-	-	1.20	-	(2.49)
2011	1,415,551	-	10.21	14,446,350	-	-	1.20	-	(8.51)
2010	1,519,017	-	11.16	16,940,440	-	-	1.20	-	17.10
Invesco V.I. Value Opportunities
2014	319,481	-	13.77	4,396,878	2.09	-	1.20	-	5.11
2013	1,456,104	-	13.10	19,071,147	1.08	-	1.20	-	31.66
2012	1,989,521	-	9.95	19,789,251	1.23	-	1.20	-	16.24
2011	2,097,584	-	8.56	17,945,934	0.63	-	1.20	-	(4.57)
2010	2,147,652	-	8.97	19,253,588	0.48	-	1.20	-	5.65
MFS VIT Research International
2014	1,461,470	-	12.64	18,473,066	1.38	-	1.20	-	(8.21)
2013	1,515,069	-	13.77	20,862,599	1.77	-	1.20	-	17.19
2012	1,419,702	-	11.75	16,674,313	2.12	-	1.20	-	15.08
2011	1,445,366	-	10.21	14,759,493	1.39	-	1.20	-	(12.13)
2010	1,154,252	-	11.62	13,413,394	1.22	-	1.20	-	9.11
MFS VIT Total Return
2014	912,640	-	15.25	13,913,622	1.68	-	1.20	-	6.94
2013	1,127,816	-	14.26	16,080,109	1.92	-	1.20	-	17.27
2012	803,778	-	12.16	9,767,565	2.50	-	1.20	-	9.65
2011	866,142	-	11.09	9,603,427	2.38	-	1.20	-	0.36
2010	932,644	-	11.05	10,303,476	2.22	-	1.20	-	8.33
MFS VIT Utilities
2014	679,789	-	23.91	16,255,723	2.00	-	1.20	-	11.11
2013	635,280	-	21.52	13,671,534	2.16	-	1.20	-	18.76
2012	662,908	-	18.12	12,011,209	6.49	-	1.20	-	11.85
2011	687,960	-	16.20	11,144,022	2.95	-	1.20	-	5.26
2010	697,835	-	15.39	10,742,368	2.89	-	1.20	-	12.09

50

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Neuberger Berman AMT Socially Responsive
2014	2,043,086	25.57	26.02	52,227,111	0.11	1.00	1.20	8.81	9.01
2013	2,229,792	23.50	23.87	52,396,278	0.56	1.00	1.20	35.76	36.01
2012	2,439,111	17.31	17.55	42,216,863	0.10	1.00	1.20	9.42	9.62
2011	2,818,854	15.82	16.01	44,592,528	0.26	1.00	1.20	(4.35)	(4.07)
2010	3,042,834	16.54	16.69	50,307,710	0.02	1.00	1.20	21.35	21.47
Oppenheimer Main Street Small Cap Fund/VA
2014	340,628	-	22.88	7,793,586	0.69	-	1.20	-	10.32
2013	338,791	-	20.74	7,026,575	0.62	-	1.20	-	38.91
2012	268,116	-	14.93	4,002,436	0.33	-	1.20	-	16.28
2011	307,420	-	12.84	3,947,442	0.40	-	1.20	-	(3.53)
2010	329,205	-	13.31	4,383,030	0.37	-	1.20	-	21.55
PIMCO VIT All Asset
2014	658,246	-	15.68	10,317,391	5.31	-	1.20	-	(0.70)
2013	698,930	-	15.79	11,036,059	4.61	-	1.20	-	(0.94)
2012	825,581	-	15.94	13,158,690	5.46	-	1.20	-	13.53
2011	779,985	-	14.04	10,946,785	7.19	-	1.20	-	0.79
2010	705,835	-	13.93	9,834,001	7.44	-	1.20	-	11.71
PIMCO VIT CommodityRealReturn Strategy
2014	386,781	-	7.45	2,883,823	0.42	-	1.20	-	(19.46)
2013	362,267	-	9.25	3,351,474	1.57	-	1.20	-	(15.68)
2012	305,949	-	10.97	3,359,005	2.88	-	1.20	-	4.08
2011	321,888	-	10.54	3,393,925	16.15	-	1.20	-	(8.67)
2010	295,494	-	11.54	3,411,458	13.41	-	1.20	-	23.03
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
2014	404,708	-	15.61	6,318,797	1.84	-	1.20	-	9.77
2013	353,201	-	14.22	5,021,197	1.91	-	1.20	-	(0.70)
2012	382,957	-	14.32	5,482,926	2.39	-	1.20	-	9.56
2011	424,570	-	13.07	5,550,606	2.07	-	1.20	-	5.49
2010	461,940	-	12.39	5,725,455	1.97	-	1.20	-	7.18

51

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Low Duration
2014	736,744	-	12.82	9,445,024	1.15	-	1.20	-	(0.39)
2013	890,804	-	12.87	11,461,332	1.49	-	1.20	-	(1.30)
2012	1,100,515	-	13.04	14,350,765	1.91	-	1.20	-	4.57
2011	1,224,106	-	12.47	15,263,304	1.68	-	1.20	-	(0.08)
2010	1,305,678	-	12.48	16,297,639	1.69	-	1.20	-	4.00
PIMCO VIT Real Return
2014	1,995,954	-	14.38	28,705,195	1.41	-	1.20	-	1.84
2013	2,347,246	-	14.12	33,143,422	1.57	-	1.20	-	(10.29)
2012	2,860,375	-	15.74	45,031,285	1.05	-	1.20	-	7.44
2011	2,674,794	-	14.65	39,189,727	2.05	-	1.20	-	10.32
2010	2,684,907	-	13.28	35,655,889	1.45	-	1.20	-	6.84
Royce Micro-Cap
2014	359,428	-	15.14	5,438,708	-	-	1.20	-	(4.72)
2013	424,290	-	15.89	6,739,698	0.48	-	1.20	-	19.56
2012	497,075	-	13.29	6,605,864	-	-	1.20	-	6.32
2011	564,510	-	12.50	7,056,787	2.42	-	1.20	-	(13.19)
2010	583,017	-	14.40	8,392,358	1.91	-	1.20	-	28.46

52

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

53

PART C
OTHER INFORMATION

Item 24.                      Financial Statements and Exhibits

a.	Financial Statements

The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014; and (2) the audited financial statements for the Variflex Separate Account at December 31, 2014, and for each of the specified periods ended December 31, 2014 and 2013.

b.	Exhibits

	(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(b)

	(2)	Not Applicable

	(3)	(a)	Facilities Agreement(l)
		(b)	SBL Variable Products Sales Agreement(g)
		(c)	SBL Variable Products Schedule of Commissions Variflex – Variable Annuity
		(d)	SBL Variable Products Schedule of Asset-Based Commissions(f)
		(e)	Marketing Organization Agreement(u)
		(f)	SBL Variable Products Variflex Variable Annuity Commission Schedule(f)
		(g)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(m)
		(h)	Distribution Agreement(af)

	(4)	(a)	Individual Contract (Form V6023 1-98)(b)
		(b)	Individual Contract-Unisex (Form V6023 1-98U)(b)
		(c)	Group Allocated Contract (Form GV6023 1-98)(b)
		(d)	Group Allocated Contract-Unisex (Form GV6023 1-98U)(b)
		(e)	Group Certificate (Form GVC6023 1-98)(b)
		(f)	Group Certificate-Unisex (Form GVC6023 1-98U)(b)
		(g)	Group Unallocated Contract (Form GV6317 2-88)(a)
		(h)	Loan Endorsement (Form V6066 10-00)(h)
		(i)	Group Loan Provision Certificate (Form GV6821 L-4 1-97)(a)
		(j)	Individual Stepped-Up Death Benefit Endorsement (Form V6050 3-96)(a)
		(k)	Group Stepped-Up Death Benefit Endorsement (Form V6050A 3-96)(a)
		(l)	Group Stepped-Up Death Benefit Certificate (Form V6050C 3-96)(a)
		(m)	Individual Withdrawal Charge Waiver (Form V6051 3-96)(a)
		(n)	Group Withdrawal Charge Waiver (Form GV6051 3-96)(a)
		(o)	Group Withdrawal Charge Waiver Certificate (Form GV6051C 3-96)(a)
		(p)	Group and Individual IRA Endorsement (Form 4453C-5 R9-96)(a)
		(q)	SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(k)
		(r)	TSA Endorsement (Form V6101 R9-10)(y)
		(s)	457 Endorsement (Form V6054 2-98)(c)
		(t)	403(a) Endorsement (Form V6057 10-98)(d)
		(u)	Roth IRA Endorsement (Form V6851A R9-10)(y)

	(v)	Method for Deductions Endorsement (Form V6071 3-01)(f)
	(w)	Texas Optional Retirement Plan Rider (Form V6932G 7-00)(f)
	(x)	Traditional IRA Endorsement (Form V6849A R9-10)(y)
	(y)	Terminal Illness (Form V6051 TI 2-97)(i)
	(z)	Endorsement Non-Qualified (Form V6822 1-85)(i)
	(aa)	Individual Contract (Form V6016 1-88)(a)
	(ab)	Individual Contract (Form V6009 R11-81)(l)

(5)	(a)	Group and Individual Application (Form V7567 9-05)(q)
	(b)	Group Enrollment (Form GV7581 1-98)(e)

(6)	(a)	Composite of Articles of Incorporation of SBL(j)
	(b)	Bylaws of SBL(ah)

(7)	Not Applicable

(8)	(a)	Participation Agreement – AIM(ae)
	(b)	Participation Agreement – American Century(ac)
	(c)	Participation Agreement – Dreyfus(ae)
	(d)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc.)(aa)
	(e)	Participation Agreement – MFS®(ad)
	(f)	Participation Agreement – Morgan Stanley (Van Kampen UIF)(ad)
	(g)	Participation Agreement – Neuberger Berman – AMT Funds(x)
	(h)	Participation Agreement – Oppenheimer(y)
	(i)	Participation Agreement – PIMCO(ab)
	(j)	Participation Agreement – Royce(q)
	(k)	Participation Agreement – Rydex – Variable(p)
(i) Amendment Number 1(p)
(ii) Amendment Number 2(p)
(iii) Amendment Number 3(p)
(iv) Amendment Number 4(p)
(v) Amendment Number 5(p)
(vi) Amendment Number 6(r)
	(l)	Participation Agreement – SBL(ag)
	(m)	Information Sharing Agreement – AIM(s)
	(n)	Information Sharing Agreement – American Century(s)
	(o)	Information Sharing Agreement – Dreyfus(s)
	(p)	Information Sharing Agreement – Legg Mason(w)
	(q)	Information Sharing Agreement – MFS(s)
	(r)	Information Sharing Agreement – Neuberger Berman(x)
	(s)	Information Sharing Agreement – Oppenheimer(s)
	(t)	Information Sharing Agreement – PIMCO(s)
	(u)	Information Sharing Agreement – Royce(s)
	(v)	Information Sharing Agreement – Rydex(s)
	(w)	Information Sharing Agreement – Security Funds(t)

(9)	Opinion of Counsel

(10)	(a)	Consent of Independent Registered Public Accounting Firm
	(b)	Consent of Counsel

(11)	Not Applicable

(12)	Not Applicable

(13)	(a)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Anthony D. Minella, Roger S. Offermann, Barry G. Ward, and Douglas G. Wolff(ag)

(a)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 30, 1997).
(b)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed August 17, 1998).
(c)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 30, 1998).
(d)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 29, 1999).
(e)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed May 1, 2000).
(f)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 11, 2001).
(g)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002).
(h)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed February 16, 2001).
(i)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 8, 2002).
(j)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed February 23, 2005).
(k)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑93947 (filed April 30, 2004).
(l)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).
(m)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120399 (filed November 12, 2004).
(n)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 28, 2006).
(o)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑124509 (filed April 28, 2006).
(p)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed April 28, 2006).
(q)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 28, 2006).
(r)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed March 9, 2007).
(s)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007).
(t)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).
(u)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).
(v)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 28, 2008).
(w)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009).
(x)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2009).
(y)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011).
(z)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed January 10, 2011).
(aa)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 2011).
(ab)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2012).
(ac)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012).
(ad)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012).
(ae)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013).
(af)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.333-84159 (filed April 30, 2014).
(ag)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.333-138540 (filed April 30, 2014).
(ah)	Incorporated herein by reference to the Exhibits filed with Registration Statement No.333-138540 (filed April 30, 2015).

Item 25.                      Directors and Officers of the Depositor

Name and Principal
Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chairman, Chief Executive Officer, and Director
Douglass G. Wolff	President and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
John F. Guyot	Senior Vice President, General Counsel, Secretary, and Director
Anthony D. Minella	Senior Vice President, Chief Investment Officer, and Director
Roger S. Offermann	Senior Vice President, Chief Actuary and Director
Albert Dal Porto	Vice President, Product Development and Market Research
Jackie R. Fox	Vice President
Rui Guo	Vice President and Product Actuary
Susan J. Lacey	Vice President and Controller
Benjamin Sclater	Vice President
Jeanne R. Slusher	Vice President and Director of Audit
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Joseph Wittrock	Vice President
Carmen R. Hill	Second Vice President and Chief Compliance Officer
*Located at One Security Benefit Place, Topeka, Kansas 66636‑0001.

Item 26.                      Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is an indirect subsidiary of Sammons Enterprises, Inc.  The Registrant is a segregated asset account of SBL.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).  Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI), as of December 31, 2014, are:

Name	Jurisdiction	Percent of Voting Securities Owned
1888 Fund, Ltd	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
1900 Capital, Inc.	DE	100%	by Compatriot Capital, Inc.
5180 CLO LP	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
A24 Films, LLC	DE	66.70%	by SBC Funding, LLC
ACEI Holdco, LLC (fka IIP Bridge Funding, LLC)	DE	100%	by GPFT Holdco, LLC
ACEIG, LLC	DE	100%	by Guggenheim Capital Enterprises, LLC
Advisor Research Center, LLC	MD	100%	by Rydex Fund Services, LLC
AF V - VII entities	DE	100%	by Corporate Funding VI, LLC
AFSP Fund I Partners, LLC	DE	53.60%	by Compatriot Capital, Inc.
Aircraft Mgmt. Company, LLC	DE	100%	by GPFT Holdco, LLC
Anchorage G Holdings, LLC	DE	100%	by Guggenheim Life and Annuity Company

Name	Jurisdiction	Percent of Voting Securities Owned
Ann Arbor City Apartments LLC	DE	90%	by Compatriot Capital, Inc.
		10%	by Village Green Holding LLC
Argus Portfolios Holdings Ltd.	CYM	0%	Mgmt. by Guggenheim Partners, LLC
Argus Portfolios SPC	CYM	100%	by Argus Portfolios Holdings Ltd.
ASG Mortgage Investors, LLC	DE	35.30%	by 1900 Capital, Inc.
Asheville Resolution Corporation	DE	100%	by Consolidated Investment Services, Inc.
Asset Consulting Group, LLC	DE	100%	by GWM Holdco, LLC
Aureus Group, LLC	DE	29.90%	by Compatriot Capital, Inc.
BA Seattle Aviation, LLC	KS	100%	by Security Benefit Corporation
Ballinshire investment entities	DE	100%	by EL Funding, LLC
Bandera Strategic credit Partners II, L.P.	DE	0%	Mgmt. by GPIM Holdings VII, LLC
Bennington Stark Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
BFC Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Bingham LP	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Biscay GSTF III, LLC	DE	100%	by GLAC Holdings, LLC
Bismarck Development Company, LLC	DE	100%	by Guggenheim Retail Real Estate Partners, Inc.
Black Cat Football, LLC	KS	100%	by Security Benefit Corporation
Bound Brook Capital Corporation	DE	100%	by The Liberty Hampshire Company, LLC
Briggs Construction Equipment, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Briggs Equipment Mexico, Inc.	DE	100%	by Briggs Equipment, Inc.
Briggs Equipment UK Limited	GBR	100%	by Briggs UK Holdings, Inc.
Briggs Equipment, Inc.	DE	100%	by Briggs International, Inc.
Briggs Equipment, S.A. de C.V.	MEX	99%	by Briggs Equipment, Inc.
		1%	by Briggs Equipment Mexico, Inc.
Briggs International, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Briggs UK Holdings, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Cainhoy Land & Timber, LLC	DE	65.50%	by GC Parent Holdings, LLC
Caprock Funding entities	DE	100%	by LCLF investment entities
Carco Services, LLC	DE	100%	by Guggenheim Services, LLC
Cardamom RE HQ, LLC	KS	100%	by Security Benefit Corporation
CardCash Exchange, Inc.	DE	40%	by CardCash Holdings, LLC
CardCash Holdings, LLC	DE	87.50%	by SBC Funding, LLC
CCE Funding LLC	DE	100%	by Compatriot Capital, Inc.
CCI Historic, Inc.	DE	100%	by Compatriot Capital, Inc.
Cedar Springs (Cayman) Ltd.	CYM	100%	by Cedar Springs Capital Company, LLC
Cedar Springs Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
CF-G Funding II, LLC	KS	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	KS	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
Channel Capital Group Holdings, LLC	DE	38.30%	by Nominee Holding Company, LLC
Channel Capital Group LLC	DE	100%	by Channel Capital Group Holdings, LLC
Chelsea Creek Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Cohen Financial Services (DE), LLC	DE	100%	by Pillar Financial, LLC
Community Investments, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Compatriot Capital, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
Concord Minutemen (Cayman) Ltd.	CYM	100%	by Concord Minutemen Capital Company, LLC
Concord Minutemen Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Consolidated Investment Services, Inc.	NV	100%	by Sammons Enterprises, Inc.

Name	Jurisdiction	Percent of Voting Securities Owned
Controladora Briggs de Mexico S. de R.L. de C.V.	MEX	99%	by Briggs Equipment, Inc.
		1%	by Briggs Equipment Mexico, Inc.
Copper River CLO Ltd	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Corporate Funding V, LLC	DE	100%	by GPFT Holdco, LLC
Corporate Funding VI, LLC	DE	100%	by GPFT Holdco, LLC
CP Aureus FSP, LP	DE	49.50%	by AFSP Fund I Partners, LLC
Crown Point Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Crown Point Funding (Cayman), Ltd.	CYM	100%	by Crown Point Capital Company, LLC
CSFC, LLC	DE	100%	by The Liberty Hampshire Company, LLC
DBI/ASG Mortgage Acquisition Fund I, LP	DE	55.40%	by 1900 Capital, Inc.
dcp Funding LLC	DE	27.80%	by Guggenheim Life and Annuity Company
		0%	Mgmt. by Guggenheim Corporate Funding, LLC
Deferred Compensation investment entities	DE	36-100%	by GC Deferred Compensation I, LLC
dick clark entities	DE	100%	by dcp Funding LLC
DLPG, LLC	DE	100%	by Guggenheim Insurance Holdco, LLC
DS Funding LLC	DE	100%	by SL Funding, LLC
Dunbarre Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
E2M Fund II Holdco, LP	DE	47.80%	by Compatriot Capital, Inc.
		0%	Mgmt. by E2M General Partner II, LLC
E2M General Partner II, LLC	DE	17.40%	by Compatriot Capital, Inc.
E2M General Partner III, LLC	DE	30%	by Compatriot Capital, Inc.
E2M Holdings, LLC	DE	30%	by Compatriot Capital, Inc.
E2M Partners, LLC	DE	100%	by E2M Holdings, LLC
E2M Strategic Fund (Fund A), LP	DE	80.50%	by Compatriot Capital, Inc.
		0%	Mgmt. by E2M General Partner III, LLC
E2M/SRC Investment Company, LLC	DE	37%	by Compatriot Capital, Inc.
		60%	by E2M Fund II Holdco, LP
Edgehill Byron Capital Company Limited	IRL	0%	Mgmt. by Guggenheim Partners, LLC
Edison IS Holdings, LLC	NJ	100%	by Guggenheim Insurance Services, LLC
EFC Holdings I, LLC	DE	100%	by GPFT Holdco, LLC
Efland Funding entities (fka Edenton Funding, LLC and some ELSL Funding entities)	DE	100%	by Elsmere Insurance Agency, LLC
Eiger Fund I, LP	DE	38.80%	by Compatriot Capital, Inc.
Eiger Partners, LP	DE	10%	by Compatriot Capital, Inc.
EL Funding, LLC	DE	100%	by SL Funding, LLC
ELSL Funding entities	DE	100%	by Elsmere Insurance Agency, LLC
Elsmere Insurance Agency, LLC	DE	100%	by Guggenheim Life and Annuity Company
Energy Asset Holdings LLC	DE	0%	Mgmt.by Guggenheim Partners Investment Mgmt. LLC
Enterhealth, LLC	TX	21.30%	by Sammons Capital, Inc.
EquiTrust GBM Investco, LLC	DE	100%	by EquiTrust Life Insurance Company
EquiTrust Holdco Parent, LLC	DE	0%	Mgmt.by EquiTrust Manager, LLC
EquiTrust Holdings, LLC	DE	100%	by EquiTrust Holdco Parent, LLC
EquiTrust Insurance Services, LLC	DE	100%	by Guggenheim Insurance Services, LLC
EquiTrust Life Insurance Company	IL	100%	by EquiTrust Holdings, LLC
EquiTrust Manager, LLC	DE	100%	by Guggenheim Insurance Holdco, LLC
ET Life 1099 Reporting Company, LLC (fka EquiTrust Life 1099 Reporting Company, LLC)	DE	100%	by EquiTrust Life Insurance Company
Eventine Funding, LLC	DE	100%	by Elsmere Insurance Agency, LLC
Fifth Ave GSTF II, LLC	DE	100%	by GLAC Holdings, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by Security Benefit Corporation
FMF Peakview LLC	DE	80%	by Guggenheim Plus Leveraged LLC
Forklift Operations de Mexico, S.A. de C.V.	MEX	99%	by Controladora Briggs de Mexico S. de R.L. de C.V.
		1%	by Briggs Equipment Mexico, Inc.
Forrestal Portfolios, LLC	DE	100%	by Moore's Creek Capital Corporation
Four Six Four Aircraft LLC	DE	100%	by EL Funding, LLC
Franklin Park (Cyprus) Limited	CYP	100%	by GGIC IIP Holdings LP
Franklin Park India, LLC	DE	100%	by Infrastructure India Plc
G650 2014 Holdings, LLC	DE	100%	by Guggenheim Aircraft Opportunity Master Fund, LP
GAIF II Aviation asset holding companies	DE	100%	by Guggenheim Aviation Investment Fund II, LP
GAIF II Aviation U.S. Source asset holding companies	DE	100%	by GAIF II U.S. Source Fund, LP
GAIF II FF Feeder Fund, L.P.	DE	0%	Mgmt.by Guggenheim Aviation Services II, LLP
GAIF II Services Group, LLC	DE	100%	by Guggenheim Aviation Investment Fund II, LP
GAIF II U.S. Source Blocker, LP	DE	0%	Mgmt.by Guggenheim Aviation Services II, LLP
GAIF II U.S. Source Fund, LP	DE	0%	Mgmt. by Guggenheim Aviation Services II, LLP
GAIF II U.S. Source Services Group, LLC	DE	100%	by GAIF II U.S. Source Fund, LP
GALF, LLC	DE	100%	by Guggenheim Corporate Funding, LLC
GAOMF S/N 20272, LLC	DE	100%	by Guggenheim Aircraft Opportunity Master Fund, LP
GASG Co-Investor Fund I, LP	DE	50%	by 1900 Capital, Inc.
GC Deferred Compensation I, LLC	DE	100%	by Guggenheim Capital, LLC
GC Deferred Compensation Offshore, Ltd.	CYM	100%	by Guggenheim Capital International, Ltd.
GC Maple Leaf, Inc.	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
GC New York, LLC	DE	99.50%	by GC Parent Holdings, LLC
GC Orpheus Investors, LLC	DE	20.20%	by Guggenheim Partners, LLC
GC Parent Holdings, LLC	DE	100%	by Guggenheim Capital, LLC
GC Pilar Golf Investment, LLC	DE	100%	by GC Parent Holdings, LLC
GC Repo, LLC	DE	100%	by Guggenheim Partners, LLC
GC VIE Manager, LLC	DE	99.50%	by Guggenheim Partners, LLC
GDCP Member, LLC	DE	100%	by Guggenheim Corporate Funding, LLC
GDP property holding entities	DE	100%	by Guggenheim Development Partners, Inc.
GDP-Pilara Lotes, LLC	DE	100%	by GC Parent Holdings, LLC
Generation Financial Group, LLC	DE	50%	by JLx3, LLC
		50%	by Guggenheim Partners, LLC
Generation Financial Mortgage, LLC	DE	83.30%	by GPFT Holdco, LLC
		12.90%	by Generation Financial Group, LLC
Generation Mortgage Company	CA	100%	by Generation Financial Mortgage, LLC
Gennessee Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
GFP Green Inc.	CYM	100%	by GGIC, Ltd.
GFP Peru Dunas Holdings, Inc.	CYM	100%	by GGIC, Ltd.
GFP Wind Holdings, LLC	DE	100%	by Guggenheim Franklin Park Management, LLC
GFPIC, L.P.	CYM	34.50%	by GFPID, LLC
GFPID, LLC	DE	40%	by GC Parent Holdings, LLC
GFS Management (Ireland) Limited	IRL	100%	by Guggenheim Fund Solutions, LLC
GFS MAP (Ireland) Public Limited Company	IRL	0%	Mgmt. by Guggenheim Fund Solutions, LLC
GGIC Greenbacker Funding Ltd.	CYM	100%	by GGIC, Ltd.
GGIC IIP Holdings LP	CYM	100%	by GGIC, Ltd.
		0%	Mgmt. by GGIC IIP Holdings Ltd.

Name	Jurisdiction	Percent of Voting Securities Owned
GGIC IIP Holdings Ltd.	CYM	100%	by GGIC, Ltd.
GGIC KTI Holdings, Ltd.	CYM	100%	by GGIC, Ltd.
GGIC Manager, LLC	DE	100%	by GGIC, Ltd.
GGIC, Ltd.	GGY	100%	by GFPIC, L.P.
GGT Diversified Alpha Cayman Funds (fka GGT Multi-Strategy Funds)	CYM	0%	Mgmt. by GGT GP LLC
GGT Diversified Alpha Fund LLC (fka GGT Multi-Strategy Fund LLC)	DE	0%	Mgmt. by GGT Manager
GGT Global Opportunities Master Fund (Cayman) LP	CYM	0%	Mgmt.by GGT GP LLC
GGT GP LLC	DE	100%	by GGT Manager
GGT Long/Short Diversified Equity Master Fund (Cayman) LP	CYM	0%	Mgmt.by GGT GP LLC
GGT Manager	DE	100%	by Guggenheim Holdings, LLC
GGT Trading Delaware LLC	DE	0%	Mgmt.by GGT GP LLC
GI Holdco II LLC	DE	100%	by Guggenheim Partners, LLC
GI Holdco II Sub LLC	DE	100%	by GI Holdco II LLC
GI Holdco LLC	DE	100%	by GI Holdco II LLC
GIA Asia Holdings, Ltd.	CYM	100%	by GWM Holdco, LLC
GIA Europe Holdings, Ltd.	CYM	100%	by GWM Holdco, LLC
GIFS (Cayman) Ltd.	CYM	100%	by GIFS Capital Company, LLC
GIFS Capital Company, LLC	DE	100%	by Relationship Funding Company, LLC
Gila Bend Power Partners, LLC	DE	50%	by Sammons Power Development, Inc.
GIM GP Ltd.	CYM	100%	by Guggenheim Partners Investment Mgmt. LLC
GIS Administrative Services, LLC	DE	100%	by Guggenheim Insurance Services, LLC
GLAC GBM Investco, LLC	DE	100%	by Guggenheim Life and Annuity Company
GLAC Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Global 6000 9568 Limited LDC	CYM	50%	by GX 9568 Holdings I, LLC
		50%	by GX 9568 Holdings II, LLC
GM property holding companies	DE	100%	by Retail Investors III, LLC
GMI GPIM, LLC	DE	100%	by Guggenheim Manager, Inc.
GMI GPIMH, LLC	DE	100%	by Guggenheim Manager, Inc.
GN Fund I, LLC	FL	100%	by Guggenheim Nicklaus Partners, LLC
GNCG Santiago LLC	DE	100%	by Guggenheim Capital Enterprises, LLC
GNCG Vigo LLC	DE	100%	by GNCG Santiago LLC
GN property holding entities	DE	100%	by Guggenheim Nicklaus Partners, LLC
GNP property holding entities	DE	100%	by Guggenheim-Nicklaus Fund I, Ltd.
GP Energy Partners, LLC	DE	100%	by Guggenheim Securities, LLC
GP Feeder Fund Management, LLC	DE	100%	by GWM Holdco, LLC
GP Holdco, LLC	DE	99.50%	by Guggenheim Partners, LLC
GP India Opportunities Feeder Fund, LP	CYM	0%	Mgmt. by Guggenheim Partners India GP, LLC
GPAM Holdings II, LLC	DE	100%	by Guggenheim Partners Investment Mgmt., LLC
GPAM Holdings IV, LLC	DE	100%	by Guggenheim Partners Investment Mgmt., LLC
GPAM Holdings, Inc.	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
GPBLK, Inc.	DE	100%	by GP Holdco, LLC
GPC Portfolio Companies	DE	0%	Mgmt. by Guggenheim Advisors, LLC
GPFT Holdco, LLC	DE	100%	by GP Holdco, LLC
GPI Ventures, LLC	DE	100%	by Asheville Resolution Corporation
GPI3, LLC	DE	0%	Mgmt.by TEK Financial, LLC
GPIM Holdings V, LLC	DE	100%	by Guggenheim Partners Investment Mgmt., LLC

Name	Jurisdiction	Percent of Voting Securities Owned
GPIM Holdings VI, LLC	DE	100%	by Guggenheim Partners Investment Mgmt., LLC
GPIM Holdings VII, LLC	DE	100%	by Guggenheim Partners Investment Mgmt., LLC
GPM Center Court, LLC	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
GPR, LLC	DE	100%	by Guggenheim Corporate Funding, LLC
GRE Monroe LLC	DE	100%	by SBC Funding, LLC
GRE Monroe Property LLC	DE	91%	by GRE Monroe LLC
GRE Net Lease property holding companies	DE	67-100%	by Guggenheim Real Estate Investment Trust
		0%	Mgmt. by Guggenheim Real Estate Investment Trust
GRE Plus Company, LLC	DE	99.50%	by Guggenheim Partners, LLC
GRE property holding companies	DE	80-100%	by Guggenheim Plus Leveraged LLC
GRE U.S. Property Fund GP LLC	DE	100%	by Guggenheim Real Estate LLC
GRE U.S. Property Fund LP	DE	0%	Mgmt. by GRES GP LLC (former general partner GRE U.S. Property Fund GP LLC)
Great Bridge Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Green Lane CLO Ltd	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
GREI GP LLC	DE	100%	by Guggenheim Real Estate LLC
GRES GP LLC	DE	100%	by Guggenheim Trust Company LLC
GS Gamma Advisors, LLC	DE	50%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
GS Gamma Investments, LLC	DE	0%	Mgmt. by GS Gamma Management, LLC
GS Gamma Management, LLC	DE	50%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
GSA Manager LLC	DE	100%	by GGT Manager LLC
GSA OPH LLC	DE	0%	Mgmt. by GSA Manager LLC
GSFI, LLC	DE	70%	by Guggenheim Partners, LLC
GSFI, LLC	DE	30%	by JLx3, LLC
GTVI Partners, LLC	DE	44.40%	by Guggenheim Venture Partners, LLC
Guggenheim Access Funds	DE	0%	Mgmt. by GP Feeder Fund Management, LLC
Guggenheim Advisors (Cayman) Ltd.	CYM	100%	by Guggenheim Advisors, LLC
Guggenheim Advisors Funds	CYM	0%	Mgmt. by Guggenheim Advisors, LLC
Guggenheim Advisors, LLC	DE	100%	by Guggenheim Alternative Asset Management, LLC
Guggenheim aero Finance Company, LLC	DE	100%	by GPBLK, Inc.
Guggenheim Aircraft Opportunity Fund, LP	DE	0%	Mgmt. by Guggenheim Aircraft Opportunity GP, LLC
Guggenheim Aircraft Opportunity GP, LLC	DE	100%	by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Aircraft Opportunity Master Fund, LP	DE	0%	Mgmt. by Guggenheim Aircraft Opportunity GP, LLC
Guggenheim Alpha Solutions Fund, LLC	DE	100%	by GPIM Holdings V, LLC
Guggenheim Alternative Asset Management, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Apsley Fund, L.P.	CYM	0%	Mgmt. by Guggenheim Apsley Holdings, LLC
Guggenheim Apsley Holdings, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Aviation GAP Holdco, LLC	DE	100%	by Guggenheim Aviation Partners, LLC
Guggenheim Aviation GM Holdco, LLC	DE	100%	by Guggenheim Manager, Inc.
Guggenheim Aviation GP Holdco, LLC	DE	100%	by Guggenheim Partners, LLC
Guggenheim Aviation Investment Fund II, LP	DE	0%	Mgmt. by Guggenheim Aviation Services II, LLP
Guggenheim Aviation Offshore Investment Fund II, L.P.	CYM	0%	Mgmt. by Guggenheim Aviation Services II, Ltd.
Guggenheim Aviation Partners Limited	GBR	100%	by Guggenheim Capital, LLC
Guggenheim Aviation Partners, LLC	DE	59.50%	by Guggenheim Aviation GP Holdco, LLC
Guggenheim Aviation Services II, LLP	DE	39.50%	by Guggenheim Aviation GP Holdco, LLC
Guggenheim Aviation Services II, Ltd.	CYM	100%	by Guggenheim Capital, LLC
Guggenheim Capital Enterprises, LLC	DE	99.50%	by Guggenheim Capital, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Guggenheim Capital International, Ltd.	CYM	100%	by GC Parent Holdings, LLC
Guggenheim Capital Management (Asia) Private Limited	IND	99%	by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Capital, LLC	DE	34.70%	by SAGE Assets, Inc.
Guggenheim Commercial Real Estate Finance (CA), Inc.	DE	100%	by Guggenheim Commercial Real Estate Finance, LLC
Guggenheim Commercial Real Estate Finance, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Concinnity Capital Stewardship Fund, LLC	DE	0%	Mgmt. by GPIM Holdings VI, LLC
Guggenheim Concinnity Funds	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Concinnity Strategy Funds	DE	0%	Mgmt. by Guggenheim Partners, LLC
Guggenheim Concourse L.P.	DE	99.90%	by Guggenheim Plus Leveraged LLC
Guggenheim Concourse GP LLC	DE	100%	by Guggenheim Plus Leveraged LLC
Guggenheim Corporate Funding, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Credit Services, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Development Partners, Inc.	DE	100%	by GC Parent Holdings, LLC
Guggenheim Digital Media, LLC	DE	100%	by GI Holdco II LLC
Guggenheim Disbursement Agent, LLC	DE	100%	by Guggenheim Services, LLC
Guggenheim Energy Advisors, LLC	DE	50%	by GP Energy Partners, LLC
Guggenheim Energy LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Energy Opportunities Fund, LP	DE	0%	Mgmt. by Guggenheim Energy LLC
Guggenheim Energy Opportunities Leveraged Fund, LP	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Enhanced Income Fund, LLC	DE	0%	Mgmt. by GPIM Holdings VI, LLC
Guggenheim Franklin Park Management, LLC	DE	100%	by GGIC, Ltd.
Guggenheim Fund Solutions, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Funding (Cayman) Ltd.	CYM	100%	by Guggenheim Capital, LLC
Guggenheim Funds Distributors, LLC	DE	100%	by Guggenheim Funds Services, LLC
Guggenheim Funds Investment Advisors, LLC	DE	100%	by Guggenheim Funds Services, LLC
Guggenheim Funds Services Holdings, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Funds Services, LLC	DE	100%	by Guggenheim Funds Services Holdings, LLC
Guggenheim GGT (Swiss) Gmbh	CH	100%	by Guggenheim Global Trading, LLC
Guggenheim Global Investments Public Limited Company	IRL	100%	by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Global Trading, LLC	DE	99.50%	by Guggenheim Manager Holdco, LLC
Guggenheim Golf Properties Investor, LLC	DE	99.50%	by GC Parent Holdings, LLC
Guggenheim High Yield Plus Funds	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Holdco Sub II, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Holdco Sub, LLC	DE	100%	by Guggenheim Insurance Services, LLC
Guggenheim Holdings, LLC	DE	99.50%	by Guggenheim Partners, LLC
Guggenheim Insurance Holdco, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Insurance Services, LLC	DE	100%	by Guggenheim Insurance Holdco, LLC
Guggenheim International, LLC	DE	100%	by Guggenheim Corporate Funding, LLC
Guggenheim Investment Advisors (Europe) Limited	GBR	100%	by GIA Europe Holdings, Ltd.
Guggenheim Investment Advisors (Hong Kong) Limited	HKG	100%	by GIA Asia Holdings, Ltd.
Guggenheim Investment Advisors, LLC	DE	100%	by GWM Holdco, LLC
Guggenheim Investor Services, LLC	DE	100%	by GWM Holdco, LLC
Guggenheim Investors Fund LLC	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Guggenheim Knights of Security, LLC	DE	100%	by Guggenheim Partners, LLC
Guggenheim Life 1099 Reporting Company, LLC	DE	100%	by Guggenheim Life and Annuity Company
Guggenheim Life and Annuity Company	DE	100%	by GLAC Holdings, LLC
Guggenheim Loan Agent, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Loan Services Company, Inc.	CA	100%	by Guggenheim Loan Services Company, LLC
Guggenheim Loan Services Company, LLC	DE	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Management, LLC	DE	100%	by Guggenheim Alternative Asset Mgmt., LLC
Guggenheim Manager Holdco, LLC	DE	99.50%	by Guggenheim Partners, LLC
Guggenheim Manager, Inc.	DE	100%	by Guggenheim Capital, LLC
Guggenheim Media, LLC	DE	100%	by GI Holdco II LLC
Guggenheim Merchant Manager, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Mortgage Capital, LLC	DE	80%	by Liberty Hampshire Holdings, LLC
Guggenheim Nicklaus Partners, LLC	DE	70%	by GC Parent Holdings, LLC
Guggenheim Opportunities Investors III, LLC	DE	81%	by Guggenheim Capital, LLC
Guggenheim Partners Advisory Company	SD	100%	by Guggenheim Partners, LLC
Guggenheim Partners Covered Call Fund GP, L.L.C.	DE	99.50%	by Guggenheim Partners, LLC
Guggenheim Partners Covered Call Fund, L.P.	DE	0%	Mgmt. by Guggenheim Partners Covered Call Fund GP, L.L.C.
Guggenheim Partners Europe Limited	IRL	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Partners India GP, LLC	DE	67%	by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Partners India Limited (Cayman)	CYM	100%	by Guggenheim Partners India Holdings, LLC
Guggenheim Partners India Management, LLC	DE	100%	by Guggenheim Partners India Holdings, LLC
Guggenheim Partners Investment Management Holdings, LLC	DE	99.50%	by GI Holdco LLC
Guggenheim Partners Investment Management, LLC	DE	99.90%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Guggenheim Partners Japan (Preparation), Ltd.	JPN	100%	by Links Holdings LLC
Guggenheim Partners London Premises Limited	UK	100%	by Guggenheim Capital, LLC
Guggenheim Partners Mauritius I, Ltd.	MUS	100%	by Guggenheim Partners India Limited (Cayman)
Guggenheim Partners Mauritius II, Ltd.	MUS	100%	by Guggenheim Partners Mauritius I, Ltd.
Guggenheim Partners Opportunistic Investment Grade Securities Funds	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Partners, LLC	DE	100%	by Guggenheim Capital, LLC
Guggenheim Payroll Agent, LLC	DE	100%	by Guggenheim Capital, LLC
Guggenheim Plus Acquisition LLC	DE	100%	by Guggenheim Plus Leveraged LLC
Guggenheim Plus GP LLC	DE	100%	by Guggenheim Real Estate LLC
Guggenheim Plus II GP, LLC	DE	100%	by Guggenheim Real Estate LLC
Guggenheim Plus II L.P.	DE	0%	Mgmt. by Guggenheim Plus II GP, LLC
Guggenheim Plus L.P.	DE	0%	Mgmt. by Guggenheim Plus GP LLC
Guggenheim Plus Leveraged LLC	DE	20.70%	by Guggenheim Plus L.P.
Guggenheim Plus Leveraged LLC	DE	60.70%	by Guggenheim Real Estate Investment Trust
		18.60%	by Guggenheim Real Estate PLUS Trust
		0%	Mgmt. by Guggenheim Trust Company LLC
Guggenheim Plus Mezzanine Finance L.P.	DE	0%	Mgmt. by GRES GP LLC
Guggenheim Portfolio Management (India) Private Limited	IND	49.90%	by Guggenheim Partners Mauritius II, Ltd.
Guggenheim Premises I, LLC	DE	99.50%	by Guggenheim Capital, LLC
Guggenheim Private Debt Fund Managing Member, LLC	DE	100%	by Guggenheim Partners Investment Mgmt., LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Guggenheim Private Debt Funds	DE	0%	Mgmt. by Guggenheim Private Debt Fund Managing Member, LLC
Guggenheim Private Family Network, LLC	DE	99.50%	by Guggenheim Partners, LLC
Guggenheim Proprietary Investor investment entities	CYM	100%	by GC Deferred Compensation Offshore, Ltd.
Guggenheim Real Estate International Fund L.P.	CYM	0%	Mgmt. by GREI GP LLC
Guggenheim Real Estate Investment Trust	MA	100%	by Guggenheim Trust Company LLC
Guggenheim Real Estate LLC	DE	99.50%	by GPFT Holdco, LLC
Guggenheim Receivable Financing, LLC	DE	100%	by Guggenheim Services, LLC
Guggenheim Reinsurance Holdings, LLC	DE	100%	by GPBLK, Inc.
Guggenheim Retail Real Estate Partners, Inc.	DE	100%	by GC Parent Holdings, LLC
Guggenheim SBC Holdings, LLC	DE	0%	Mgmt. by Guggenheim Knights of Security, LLC
Guggenheim Securities Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim Securities, LLC	DE	100%	by Links Holdings LLC
Guggenheim Services, LLC	DE	99.50%	by Guggenheim Capital, LLC
Guggenheim Specialized Products, LLC	DE	100%	by Security Investors, LLC
Guggenheim Stella Multi-Strategy Fund, LP	DE	100%	by Guggenheim Strategic Fund Management, LLC
Guggenheim Strategic Fund Management, LLC	DE	99.50%	by Guggenheim Partners, LLC
Guggenheim Strategy Funds	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Guggenheim Technology Ventures I, L.P.	DE	0%	Mgmt. by GTVI Partners, LLC
Guggenheim Transparent Value, LLC	DE	63.80%	by GPFT Holdco, LLC
Guggenheim Treasury Services (Europe) Limited	GBR	100%	by Liberty Hampshire International Limited
Guggenheim Treasury Services Corporation (N.Y.)	DE	100%	by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services International Limited (fka Liberty Hampshire International Limited)	CYM	100%	by The Liberty Hampshire Company, LLC
Guggenheim Treasury Services, LLC	DE	100%	by Liberty Hampshire Holdings, LLC
Guggenheim Trust Assets, LLC	DE	100%	by Guggenheim Securities, LLC
Guggenheim Trust Company LLC	SD	99.50%	by Guggenheim Partners, LLC
Guggenheim Venture Partners, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim-meZocliq Holdings, LLC	DE	100%	by GPFT Holdco, LLC
Guggenheim-Nicklaus Fund I, Ltd.	FL	89.50%	by Guggenheim Golf Properties Investor, LLC
GW Ocean, LLC	DE	50%	by Guggenheim Partners Investment Mgmt., LLC
GWM Holdco, LLC	DE	99.50%	by Guggenheim Partners, LLC
GX 9568 Holdings I, LLC	DE	0%	Mgmt. by Guggenheim Aircraft Opportunity Master Fund, LP
GX 9568 Holdings II, LLC	DE	0%	Mgmt. by Guggenheim Aircraft Opportunity Master Fund, LP
HB property holding entities	DE	100%	by Retail Investors III, LLC
Heights 2, LLC d/b/a WSGEV Holdings, LP	DE	100%	by Compatriot Capital, Inc.
Herakles Investments, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Hesa GSTF V, LLC	DE	100%	by GLAC Holdings, LLC
HGL Receivables, LLC fka IG Receivables, LLC	DE	100%	by EquiTrust Life Insurance Company
HHEP-DirecPath, LP	DE	25%	by Sammons Capital, Inc.
HHEP-Directional, LP	DE	24.90%	by Sammons Capital, Inc.
HHEP-Latrobe, LP	DE	24.90%	by Sammons Capital, Inc.
HHEP-Ocular	DE	24.80%	by Sammons Capital, Inc.
HHEP-SafeMed, LP	DE	20.90%	by Sammons Capital, Inc.
Highland Peak investment entities	DE	100%	by EL Funding, LLC
ICO, LLC	DE	100%	by EquiTrust Life Insurance Company
IDF I and II investment entities	DE	100%	by Guggenheim Life and Annuity Company
IDF III and IV investment entities	DE	100%	by EquiTrust Life Insurance Company

Name	Jurisdiction	Percent of Voting Securities Owned
IDF investment entities	DE	100%	by Security Benefit Life Insurance Company
Infrastructure India Plc	DE	100%	by Franklin Park (Cyprus) Limited
Internet Radio Funding, LLC	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
IPEX LLC	DE	100%	by Generation Financial Group, LLC
IPEX Services, LLC	DE	100%	by IPEX LLC
Iron Hill CLO Limited	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Jasmine Asset Funding Limited	CYM	100%	by The Liberty Hampshire Company, LLC
Java Acquisition Company property holding entities	DE	100%	by Guggenheim Retail Real Estate Partners, Inc.
JHCCI Leasing LLC	DE	50%	by Compatriot Capital, Inc.
JLB 2728 Cedar Springs, LP	TX	30%	by JLB Partners LLC
		70%	by Compatriot Capital, Inc.
JLB BUILDERS LLC	TX	100%	by JLB Partners LLC
JLB Center Street, LP	TX	70%	by Compatriot Capital, Inc.
		30%	by JLB Partners LLC
JLB Deerfield LLC	GA	70%	by Compatriot Capital, Inc.
		30%	by JLB Partners LLC
JLB McLean LLC	DE	39%	by Compatriot Capital, Inc.
		21.90%	by JLB McLean Partners LP
JLB McLean Partners LP	DE	65.70%	by JLB Partners LLC
JLB Partners LLC	DE	30%	by Compatriot Capital, Inc.
JLB Poncey LLC	GA	70%	by Compatriot Capital, Inc.
		30%	by JLB Partners LLC
JLB REALTY LLC	TX	100%	by JLB Partners LLC
JLB RESIDENTIAL LLC	TX	100%	by JLB Partners LLC
JLB Winhall, LP	TX	70%	by Compatriot Capital, Inc.
		30%	by JLB Partners LLC
JLx3, LLC	DE	61.10%	by Guggenheim Partners, LLC
Juneau IS Holdings, LLC	AK	100%	by Guggenheim Insurance Services, LLC
KDC Holdings, LLC	DE	50%	by E2M/SRC Investment Company, LLC
Kemps Landing Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Kennecott Funding Ltd	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
King Tech Holdings Ltd.	CYM	100%	by GGIC KTI Holdings, Ltd.
King Tech International, Ltd.	CYM	100%	by King Tech Holdings Ltd.
Kitts Hill Funding entities	DE	100%	by LSFC entities
KLD Funding, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Kodiak E Holdings, LLC	AK	100%	by EquiTrust Life Insurance Company
Lamberton Funding, LLC	DE	100%	by Lavallette Insurance Agency, LLC
Lavallette Insurance Agency, LLC	DE	100%	by EquiTrust Life Insurance Company
LCLF investment entities	DE	100%	by Corporate Funding V, LLC
Legacy Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Lexington Parker (Cayman) Ltd.	CYM	100%	by Lexington Parker Capital Company, L.L.C.
Lexington Parker Capital Company, L.L.C.	DE	100%	by The Liberty Hampshire Company, LLC
Liberty Hampshire Holdings, LLC	DE	99.50%	by Guggenheim Capital, LLC
Links Holdings LLC	DE	99.50%	by Guggenheim Partners, LLC
Links Holdings, Inc.	DE	100%	by Guggenheim Partners, LLC
Lionel Holdings, LLC	DE	0%	Mgmt. by Guggenheim Corporate Funding, LLC
Longhorn Trail Ranch II, Ltd.	TX	40%	by Compatriot Capital, Inc.
LSFC entities	DE	100%	by AF V - VII entities

Name	Jurisdiction	Percent of Voting Securities Owned
Magma WCFF II Ltd	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation
Mexcolift Servicios de Personnel S. de R.L. de C.V.	MEX	99%	by Controladora Briggs de Mexico S. de R.L. de C.V.
		1%	by Briggs Equipment Mexico, Inc.
MF Master Seed Co, LLC	DE	100%	by SBC Funding, LLC
MF Seed Co., LLC	DE	100%	by MF Master Seed Co, LLC
Midland National Life Insurance Company	IA	100%	by Sammons Financial Group, Inc.
Midland National Services Corporation, LLC	DE	100%	by Midland National Life Insurance Company
Minerva Funding LLC	DE	100%	by Guggenheim Life and Annuity Company
Minerva Holdings Ltd.	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Minerva Holdings, LLC	DE	0%	Mgmt. by Guggenheim Corporate Funding, LLC
Minutemen Park Cayman Limited	CYM	0%	Mgmt. by Guggenheim Partners, LLC
MNL Reinsurance Company	IA	100%	by Midland National Life Insurance Company
Montacargas Yale, de Mexico S.A. de C.V.	MEX	99%	by Briggs Equipment, Inc.
		1%	by Briggs Equipment Mexico, Inc.
Monterra investment entities	DE	100%	by EL Funding, LLC
Moore's Creek Capital Corporation	DE	100%	by The Liberty Hampshire Company, LLC
Morrow Park City Apartments LLC	DE	65.70%	by VG Morrow Park Capital LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
NC property holding entities	DE	100%	by Retail Investors III, LLC
NF – 1892-2, LLC	KS	100%	by Security Benefit Corporation
NF – GPE, LLC	KS	100%	by Security Benefit Corporation
NF – GPIM, LLC	KS	100%	by Security Benefit Corporation
Nominee Holding Company, LLC	DE	100%	by GPFT Holdco, LLC
North American Company for Life and Health Insurance	IA	100%	by Sammons Financial Group, Inc.
Note Funding 1892, LLC	KS	100%	by Security Benefit Corporation
Note Funding II, LLC	KS	100%	by Security Benefit Corporation
Note Funding MP, LLC	KS	100%	by Security Benefit Corporation
Note Funding OHA II, LLC	KS	100%	by Security Benefit Corporation
Note Funding OHA, LLC	KS	100%	by Security Benefit Corporation
Note Funding, LLC	KS	100%	by Security Benefit Corporation
NZC Guggenheim Funds	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
NZCG Funding	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Optimus Funding Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Orpheus Funding, LLC	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Orpheus Holdings, LLC	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Otter, Inc.	OK	100%	by Sammons Power Development, Inc.
Padfield AH, LLC	DE	100%	by SL Funding, LLC
Paragon GBM Investco, LLC	DE	100%	by Paragon Life Insurance Company of Indiana
Paragon Life Insurance Company of Indiana	IN	100%	by PLIC Holdings, LLC
Parkway Mortgage, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Pathfinder Renewable Wind Energy, LLC	WY	35.30%	by Sammons Power Development, Inc.
Picton S.à r.l.	LUX	99.60%	by The Liberty Hampshire Company, LLC
Pilar Holdings, LLC	FL	88.40%	by GC Pilar Golf Investment, LLC
Pilara Lotes II, LLC	DE	100%	by GC Deferred Compensation I, LLC
Pillar Capital Finance, LLC	DE	100%	by Pillar Financial, LLC
Pillar Financial, LLC	DE	19.60%	by GPFT Holdco, LLC
Pillar Multifamily, LLC	DE	100%	by Pillar Financial, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
PLIC Holdings, LLC	DE	100%	by Guggenheim Insurance Holdco, LLC
Property Disposition, Inc.	DE	100%	by Sammons Financial Group, Inc.
RC property holding entities	DE	100%	by Retail Investors III, LLC
Relationship Funding (Cayman) Ltd.	CYM	100%	by The Liberty Hampshire Company, LLC
Relationship Funding Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Replay Technology Funding, LLC	DE	100%	by SBC Funding, LLC
Retail Investors I, LLC	DE	49%	by Stonefire Investors, LLC
Retail Investors I, LLC	DE	51%	by Stonebridge Investors I, LLC
Retail Investors II, LLC	DE	99.50%	by Stonefire Investors, LLC
		0%	Mgmt. by Stonebridge Investors II, LLC
Retail Investors III, LLC	DE	99.50%	by Guggenheim Life and Annuity Company
		0%	Mgmt. by Stonebridge Investors III, LLC
RHDFJ Partners, LP	TX	50%	by JLB Partners LLC
		50%	by Compatriot Capital, Inc.
Ridgefield Funding Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Rydex Fund Services, LLC	KS	100%	by Rydex Holdings, LLC
Rydex Holdings, LLC	KS	100%	by Guggenheim Partners Investment Mgmt. Holdings, LLC
Saadiyat GSTF IV, LLC	DE	100%	by GLAC Holdings, LLC
Saganaw Insurance Agency, LLC	DE	100%	by Guggenheim Life and Annuity Company
SAGE Assets, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
SAILES 2, LLC	DE	100%	by SAILES 2-0, LLC
SAILES 2-0, LLC	DE	100%	by Security Benefit Life Insurance Company
Sammons BW, Inc.	DE	100%	by Sammons Distribution Holdings, Inc.
Sammons Capital, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
Sammons Corporation	DE	100%	by Consolidated Investment Services, Inc.
Sammons Distribution Holdings, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Sammons Enterprises, Inc.	DE	100%	by Sammons Enterprises, Inc. ESOT
Sammons Equity Alliance, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Sammons Financial Group, Inc.	DE	100%	by Consolidated Investment Services, Inc.
Sammons Financial Network, LLC	DE	100%	by Sammons Securities, Inc.
Sammons Power Development, Inc.	DE	100%	by Sammons Equity Alliance, Inc.
Sammons Retirement Solutions, Inc.	DE	100%	by Sammons Financial Group, Inc.
Sammons Securities, Inc.	DE	100%	by Sammons Financial Group, Inc.
Sands Point Funding Ltd	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Sandy Point Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Saratoga (Cayman) Ltd.	CYM	100%	by The Liberty Hampshire Company, LLC
Saratoga Springs Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Saulsbury Funding, LLC	DE	100%	by Searcy Insurance Agency, LLC
Saxondale Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC
SB Carco Holdings, LLC	KS	100%	by Security Benefit Corporation
SB Carco, LLC	KS	100%	by SB Carco Holdings, LLC
SB Custody, LLC	DE	100%	by Guggenheim SBC Holdings, LLC
SB Directional Aviation LLC	DE	100%	by SBC Funding, LLC
SB I property holding entities	DE	100%	by Retail Investors I, LLC
SB II property holding entities	DE	100%	by Retail Investors I, LLC
SB Private Investments, LLC	DE	100%	by Guggenheim SBC Holdings, LLC
SB property holding entities	DE	100%	by Retail Investors III, LLC
SBC Funding II, LLC	KS	100%	by Security Benefit Corporation
SBC Funding, LLC	KS	100%	by Monterra Investment entities

Name	Jurisdiction	Percent of Voting Securities Owned
SBC Investors LLC	DE	0%	Mgmt. by Guggenheim Knights of Security, LLC
SBL Holdings, LLC	KS	100%	by Security Benefit Corporation
SBTree, Inc.	DE	100%	by Guggenheim Partners, LLC
Scarsbrook Funding, LLC	DE	100%	by Searcy Insurance Agency, LLC
Scottwell Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
se2 Holdings, Inc.	KS	100%	by se2 Holdco, LLC
se2 Holdings, LLC	DE	100%	by Guggenheim SBC Holdings, LLC
se2, LLC	KS	93%	by se2 Holdings, Inc.
Searcy Insurance Agency, LLC	DE	100%	by EquiTrust Life Insurance Company
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Asset Management Holdings, LLC	KS	100%	by GI Holdco II LLC
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	100%	by Guggenheim SBC Holdings, LLC
Security Benefit Life Insurance Company	KS	100%	by Security Benefit Corporation
Security Distributors, Inc.	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by Security Benefit Corporation
Security Investors, LLC	KS	100%	by Rydex Holdings, LLC
Sentry Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC
Seven Sticks, LLC	SC	100%	by Cainhoy Land & Timber, LLC
SFVII GP, LLC	DE	100%	by Guggenheim Fund Solutions, LLC
SG Fundings, LLC	DE	0%	Mgmt. by TEK Financial, LLC
SIA Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC
Sibella Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC
Sifton Road Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC
Ski Partners II, LLC	DE	32.80%	by Compatriot Capital, Inc.
Ski Partners, LLC	DE	32.70%	by Compatriot Capital, Inc.
SL Funding, LLC	DE	100%	by Guggenheim SBC Holdings, LLC
Slate Rock, LLC	DE	0%	Mgmt. by Guggenheim Securities Holdings, LLC
Slauson Investors LLC	DE	96%	by Guggenheim Plus Leveraged LLC
SLBCA Holding LLC	DE	50%	by Compatriot Capital, Inc.
		50%	by Village Green Holding LLC
SLF II-McCarty Investors II, LP	TX	69.50%	by Compatriot Capital, Inc.
SLF II-McCarty Investors, LP	TX	22%	by Compatriot Capital, Inc.
Solberg Reinsurance Company	IA	100%	by Midland National Life Insurance Company
Soo Line Building City Apartments LLC	DE	85%	by SLBCA Holding LLC
South Blacktree Agency, LLC	DE	100%	by SBTree, Inc.
SRI Ventures, LLC	DE	100%	by Compatriot Capital, Inc.
SRY Collateral Company entities	DE	100%	by Searcy Insurance Agency, LLC
Stellar Funding Ltd	CYM	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Stone Secured investment entities	DE	100%	by EL Funding, LLC
Stonebridge Investors I, LLC	DE	99.50%	by GC Parent Holdings, LLC
Stonebridge Investors II, LLC	DE	99.50%	by GC Parent Holdings, LLC
Stonebridge Investors III, LLC	DE	100%	by Guggenheim Retail Real Estate Partners, Inc.
Stonefire Investors, LLC	DE	100%	by Guggenheim Life and Annuity Company
Stubbs Hall Funding, LLC	DE	100%	by Searcy Insurance Agency, LLC
Sudbourne Funding, LLC	DE	100%	by Saganaw Insurance Agency, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
TB property holding entities	DE	100%	by Retail Investors III, LLC
TEK Financial, LLC	DE	99.50%	by Guggenheim Partners, LLC
Terrabyte Development, LLC	DE	100%	by Guggenheim Retail Real Estate Partners, Inc.
The Liberty Hampshire Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
The Liberty Hampshire Company, LLC	DE	100%	by Guggenheim Treasury Services, LLC
The Property and Casualty Reinsurance Company of Bermuda Ltd.	BMU	100%	by Guggenheim Reinsurance Holdings, LLC
theAudience, Inc.	DE	0%	Mgmt. by SBC Funding, LLC
Thomas Creek Capital Corporation	DE	100%	by The Liberty Hampshire Company, LLC
Thomas Weisel India Opportunity Fund, LP	DE	0%	Mgmt. by Guggenheim Partners India GP, LLC
TK property holding entities	DE	100%	by Retail Investors III, LLC
Toledo-MNG, LLC	DE	90.60%	by GC Pilar Golf Investment, LLC
Toledo-SLS, LLC	DE	90.60%	by GC Pilar Golf Investment, LLC
Tomorrow, LLC	DE	100%	by Guggenheim Life and Annuity Company
Transparent Value Advisors, L.L.C.	DE	100%	by Transparent Value, L.L.C.
Transparent Value Private Limited	IND	100%	by Transparent Value, L.L.C.
Transparent Value, L.L.C.	DE	100%	by Guggenheim Transparent Value, LLC
Trenton E Holdings, LLC	AK	100%	by EquiTrust Life Insurance Company
Trigger Investco, LLC	DE	0%	Mgmt. by Guggenheim Partners Investment Mgmt., LLC
Tustin-Michelle Partners LLC	DE	100%	by Guggenheim Plus Leveraged LLC
UBSFC, LLC	DE	100%	by The Liberty Hampshire Company, LLC
UQ 720 Partners, LP	DE	95%	by Compatriot Capital, Inc.
Valcour Bay Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Venice GSTF I, LLC	DE	100%	by GLAC Holdings, LLC
VG Morrow Park Capital LLC	DE	84.80%	by Compatriot Capital, Inc.
		15.20%	by Village Green Holding LLC
VGH St. Louis LLC	DE	100%	by Village Green Holding LLC
Village Green Communications LLC	DE	100%	by Village Green Holding LLC
Village Green Construction LLC	DE	100%	by Village Green Holding LLC
Village Green Development Holding LLC	DE	100%	by Village Green Holding LLC
Village Green Holding LLC	DE	46.70%	by Compatriot Capital, Inc.
Village Green Management Company LLC	DE	100%	by Village Green Holding LLC
V-Suites LLC	DE	100%	by Village Green Holding LLC
Washington Lee Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
White Plains Capital Company, LLC	DE	100%	by The Liberty Hampshire Company, LLC
Wind Investors I, LLC	DE	100%	by GFP Wind Holdings, LLC
XONM 2012, Inc.	DE	100%	by XONM LLC
XONM Capital LLC	DE	100%	by XONM LLC
XONM Funding LLC	DE	100%	by XONM Capital LLC
XONM LLC	DE	100%	by Guggenheim Mortgage Capital, LLC

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Separate Account IX, Separate Account, Variable Annuity Account XI, Separate Account XII, Separate Account XV, Separate Account XIX, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.

As depositor of the separate accounts, SBL might be deemed to control them.  In addition, certain of the separate accounts invest in shares of Guggenheim Variable Funds Trust (“the Trust”), a “series” type mutual fund registered under the Investment Company Act of 1940.  An affiliate of SBL serves as investment adviser to the Trust.  The purchasers of SBL’s variable annuity and variable life contracts investing in the Trust will have the opportunity to instruct SBL with respect to the voting of shares of the Trust held by the separate accounts as to certain matters.  Subject to such voting instructions, SBL might be deemed to control the Trust.

Item 27.	Number of Contractowners

As of February 28, 2015, there were 37,790 owners of the Qualified Contracts and 4,869 owners of the Non-Qualified Contracts issued under the Variflex Separate Account.

Item 28.	Indemnification

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

The Articles of Incorporation include the following provision:

(a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

(b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                Principal Underwriter

(a)(1)	Security Distributors, Inc. (“SDI”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2)	SDI acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3)	SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9

(b)	Name and Principal	Position and Offices
	Business Address *	with Underwriter
	Michael K. Reidy	President, Chairman of the Board, and Director
	Justin Jacquinot	Senior Vice President, Direct Relationships
	Kurt E. Auleta	Vice President, Sales Operations, and Director

(b)	Name and Principal	Position and Offices
	Business Address *	with Underwriter
	Paula K. Dell	Vice President
	James J. Kiley	Vice President, Education Markets
	Jeff Hunter	Treasurer
	Yolande C. Nichols	Chief Compliance Officer
	James R. Schmank	Vice President
	Christopher D. Swickard	Vice President, Secretary, and Director
	Mark W. Turner	Vice President, Education Markets
	Kevin M. Watt	Vice President
	Donald A. Wiley	Vice President
	Carmen R. Hill	Second Vice President and Assistant Secretary
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of	Net
	Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, Inc.	$6,014,8801	$135,6672	$0	N/A

*SBL pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDI’s ongoing operations
1
SBL pays commissions to selling broker-dealers through SDI.  This is the amount paid to SDI in connection with all Contracts sold through the Separate Account.  SDI passes through to the selling broker-dealers all such amounts.

2
A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is passed through to SBL.

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)
Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b)	Registrant undertakes that it will include as part of the Variflex contract application a space that an applicant can check to request a Statement of Additional Information.

(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d)
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

(e)
SBL, sponsor of the unit investment trust, Variflex Separate Account, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1) - (4) of such no-action letter which are incorporated herein by reference.

(f)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April 2015.

Security Benefit Life Insurance Company (The Depositor) Variflex Separate Account (The Registrant)

By:	*
Michael P. Kiley, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2015.

SIGNATURES AND TITLES

By:	*
Michael P. Kiley, Chief Executive Officer and Director

By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer (and chief accounting officer), Chief Risk Officer, Treasurer, and Director

By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director

By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary and Director

By:	*
Douglas G. Wolff, President and Director

By:	*
Anthony D. Minella, Senior Vice President, Chief Investment Officer, and Director

*By:	/s/ CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(3)   (c) SBL Variable Products Schedule of Commissions Variflex - Variable Annuity
(10)  (a) Consent of Independent Registered Public Accounting Firm
         (b) Consent of Counsel